As filed with the SEC on April 29, 2024

Registration No. 333-117572

Registration No. 811-21604

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 20	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 23	☒

EMPIRE FIDELITY INVESTMENTS VARIABLE LIFE ACCOUNT A

(Exact Name of Registrant)

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Name of Depositor)

640 Fifth Avenue

New York, New York 10019

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (800) 544-8888

DAVID A. GOLINO

President

Empire Fidelity Investments Life Insurance Company

640 Fifth Avenue

New York, New York 10019

(Name and Address of Agent for Service)

Copy to:

MICHAEL BERENSON

MORGAN, LEWIS & BOCKIUS LLP

1111 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of rule 485
☒	on April 30, 2024, pursuant to paragraph (b) of rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of rule 485
☐	on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

April 30, 2024

This prospectus describes the important features of Empire Fidelity Lifetime Reserves, an individual, flexible premium, variable universal life insurance policy (the “Policy”) issued by Empire Fidelity Investments Life Insurance Company® (“we” or “EFILI”). Empire Fidelity Lifetime Reserves is designed to provide death benefit protection. Each Policy was issued as either:

1.	a Single Life Policy, in which we pay Insurance Proceeds to the named Beneficiaries upon the death of the single insured person (“Insured”),

or

2.	a Survivorship Life Policy, in which we pay Insurance Proceeds to the named Beneficiaries upon the death of the last survivor of two insured persons (“Insureds”).

Unless we specify otherwise in this prospectus, the features of a Single Life Policy and a Survivorship Life Policy are the same.

Investment Options available under the Policy are subaccounts of Empire Fidelity Investments Variable Life Account A (the “Variable Account”).

PLEASE NOTE: Currently, we do not offer the Policy for sale to new investors.

Important Disclosures:

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY

Application: A form or set of forms that must be completed and signed by a prospective Owner and each Insured before we can issue a Policy.

Beneficiary: The person or persons designated in the Application or the most recent Beneficiary designation in our files, to whom Insurance Proceeds are paid.

Cash Surrender Value: The Policy Account Value (the total value of your accounts in the Investment Options, in the Fixed Account, and the Loan Collateral Account), less any Loan Balance (which includes accrued interest).

Cash Value Accumulation Test: One of two tests prescribed in Section 7702 of the Internal Revenue Code that define whether an insurance contract qualifies to be treated as a life insurance policy for Federal tax purposes. Both this test and the Guideline Premium Test establish requirements for how much the Death Benefit amount must exceed the Policy Account Value through the life of the Policy. See the SAI and your Policy for more information.

Conditional Receipt: A receipt evidencing our receipt of a Premium payment before we issue a Single Life Policy. A Conditional Receipt is not an insurance Policy.

Cost of Insurance: A monthly charge we assess to compensate us for underwriting the Death Benefit. It is the product of your Policy’s Cost of Insurance Rate times its Net Amount at Risk on your Policy’s monthly Policy Processing Day. It varies from Policy to Policy and from month to month. Your Policy Schedule indicates the guaranteed Cost of Insurance Rates applicable to your Policy.

Cost of Insurance Rate: This rate is used to calculate the monthly Cost of Insurance charge. It depends on a number of factors that are unique to your Policy, including each Insured’s Issue Age, sex and Underwriting Class, as well as the Policy Year and, for a Single Life Policy, the Face Amount.

Death Benefit: The gross amount, before deduction of Loan Balances and outstanding charges, that we agree to pay the Beneficiary upon receipt of proof of the death of the Insured in a Single Life Policy, or the death of last surviving Insured in a Survivorship Life Policy. The Death Benefit is based upon your choice of Death Benefit Option A or B, your choice of Face Amount and in some cases on the Policy Account Value and choice of tax test.

Default: A Policy goes into Default if its Cash Surrender Value is too low to pay the Monthly Deduction amount and if the No-Lapse Guarantee no longer applies. Following a Default, the Owner has a 61-day Grace Period in which to make a Premium payment sufficient to cure the Default.

EFILI (“we”): Empire Fidelity Investments Life Insurance Company, the issuer of the Policy.

EFT: Electronic Funds Transfer. You can make Premium payments by authorizing us to automatically deduct a specified amount monthly from your bank account.

Exchange: A transaction in which amounts allocated to one Investment Option and/or the Fixed Account are redeemed and invested in a different Investment Option and/or the Fixed Account, at the Owner’s request.

Extended Maturity: The period after the Policy Anniversary nearest the Insured’s 100th birthday for a Single Life Policy, and after the Policy Anniversary nearest the 100th anniversary of the younger Insured’s date of birth, even if the younger Insured is not the surviving Insured, for a Survivorship Life Policy. During Extended Maturity, the Death Benefit is changed to equal the Policy Account Value and we do not assess Monthly Deductions.

Face Amount: The dollar amount of insurance selected by the Owner. The Face Amount is a factor in determining the Death Benefit and certain charges.

Fixed Account: A part of our general account. You may allocate a portion of your Net Premium payments or a portion of your Policy Account Value to the Fixed Account. Amounts allocated to the Fixed Account do not fluctuate in value, and earn interest at rates that we declare from time to time. The guaranteed rate is 2%.

Fund: A mutual fund in which an Investment Option invests. The Funds are named in this prospectus and described in detail in the Fund prospectuses.

Grace Period: A 61-day period after a Policy first goes into Default, after which the Policy will Lapse if the Owner does not make a Premium payment sufficient to cure the Default.

Guideline Premium Test: One of two tests prescribed in Section 7702 of the Internal Revenue Code that define whether an insurance contract qualifies to be treated as a life insurance Policy for Federal tax purposes. This test defines a limit on the Premiums you can pay into your Policy. Both this test and the Cash Value Accumulation Test establish requirements for how much the Death Benefit amount must exceed the Policy Account Value through the life of the Policy. See the SAI and your Policy for more information.

Home Office: Empire Fidelity Investments Life Insurance Company, 640 Fifth Avenue, New York New York 10019. For information or transactions regarding your Policy, please contact our Service Center.

Insurance Proceeds: The amount we pay to the Beneficiaries or other persons after we receive satisfactory proof of death of the Insured on a Single Life Policy or both Insureds on a Survivorship Life Policy. It is calculated as the Death Benefit, less any Loan Balance, unpaid Monthly Deductions Any Rider benefits will be determined and paid in accordance with the terms of the applicable Rider.

Insured: A person whose life is insured by the Policy. In the case of a Single Life Policy, there will be only one Insured. In the case of a Survivorship Life Policy, there will be two Insureds and the Insurance Proceeds will be paid only upon the death of the second Insured to die.

Internal Revenue Code: The U.S. Internal Revenue Code of 1986, as amended.

Investment Option: A subaccount of our Variable Account, which invests all of its net assets in a specific Fund. You may allocate Premium payments into one or more Investment Options, and the value of the amount allocated will change daily with the Fund’s investment performance.

Issue Age: The Insured’s age on the Insured’s birthday nearest the Policy Date.

Issue Date: The date we produced your Policy. It is stated on your Policy.

Lapse: The termination of a Policy without value. If a Policy goes into Default, because the Cash Surrender Value is too low to cover monthly charges and the No-Lapse Guarantee no longer applies, it will Lapse at the end of a 61-day Grace Period unless the Owner makes a minimum Premium payment. You may reinstate a lapsed Policy, subject to certain conditions.

Loan: A transaction in which you borrow money from us, using the Policy as the only collateral. Interest charges and other terms and conditions are described under 3(f). Loans.

Loan Balance: The principal and accrued interest due under all Policy Loans you have taken, as reflected on our records.

Loan Collateral Account: The account to which we transfer funds, from the Investment Options and/or the Fixed Account, as collateral for a Policy Loan.

MEC: A modified endowment contract, as defined under the Internal Revenue Code.

Minimum Initial Premium: The minimum Premium payment needed in order for us to issue a Policy. Your Minimum Initial Premium amount was at least: the Planned Annual Premium if you selected an annual payment schedule; one-half the Planned Annual Premium if you selected a semi-annual payment schedule; or one-sixth of the Planned Annual Premium (two months’ worth), if you selected a monthly payment schedule using automatic electronic funds transfer (EFT).

Monthly Deduction: The amount we deduct from the Cash Surrender Value on each monthly Policy Processing Day. The Monthly Deduction includes the Cost of Insurance charge, the monthly Policy charge, the monthly unit charge for Survivorship Life Policies, and charges for any Riders.

Net Amount at Risk: The Death Benefit minus the Policy Account Value. This figure measures the insurance risk we bear, and is the basis for the Cost of Insurance charge.

Net Premium: The remaining Premium payment amount after we deduct the State Tax Charge.

No-Lapse Guarantee: A guarantee by us that, as long as your Policy satisfies the No-Lapse Guarantee Cumulative Premium Test as defined in the Policy (see 8(b). No-Lapse Guarantee), the Policy will not Lapse during the No-Lapse Guarantee Period. The No- Lapse Guarantee Period for a Single Life Policy is the first ten (10) Policy Years, if the Issue Age of the Insured is 70 or less; or the first five (5) Policy Years, if the Issue Age of the Insured is 71 or more. The No-Lapse Guarantee Period for a Survivorship Life Policy is the first five (5) Policy Years.

Owner (“you”): The person who holds the rights and duties under the insurance Policy, including the right to designate the Beneficiaries, choose the Death Benefit and Riders, and the responsibility to make Premium payments. The Owner is the person with whom we, the insurance company, make the contract of insurance. A Policy may be jointly owned only by a married couple, or by two unmarried individuals to the extent state law requires recognition of their joint ownership.

Partial Withdrawal: An Owner’s withdrawal of a portion of the Cash Surrender Value.

Planned Annual Premium: An annual Premium amount stated in the Policy Schedule. The Owner is not required to make payments according to this plan to keep the Policy in force. However, a failure to make at least the Planned Annual Premium payments in a timely manner will result in the loss of the No-Lapse Guarantee.

Policy Account Value: The total value of your accounts in the Investment Options, in the Fixed Account, and the Loan Collateral Account. Policy Account Value is the starting point for calculating important values under the Policy, including the Death Benefit and Cash Surrender Value.

Policy Anniversary: The same day and month as the Policy Date in each later year.

Policy Date: The date insurance coverage became effective. It is stated in your Policy Schedule.

Policy Processing Day: The day of each month when we deduct monthly charges from the Cash Surrender Value. It is the same day of every month as the Policy Date.

Policy Schedule: The portion of your Policy that sets forth information specific to your agreement with us, including the Insured(s), Face Amount, tax test and Death Benefit option.

Policy Year: A year that starts on the Policy Date or on a Policy Anniversary.

Premiums: Payments by the Owner to us in order to provide the Policy benefits and fund the Policy Account Value.

Rider: An extra benefit that you can choose to add to the Policy, generally for an additional cost. Each Rider has its own form, that describes its terms, conditions and benefits. If you purchase a Rider, the Rider form will be attached to your Policy.

SEC: The United States Securities and Exchange Commission.

Service Center: The office where we process Policy-related transactions, P.O. Box 724677, Atlanta, GA 31139. We may change this upon advance written notice to you.

Single Life Policy: The Lifetime Reserves Flexible Premium Variable Universal Life Policy offered by this prospectus.

State Tax Charge: A charge we assess on premiums we receive, to pay for applicable state taxes.

Surrender: Termination of the Policy at the Owner’s request.

Survivorship Life Policy: The Lifetime Reserves Flexible Premium Survivorship Variable Universal Life Policy offered by this prospectus.

Underwriting Class: The risk classification we assign to the Insured or Insureds, based on the Application form and evidence of insurability. The Underwriting Class is a principal factor in determining the Cost of Insurance Rate.

Valuation Day: Any day on which the Funds and Investment Options are priced, generally each day the New York Stock Exchange is open for trading.

Variable Account: Empire Fidelity Investments Variable Life Account A. The Variable Account holds all assets allocated by Owners to the Investment Options, and is maintained separately from our general account.

You: The owner of the Policy. See “Owner” above.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

Fees and Expenses				Location in Prospectus
Charges for Early Withdrawals	None
Transaction Charges

Although we do not currently intend to charge for Investment Option Exchanges, we reserve the right to impose a charge if you make Investment Option Exchanges on more than 12 business days during a calendar year.

We deduct a tax charge from each Premium payment to pay state taxes that are assessed as a percentage of Premiums received by the Company.

Fee Tables 4. Charges and Other Deductions
Ongoing Fees and Expenses (annual charges)

In addition to transaction charges and state tax charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy. These fees and expenses are set based on characteristics of the Insureds (e.g., age, sex, and rating classification). The fees and expenses applicable to your Policy are disclosed on your Policy’s Schedule page.

Owners also bear expenses associated with the Funds, as shown in the following table.

Fee Tables 4. Charges and Other Deductions
	Annual Fee	Minimum	Maximum
	Investment Options (Fund fees and expenses)	0.10%[1]	1.69%[1]
1 As a percentage of net assets of each Investment Option.

Risks		Location in Prospectus
Risk of Loss	An investor can lose money by investing in the Policy.	1. Principal Risks of Investing in the Policy 2(a). EFILI and the Variable Account 2(b). The Funds
Not a Short- Term Investment

The Policy is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash.

The Policy is designed to provide a life insurance benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications in the early years of the Policy make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the Policy may limit your ability to withdraw a portion of the Policy Account Value through partial surrenders or loans.

1. Principal Risks of Investing in the Policy 3(e). Surrenders and Partial Withdrawals 3(f). Loans
Risks Associated with Investment Options

•  An investment in the Policy is subject to the risk of poor performance of the Investment Options

•  Each Investment Option as well as the Fixed Account has its own unique risks.

•  Performance of the Investment Options will vary based on which ones you select.

•  You should review each Fund’s prospectus and information in this prospectus about the Fixed Account carefully before making an investment decision.

1. Principal Risks of Investing in the Policy 2(a). EFILI and the Variable Account 2(b). The Funds
Insurance Company Risks	The Policy is issued by EFILI An investment in the Policy is subject to the risks related to EFILI. The obligations (including under the Fixed Account), guarantees, and benefits of the Policy are subject to EFILI’s financial strength and claims-paying ability. EFILI has an A+ Financial Strength Rating from AM Best as of February 7, 2024.	1. Principal Risks of Investing in the Policy 2(a). EFILI and the Variable Account
Policy Lapse	If your Cash Surrender Value is not enough to pay the Monthly Deduction and other charges, your Policy will be in Default. The Cash Surrender Value may decline for several reasons, including negative investment performance, the Policy’s regular monthly charges, and any Partial Withdrawals or Loans you take out. We will notify you of any Default and explain that your Policy will Lapse, that is, terminate without value, unless you make sufficient Premium payments during the 61-day Grace Period. A Death Benefit will not be paid if your Policy has lapsed. You may reinstate a lapsed Policy if you meet certain requirements. If the Policy lapses, there are premium requirements associated with reinstatement of the Policy.	8. Policy Lapse and Reinstatement

Restrictions	Location in Prospectus
Investments

•  You may generally not allocate more than $20,000 (including transfers) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of your Policy Account Value or any Premium payment to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Policy Year.

•  You cannot Exchange less than $250 from any Investment Option except that if you have less than $250 in an Investment Option you may Exchange the entire amount.

•  Owners who engage in frequent trading may be subjected to temporary or permanent restrictions on future purchase or Exchanges.

•  We have the right to eliminate Investment Options, to combine two or more Investment Options, or to substitute a new Fund for the Fund in which an Investment Option invests.

5(b). Allocating Premiums Among Investment Options and the Fixed Account 9. The Fixed Account 10. Making Exchanges Among Investment Options and the Fixed Account 12(c). Changes in Investment Options
Optional Benefits

As an Owner, you may be able to obtain extra benefits, which may require additional charges. These optional insurance benefits are described in what is known as a “Rider” to the Policy. Riders are generally only available when you apply for a Policy, unless noted otherwise.

Rider benefits will no longer be available if the Policy lapses. Some Riders are not available in conjunction with other riders and other restrictions may apply. In addition, some riders described in this prospectus may be subject to state variations or may not be available in all states.

7. Other Benefits Available Under the Policy

Taxes	Location in Prospectus
Tax Implications

•  Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

•  We believe, but do not guarantee, that the Policy should be considered a life insurance Policy under federal tax law. This means that unless you take out a Loan, make a Partial Withdrawal or Surrender your Policy, you should not be deemed to have received any distributions or income from the Policy for federal tax purposes. Moreover, the Proceeds under the Policy should be excludable from the gross income of the Beneficiary. Estate taxes may, however, apply.

Overview of the Policy 1. Principal Risks of Investing in the Policy 11. Tax Considerations

Conflicts of Interest		Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling this Policy to you in the form of commissions. This financial incentive may influence your investment professional to recommend this Policy over another investment.	Fee Tables 2(b). The Funds 4. Charges and Other Deductions
Exchanges	Your investment professional may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.

OVERVIEW OF THE POLICY

Brief Description of the Policy

This prospectus describes the important features of the Lifetime Reserves variable universal life insurance policy (“Single Life Policy”) and survivorship variable universal life insurance policy (“Survivorship Life Policy”) offered by EFILI. The features of each Policy are the same, unless we specify differences in this prospectus. Please read the entire prospectus for important details. Currently, we do not offer the Policy for sale to new investors.

The Policy is designed to provide death benefit protection. We will pay Insurance Proceeds to the named Beneficiaries: upon the death of the single insured person (“Insured”) under the Single Life Policy; or upon the death of the last survivor of the two insured persons (“Insureds”) under the Survivorship Life Policy.

You, as the Policy’s Owner(s), pay the Premiums and name the Beneficiaries. You may designate yourself as Insured, or in appropriate situations, designate another person or persons as Insured(s).

The Policy also allows you, the Owner(s), to seek long-term asset growth on a tax-deferred basis by investing in one or more of the Investment Options of Empire Fidelity Investments Variable Life Account A (the “Variable Account”) and/or in the Fixed Account. Your investment in the Policy is reflected in a Policy Account Value, and the Policy gives you access to your Policy Account Value in several ways.

Flexible Premiums

The Policy is a flexible Premium Policy. This means that, subject to certain requirements described below, you may decide when to make Premium payments and in what amounts. You were required to make a Minimum Initial Premium in order for coverage to take effect. After the Policy is issued, you are not required to pay Premiums according to any particular schedule. You will, however, need to make enough Premium payments to avoid Lapse (termination of the Policy without value). You may greatly increase the risk of Lapse if you do not regularly pay sufficient Premiums.

Generally, we credit Premium payments, less applicable State Tax Charges, to your Policy Account Value, and allocate them to the Investment Options and the Fixed Account according to your instructions.

Policy Features

•	Policy Account Value and Cash Surrender Value

Policy Account Value is the total value of your accounts in the Investment Options, the Fixed Account and the Loan Collateral Account. Cash Surrender Value is the Policy Account Value, less any Loan Balance (which includes accrued interest) and unpaid charges due.

Policy Account Value and Cash Surrender Value may vary from day to day, depending on the investment performance of the Investment Options you choose, interest we credit to the Fixed Account, transactions you request, Loan interest and collateralization, and periodic charges.

•	No-Lapse Guarantee

Your Policy will specify your Planned Annual Premium. Your Policy will not Lapse during your Policy’s No-Lapse Guarantee Period if, on each monthly Policy Processing Day, your total Premium payments, less any Loans, Partial Withdrawals and outstanding interest and charges, are at least as much as if you had paid 1/12 of the Planned Annual Premium each month. The No-Lapse Guarantee period of a Single Life Policy is 10 (ten) years if the Insured’s Issue Age is 70 or less; for other Single Life Policies and for all Survivorship Life Policies, this period is 5 (five) years.

•	Death Benefit and Insurance Proceeds

We will pay Insurance Proceeds based on the Death Benefit to the named Beneficiaries: (a) upon satisfactory proof of death of the Insured while a Single Life Policy is in force; or (b) upon satisfactory proof of death of the last surviving Insured while a Survivorship Life Policy is in force.

Insurance Proceeds. The Insurance Proceeds will be the Death Benefit, less any Loan Balance and any Monthly Deductions due but unpaid at death.

Death Benefit Options. You will select a Face Amount, and choose between two Death Benefit options under the Policy. Under Death Benefit Option A, the Death Benefit is generally the fixed Face Amount you select. Increases in the Policy Account Value in an Option A Policy will normally decrease the insurance company’s Net Amount at Risk, on which the Cost of Insurance charges are based. For the same reason, decreases in the Policy Account Value will increase the Net Amount at Risk and increase your Cost of Insurance charges.

Under Death Benefit Option B, the Death Benefit is generally the sum of the fixed Face Amount you choose and the Policy Account Value. The Option B Death Benefit generally varies with the Policy Account Value.

You will also choose one of two tax tests to be applied to your Policy, so that the Policy can be treated as life insurance under Federal tax law. In some circumstances, these tests may increase the Death Benefit and Cost of Insurance under Option A or Option B.

Extended Maturity. If an Insured is alive when the Policy reaches its Extended Maturity date, the Death Benefit will be converted to, and thereafter be defined as, the Policy Account Value. No new Premiums will be accepted, but the Owner retains other rights under the Policy as described in 6(e). Extended Maturity below. The Extended Maturity date is: for a Single Life Policy, the Policy Anniversary nearest the Insured’s 100th birthday; for a Survivorship Life Policy, the Policy Anniversary nearest the 100th anniversary of the younger Insured’s date of birth, even if the younger Insured is not the surviving Insured. Insurance Proceeds immediately after the Extended Maturity date may be far less than before that date.

•	Investment Choices

Investment Options. You may direct your Net Premiums to one or more of the “Variable Accounts. Each Investment Option invests exclusively in one of the mutual funds (“Funds”) described in 2(b). The Funds below. Each Fund has its own investment strategies, investment advisers, expense ratios, and returns. Information about the Funds is provided in Appendix A: Funds Available Under the Policy.

Fixed Account. You may also currently allocate funds to the Fixed Account, a part of our general account that earns interest at fixed rates. We may restrict the Fixed Account’s availability from time to time. We guarantee that amounts allocated to the Fixed Account will earn interest daily at an annual rate that will never be less than the guaranteed rate stated in your Policy Schedule. The fixed rate will be reset periodically. Any Funds in the Fixed Account do not fluctuate with the investment performance of our general account or of the Investment Options.

•	Exchanges

You may currently transfer or “Exchange” money among the Investment Options without charge. We reserve the right to charge if you Exchange on more than twelve days during a calendar year. You may currently make one transfer per Policy Year from the Variable Account to the Fixed Account, but the total of such transfer plus any Premium payment amounts allocated to the Fixed Account during that Policy Year may not exceed $20,000. Additional Exchange policies and restrictions are described in detail in 10. Making Exchanges Among Investment Options and the Fixed Account.

•	Surrenders and Partial Withdrawals

At any time while the Policy is in force, you may make a request to Surrender your Policy or to take a Partial Withdrawal of $500 or more. Upon Surrender, we will send you the Cash Surrender Value of the Policy, and the Policy will terminate. A Partial Withdrawal will reduce the Policy Account Value, Cash Surrender Value and the Death Benefit. There are no fees imposed upon Surrenders or Partial Withdrawals.

•	Loans

After the first Policy Year, you may borrow money from FILI using the Policy as the only collateral for the Loan. At the time we lend you the money, we will transfer an equivalent amount from your Investment Options and Fixed Account into a Loan Collateral Account as collateral. We will charge you 6% per year on outstanding Loan Balances. The Loan Collateral Account earns 4% per year in the first ten Policy Years, and 5.75% per year thereafter.

You may repay Loans at any time and on any schedule while the Policy is in force.

•	Additional Benefits and Riders

For additional charges, and subject to underwriting, you may add these optional benefits to a Single Life Policy: (a) Children’s Term Rider; and/or (b) either Total Disability Premium Payment Rider or Total Disability Waiver of Monthly Deductions Rider.

For additional charges, and subject to underwriting, you may add the Total Disability Premium Payment Rider, on one or both Insureds, to a Survivorship Life Policy. An Estate Protection Rider may also be added to the Survivorship Life Policy, subject to underwriting.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Schedule for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or make Exchanges between the Investment Options.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Sales Charges (Loads)	N/A	None
State Tax Charge[1]	Upon any Premium payment	2.25%
Surrender/Withdrawal Charges	N/A	None
Exchange Fees[2]	Upon Investment Option Exchanges after the first 12 business days of Exchanges per calendar year.	Up to $20 (Not currently charged)

[1]	Any change in the State Tax Charge is subject to approval by the Superintendent. See 4(b). State Tax Charge.

[2]	You may generally make Investment Option Exchanges on up to 12 business days per calendar year free of charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own a Single Life Policy, not including the underlying Funds’ fees and expenses.

SINGLE LIFE POLICY PERIODIC CHARGES

OTHER THAN THE FUND EXPENSES

CHARGES	WHEN DEDUCTED	AMOUNT DEDUCTED

BASE POLICY CHARGES

Cost of Insurance[3] (per $1,000 of Net Amount at Risk)	Monthly

• Minimum • Maximum • Representative Insured (45-year old male nonsmoker, preferred class, $1 million Face Amount policy)		Minimum: $0.029 per $1,000 Maximum: $83.33 per $1,000 Representative (first ten years): $0.0625 per $1,000
Administrative Expenses (referred to as “Policy Charge” in your Policy)	Monthly	$5
Mortality and Expense Risk Charge (charged on and deducted from Investment Options ONLY)	Daily based on annual rates	0.40% annually
OPTIONAL BENEFIT CHARGES
Children’s Term Rider	Monthly	$5
Total Disability Waiver of Monthly Deductions Rider[3] (per $1.00 of Monthly Deduction Waiver)	Monthly

• Minimum • Maximum • Representative Insured (45-year old male nonsmoker, preferred class, $1 million Face Amount policy)		Minimum: $0.03 per $1 Maximum: $0.362 per $1 Representative: $0.064 per $1
Total Disability Premium Payment Rider[3] (per $1.00 of Disability Benefit Amount)	Monthly
• Minimum • Maximum • Representative Insured (45-year old male nonsmoker, preferred class, $1 million Face Amount policy)		Minimum: $0.025 per $1 Maximum: $0.204 per $1 Representative: $0.039 per $1
POLICY LOAN INTEREST RATES
(For details, see “Loans”)	Annually
• Charged on Loan Balance		All Policy Years: 6% of Loan Balance

[3]

The Cost of Insurance and Disability Rider costs vary based on individual characteristics. The Cost of Insurance charge or other charges shown in the table may not be representative of the charge that a particular Owner will pay. For more information about the particular Cost of Insurance or other charges that may apply to your specific situation, please call 1-888-343-5433.

“Net Amount at Risk” is the Death Benefit less the Policy Account Value, and reflects the insurance company’s financial risk in the event of the Insured’s death. See 4. Charges and Other Deductions.

The next table describes the fees and expenses that you will pay periodically during the time that you own a Survivorship Life Policy, not including the underlying Funds’ fees and expenses.

SURVIVORSHIP LIFE POLICY PERIODIC CHARGES

OTHER THAN THE FUND EXPENSES

CHARGES	WHEN DEDUCTED	AMOUNT DEDUCTED

BASE POLICY CHARGES

Cost of Insurance[5] (per $1,000 of Net Amount at Risk)	Monthly

• Minimum • Maximum • Representative Insureds (55-year old male nonsmoker, preferred class, and 50-year old female nonsmoker, preferred class)		Minimum: $0.0001 per $1,000 Maximum: $83.33 per $1,000 Representative (1st year): $0.00208 per $1,000
Unit Charge (per $1,000 of Face Amount or Face Amount Increase)	Monthly for 36 months after Issue or Face Amount Increase	$0.10 per $1,000 (guaranteed maximum charge) $0.05 per $1,000 (current charge)

Administrative Expenses (referred to as “Policy Charge” in your Policy)	Monthly	$5
Mortality and Expense Risk Charge (charged on and deducted from Investment Options ONLY)	Daily based on annual rates	0.40% annually
OPTIONAL BENEFIT CHARGES
Total Disability Premium Payment Rider[5] (Per $1.00 of Disability Benefit Amount) (Single Insured Rate: charges apply to each Insured selected for coverage)	Monthly
• Minimum • Maximum • Representative Insured (55-year old male nonsmoker, preferred class)		Minimum: $0.025 per $1 Maximum: $0.204 per $1 Representative: $0.072 per $1
POLICY LOAN INTEREST RATES
(For details, see “Loans”)	Annually
• Charged on Loan Balance		All Policy Years: 6% of Loan Balance

[5]

The Cost of Insurance and Disability Rider costs vary based on individual characteristics. The Cost of Insurance charge or other charge shown in the table may not be representative of the charge that a particular Owner will pay. For more information about the particular Cost of Insurance or other charges that may apply to your specific situation, please call 1-888-343-5433.

“Net Amount at Risk” is the Death Benefit less the Policy Account Value, and reflects the insurance company’s financial risk in the event of the Insureds’ death. See 4. Charges and Other Deductions.

The next item shows the minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses	Minimum	Maximum

(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.69%

(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses after any waivers or expense reimbursements)	0.10%	1.25%[7]

[7]	This reflects temporary reductions to Fund expenses.

1. PRINCIPAL RISKS OF INVESTING IN THE POLICY

Investment Risk

Investment Options. This Policy is designed for Death Benefit protection and long-term asset growth. This Policy is not a short-term savings vehicle. You bear the risk that the investment performance of any Investment Options you select will be unfavorable and that the Policy Account Value will decrease. You could lose everything you invest. A comprehensive discussion of the risks of each underlying Fund may be found in the Fund’s prospectus, and if available, summary prospectus.

Fixed Account. We credit Premiums you allocate to the Fixed Account with interest at a fixed rate. You bear the risk that the rate may decrease, although it will never be lower than the guaranteed rate stated in your Policy Schedule. In addition, because the Fixed Account interest rate is set for as long as 15 months, during periods of rising general interest rates you may earn less competitive rates in the Fixed Account than in variable or shorter-term instruments. Finally, the Fixed Account is subject to our claims-paying ability.

Policy Lapse

If your Cash Surrender Value is not enough to pay the Monthly Deduction and other charges, your Policy will be in Default. The Cash Surrender Value may decline for several reasons, including negative investment performance, the Policy’s regular monthly charges, and any Partial Withdrawals or Loans you take out. We will notify you of any Default and explain that your Policy will Lapse, that is, terminate without value, unless you make sufficient Premium payments during the 61-day Grace Period. A Death Benefit will not be paid if your Policy has lapsed. You may reinstate a lapsed Policy if you meet certain requirements. A payment equal to the amount that was required to bring the Policy out of Default immediately prior to termination, plus an amount equal to the applicable Monthly Deduction for the next three (3) months, must be paid to us.

Insurance Company Risks

All insurance benefits, including the Death Benefit and benefits provided through Riders, and all guarantees, including those related to the Fixed Account, are general account obligations that are subject to FILI’s financial strength and claims paying ability. You are encouraged to review our financial statements, which are updated annually and available upon request in the Statement of Additional Information (“SAI”).

Tax Risks

We believe, but do not guarantee, that the Policy should be considered a life insurance Policy under Federal tax law. Unless you take out a Loan, make a Partial Withdrawal or Surrender your Policy, you should not be deemed to have received any distributions or income from the Policy for federal tax purposes. Moreover, the Beneficiaries should be able to exclude the Insurance Proceeds from their gross incomes, and generally should not have to pay income tax on these proceeds. Estate taxes may, however, apply. In the event the Policy were determined not to be a life insurance Policy for Federal tax purposes, however, you may be considered to be in constructive receipt of Policy Account Value, with uncertain tax consequences, and the Insurance Proceeds may be treated as taxable income to the Beneficiary.

Distributions from the Policy may be treated in two ways. If you pay Premiums in excess of certain tax guidelines, the Policy may be treated as a Modified Endowment Contract (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then distributions from Surrenders, Partial Withdrawals and Loans will be taxable as ordinary income to the extent there are earnings in the Policy, and taxable amounts withdrawn prior to the Owner’s age 591/2 may also be subject to a 10 percent (10%) IRS penalty. If the Policy is not a MEC, these distributions generally will be treated first as a return of basis or investment in the Policy and then as taxable income, and generally will not be subject to the 10 percent (10%) IRS penalty.

Existing tax laws that benefit this Policy may be changed at any time.

You should consult a qualified tax advisor for assistance in all Policy-related tax matters. See 11. Tax Considerations.

Partial Withdrawal Risk

Partial Withdrawals increase the risk of Lapse and reduce the Policy Account Value, Cash Surrender Value and Insurance Proceeds.

Partial Withdrawals may also result in adverse tax consequences. You should consult a qualified tax advisor for assistance in all Policy-related tax matters. See 11. Tax Considerations.

Loan Risks

A Policy Loan may reduce benefits, increase costs, and increase the risk of Lapse.

First, if you take a Policy Loan, we will transfer the Loan amount from the Investment Options and Fixed Account, into the Loan Collateral Account. This reduces the Cash Surrender Value and Insurance Proceeds while the Loan is outstanding.

Second, a Policy Loan, whether or not repaid, will affect Policy Account Value and Cash Surrender Value over time, because the amounts held in the Loan Collateral Account will not participate in the Investment Options or Fixed Account while the Loan is outstanding.

Third, you will pay interest on Loan balances while the Loan is outstanding.

Fourth, a Policy Loan increases the risk of Lapse by reducing the Cash Surrender Value while the Loan is outstanding.

Policy Loans may also result in adverse tax consequences. You should consult a qualified tax advisor for assistance in all Policy-related tax matters. See 11. Tax Considerations.

Potential Harmful Fund Transfer Activity:

Frequent Exchanges among Investment Options by Owners can reduce the long-term returns of the Funds. The reduced returns could adversely affect the Owners, annuitants, Insureds or Beneficiaries of any variable annuity contract or variable life insurance policy issued by any insurance company with respect to values allocated to the Funds. Frequent exchanges may reduce the Fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value (“NAV”). FILI has adopted policies designed to discourage frequent trading. See 10(d). Frequent Exchanges Among Investment Options for more information.

2. EFILI, THE VARIABLE ACCOUNT, AND THE FUNDS

2(a). EFILI and the Variable Account

EFILI: The Policy is issued by EFILI. EFILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. EFILI is a wholly-owned subsidiary of Fidelity Investments Life Insurance Company. Fidelity Investments Life Insurance Company is a wholly owned subsidiary of FMR LLC, the parent company of the Fidelity Investments companies. The obligations, guarantees, and benefits of the Policy are subject to EFILI’s claims-paying ability. We have an A+ Financial Strength Rating from AM Best as of February 7, 2024.1 EFILI’s principal executive offices are located at 640 Fifth Avenue, New York, New York 10019. The address of FILI’s Annuity Service Center is P.O. Box 724677, Atlanta, GA 31139.

The Variable Account: Empire Fidelity Investments Variable Life Account A is a separate account of EFILI used to support the Policy, and for other purposes permitted by law. We are the legal owner of the assets of the Variable Account. However, income, gains, and losses credited to, or charged against, the Variable Account reflect the Variable Account’s own investment experience and not the investment experience of any of our other assets. The assets of the Variable Account may not be used to pay any of our liabilities other than those arising from the Policies. The assets in the Variable Account will always be at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all amounts promised to investors under the Policies.

Financial Statements: EFILI’s financial statements and the financial statements of the Variable Account appear in the Statement of Additional Information.

1 Financial strength ratings are opinions from independent rating agencies of an insurer’s financial strength and ability to pay its insurance policies and contract obligations. They are not recommendations to purchase, hold or terminate any insurance policy or contract issued by an insurer, nor do they address the suitability of any particular policy or contract for a specific purpose or purchaser. AM Best Ratings range from A++ to F and are subject to change.

2(b). The Funds

Each Investment Option (also referred to as “Subaccount”) in the Variable Account invests exclusively in a single Fund. Each Fund is part of a trust that is registered with the SEC as an open-end management investment company under the 1940 Act. The names and investment objectives of the Funds may be similar to those of other funds available through the same Adviser; however, the performance of such funds may differ significantly. This registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC. Each Fund’s assets are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are different from those of the other Funds. Thus, each Fund operates as a separate investment fund, and the income and losses of one Fund have no effect on the investment performance of any other Fund.

EFILI or its insurance agency affiliate receives annual compensation of up to 0.45% of assets allocated to the Funds, for customer service, distribution and recordkeeping services with respect to those assets. This compensation is received from the Funds’ advisors or their affiliates. These payments are not Policy charges, and do not increase Fund or Policy charges.

Where to Find More Information on the Funds: Information regarding each Fund including its name, investment objective, investment advisers and any subadvisers, current expenses, and performance is available in Appendix A: Funds Available Under the Policy. In addition, each Fund has issued a prospectus that contains more detailed information about the Fund. Investors may obtain paper or electronic copies of a Fund prospectus by calling 1-800-544-2442.

2(c). Legal Proceedings

Neither the Registrant, the Registrant’s principal underwriter nor the Depositor is a party to any material pending legal proceedings.

3. GENERAL DESCRIPTION OF THE POLICY

The Policy belongs to you, the Owner(s) named in the Application or in a later valid assignment or transfer. While any Insured is living, the Owner(s) may exercise all of the rights and options described in the Policy.

A Policy may be jointly owned only by a married couple, or by two unmarried individuals to the extent state law requires recognition of their joint ownership. If there are two Owners, both Owners must act together to change Beneficiaries, change the Death Benefit, or to request payment transactions, such as Surrenders, Partial Withdrawals and Loans. Either Owner may exercise other Policy rights, consistent with our then-current procedures.

3(a). Purchasing a Policy

PLEASE NOTE: Currently, we do not offer the Policy for sale to new investors.

We offered these Policies only in New York. To purchase a Policy, you submitted a completed Application to us at our Home Office.

The minimum initial Face Amount was $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy. The Single Life Policy was available if the Insured was between the Issue Ages of 0-85, and the Survivorship Life Policy was available only if both Insureds were between the Issue Ages of 21-90. We may have permitted exceptions to these rules in some cases.

We required evidence of insurability, usually including a medical examination of each named Insured, that satisfied our underwriting standards before we issued a Policy. If any proposed Owner was not also an Insured, we may have also required evidence that the proposed Owner and/or the Beneficiaries had insurable interests, consistent with applicable law, in the life of each Insured. We reserve the right to modify our underwriting requirements at any time, and to reject an Application for any reason permitted by law.

Insurance coverage under the Policy became effective on the Policy Date stated in your Policy, provided all of the following three conditions were met: (1) when we issued the Policy to you, each proposed Insured was alive and in the same condition of health as described in the Application, (2) the Minimum Initial Premium had been paid, and (3) the Application and any other forms we required had been completed and returned to our Service Center. The printed Policy, together with the Application and other materials you may have submitted, and any Riders, endorsements or amendments attached to the Policy constitute the entire Policy. Only the President, Secretary or Assistant Secretary of EFILI has the power to change the Policy or waive any Policy provision on our behalf.

We may have in our discretion issued a Conditional Receipt prior to issuance of a Single Life Policy, if permitted under New York law. Any Premiums paid prior to issuance were held in a non-interest-bearing suspense account during the underwriting process.

3(b). Selecting and Changing the Beneficiary

The Beneficiaries are those persons properly shown in the Company’s records as being Beneficiaries on the date of death of the Insured for a Single Life Policy, and the date of death of the last surviving Insured for a Survivorship Life Policy. The Beneficiaries will receive the Insurance Proceeds after the death of all Insured(s). You named Beneficiaries initially in the Application. You may change Beneficiaries in accordance with our procedures at any time while an Insured is alive, as described below.

You may designate Beneficiaries as Primary and Contingent. These designations are described below. You may also request alternate forms of Beneficiary designation, subject to our acceptance. We reserve the right to reject any Beneficiary designation we deem unable to administer.

You can designate several Primary or several Contingent Beneficiaries. The Primary Beneficiaries that survive all Insured(s) share in any Insurance Proceeds. Shares will be equal, unless you provide otherwise in the Application or in a written notice received in good order at our Service Center while an Insured is alive.

If no Primary Beneficiary survives all Insured(s), then the surviving Contingent Beneficiaries will share the Insurance Proceeds. Each Contingent Beneficiary will receive an equal share of the Insurance Proceeds, unless you have instructed us otherwise in the Application or in a written notice received in good order at our Service Center while an Insured is alive. No Contingent Beneficiary will receive any Insurance Proceeds unless all of the Primary Beneficiaries die before the death of the last surviving Insured.

If you designate Beneficiary shares, your instructions must specify each share as a whole number percentage. If the total does not equal 100% for the class receiving payment (Primary or Contingent), each Beneficiary’s share will be determined by using a fraction, the numerator of which is the stated percentage for the Beneficiary, and the denominator of which is the total of the percentages for the Beneficiaries who will receive payment.

If all named Beneficiaries die before the death of the last surviving Insured, we will pay the Insurance Proceeds to any surviving Owner(s). If no Beneficiary or Owner survives, we will pay the estate of the last surviving Owner. If no Beneficiary survives both the Insureds, the Insureds are joint Owners and there is no sufficient evidence that the Insureds have died other than simultaneously, we will pay the estate of the Insured named second on the Policy Application. The Owner(s) may control this outcome by naming one or both Insureds as Beneficiaries, and/or by specifying the order in which the Insureds appear on the Policy Application.

The consent of each irrevocable Beneficiary, if any, is needed to exercise any Policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and exchanging among Investment Options and the Fixed Account.

You can change any Beneficiary, other than an irrevocable Beneficiary, while an Insured is alive by providing us with written notice, in a form acceptable to us. We reserve the right to reject any Beneficiary designation that we deem unable to administer and may in our discretion require evidence that the proposed Beneficiary has an insurable interest, consistent with applicable law, in the life of each Insured.

Any Beneficiary change is effective as of the date that your written notice was signed, provided the notice is in good. We are not, however, liable or otherwise responsible for any payment or other actions we take consistent with valid Beneficiary designations we have on file at the time of the payment or action.

A Beneficiary generally may not pledge, commute, or otherwise encumber or transfer payments under the Policy before they are due.

3(c). Death of Owner

If you, the Owner, are not an Insured and if you die while an Insured is still alive, ownership of the Policy will generally pass to your estate. If you are the Insured under a Single Life Policy or the second Insured to die under a Survivorship Life Policy, we will pay Insurance Proceeds upon your death as described below under 6. Death Benefit and Insurance Proceeds.

3(d). Transferring Ownership and Assigning Policy Rights

Any Owner may request to transfer his or her ownership interest of the Policy to a new Owner by providing a written notice to us at any time while an Insured is alive. If you transfer ownership, your ownership rights terminate and the new Owner will succeed to all of your rights under the Policy. Transferring ownership does not change the Beneficiary, and all such transfers are subject to any outstanding Policy Loan.

You may also request to assign specific Policy rights to a creditor as collateral for a new or pre-existing obligation. Such an assignment does not cause a change of ownership, but your ownership rights and the interests of any Beneficiary will be subject to the assignment. Assignments of rights are subject to any outstanding Policy Loan. We may require the written consent of a collateral assignee to exercise certain Policy rights, such as Surrenders, withdrawals and Loans.

We may in our discretion require evidence that any proposed transferee or assignee has an insurable interest, consistent with applicable law, in the life of the Insured, and we may refuse a request for a transfer of ownership or for an assignment for any reason as permitted or required by law.

With respect to ownership transfers or assignments of Policy rights, we are not:

•	bound by any ownership transfer or assignment unless and until we receive a written notice of the transfer or assignment in good order at our Service Center;

•	responsible for the validity of any ownership transfer or assignment or determining the extent of an assignee’s interest;

•	liable for any payment we make before we receive written notice of the transfer or assignment at our Service Center; or

•	bound by an ownership transfer to more than one person, except for transfers to married couples and to unmarried individuals where required by law.

Transferring ownership of the Policy or assigning Policy rights may have tax consequences. See 11. Tax Considerations. You should consult a qualified tax advisor before making any transfer or assignment.

3(e). Surrenders and Partial Withdrawals

You may Surrender your Policy at any time while any Insured is alive and the Policy is in force. We will send you the Cash Surrender Value less any required tax withholding and any outstanding charges. You must send written instructions to our Service Center to initiate a Surrender, and we may require that you return your Policy. Your Policy will terminate on the date we receive your Surrender request in good order at our Service Center.

You may also make Partial Withdrawals of $500 or more from the Cash Surrender Value while any Insured is alive and the Policy is in force. You may not make a Partial Withdrawal that would reduce your Cash Surrender Value to less than $2,500.

If you do not specify where we should take the money for a Partial Withdrawal, we will take it proportionately from all the Investment Options and from the Fixed Account. You may, in the alternative, specify the dollar amounts or percentages to be withdrawn from each Investment Option (but not the Fixed Account), provided that the Partial Withdrawal amount is less than the total you have in all the Investment Options. If you request a Partial Withdrawal in an amount that is more than the total you have in all the Investment Options, you may instruct us to withdraw all the money you have in the Investment Options and the rest from the Fixed Account.

You may request Partial Withdrawals by sending us a letter or calling us at the Service Center. Withdrawals by telephone are limited as follows: (1) no withdrawal may be for more than $500,000; (2) total telephone withdrawals in a seven-day period cannot total more than $500,000; and (3) if we have recorded an address change for an Owner during the past 15 days, the limits in (1) and (2) become $10,000. We reserve the right to change telephone withdrawal requirements or limitations.

For jointly owned Policies, all checks will be made payable to both Owners. You may have the money transferred to your bank account, or to a Fidelity mutual fund or brokerage account. Any Policies and accounts between which money will be transferred must have at least one owner’s name in common.

EFILI reserves the right to restrict your Policy from Surrenders, Partial Withdrawals, and/or Exchanges if there is reasonable suspicion of fraud, diminished capacity, or inappropriate activity. EFILI also reserves the right to restrict your Policy from Surrenders, Partial Withdrawals, and/or Exchanges if EFILI is put on reasonable notice that the ownership of the Policy is in dispute.

We will normally pay you the amount of any Surrender or Partial Withdrawal, less any taxes withheld and any outstanding charges, within seven days after we receive the Surrender or Partial Withdrawal request in good order at the Service Center. We may, however, delay payment if (a) the disposal or valuation of the assets in an Investment Option is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (b) the SEC by order permits the postponement of payment to protect our Owners.

In addition, we reserve the right to delay payment of any Partial Withdrawal or Surrender from the Fixed Account for not more than six months. If payment from the Fixed Account is delayed more than 10 days, we will credit interest from the date of the withdrawal request at a rate not less than 2.0% per year compounded annually or, if greater, the rate required by applicable law.

Effect of Surrenders and Partial Withdrawals

•	A Surrender will take effect and the Policy will terminate on the date we receive your request in good order at our Service Center.

•	Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•	A Partial Withdrawal reduces the Cash Surrender Value, and can affect the Face Amount, Death Benefit, and the Net Amount at Risk (which is used to calculate the Cost of Insurance charge).

•

If Death Benefit Option A is in effect, we will reduce the Face Amount by the amount of the Partial Withdrawal. For purposes of determining the Cost of Insurance charge, any decrease will first be used to reduce the most recent increase in Face Amount, then the next most recent increases, and finally the initial Face Amount. However, if a decrease in Face Amount moves a Single Life Policy into a lower Cost of Insurance band, (for example, from $1.1 million to $900,000) then the Cost of Insurance Rate applied to that Policy’s Net Amount at Risk may increase.

•	If Death Benefit Option B is in effect, a Partial Withdrawal will not affect the Face Amount, but the Death Benefit will be reduced in the same amount as the Policy Account Value.

•

You may not make a Partial Withdrawal if, or to the extent that, the Partial Withdrawal would reduce the Face Amount below the minimum Face Amount we require in order to issue a Policy, generally $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy. See “Purchasing a Policy” above.

•

In order to operate the Policy as a life insurance policy under Federal tax law, the Company reserves the right to reject a request for a Partial Withdrawal if, in the Company’s opinion, the withdrawal would cause the policy to fail to qualify as life insurance under Federal tax law. The Company will promptly notify the Owner of any such action. The Company will always honor an Owner’s request for a full Surrender, or any Partial Withdrawal that does not cause the Policy to fail to qualify as life insurance.

•

Partial Withdrawals may increase your risk of Lapse. Both Surrenders and Partial Withdrawals may have unfavorable tax consequences. You should consult a qualified tax advisor before making a Surrender or Partial Withdrawal. See 8. Policy Lapse and Reinstatement and 11. Tax Considerations.

3(f). Loans

After the first Policy Year, while any Insured is alive and the Policy is in force, you may submit a request to borrow money from us using the Policy as the only collateral for the Loan. We normally pay you the Loan proceeds within seven (7) days after we receive a Loan request in good order. We may postpone payment of Loans under certain conditions, as described above in Surrenders and Partial Withdrawals.

•	The minimum Loan you may take is $500.

•	The maximum Loan you may take is up to 90% of your Policy Account Value.

•

If you have a Policy Loan outstanding, you may take an additional Loan so long as the total of all your Policy Loans does not exceed 90% of the Policy Account Value, including outstanding Policy Loan indebtedness.

•

If you have another life insurance policy with an outstanding loan and wish to transfer that policy’s proceeds into this Policy under Section 1035 of the Internal Revenue Code, we may permit you to carry over the Loan Balance even during the first Policy Year. You may not, however, request any new Loan proceeds during the first Policy Year.

•	We will not extend new or additional Policy Loans after the Extended Maturity Date.

Loan Balance and Loan Collateral Account

After your Loan application is approved, we will take three steps as of the close of business on the next Valuation Day:

•	We will send you the initial Loan amount requested from our general account.

•	We will set up an account to record the amount you owe, the “Loan Balance.” Initially, of course, the Loan Balance is equal to the initial Loan amount we have sent you.

•

Finally, to secure the Loan, we will transfer a net amount equal to the initial Loan Balance out of your Investment Options and Fixed Account and into a Loan Collateral Account that we hold as collateral. You may specify that we redeem this amount from specific Investment Options. Otherwise, we will transfer the Loan amount on a pro rata basis from all of your Investment Options and the Fixed Account based on the proportion of the Cash Surrender Value then allocated to each Investment Option and to the Fixed Account on the date of the transaction. These amounts will remain in the Loan Collateral Account until you repay the Loan.

•

If we have approved your request to transfer proceeds to this Policy from another policy subject to an outstanding Loan, your initial Loan Balance and Loan Collateral Account will be the outstanding Loan Balance you owed under the prior policy, and we will pay no new Loan proceeds to you.

The amounts held in the Loan Collateral Account are part of your Policy Account Value. While you have an outstanding Loan Balance, the Cash Surrender Value will be the Policy Account Value (including the Loan Collateral Account balance) less the Loan Balance including accrued but unpaid interest.

As long as the Loan is outstanding, we will continue to hold an amount as collateral for the Loan in the Loan Collateral Account. This amount is not affected by the investment performance of the Investment Options and will not be credited with the interest rates accruing on the Fixed Account. Amounts held in the Loan Collateral Account will accrue Loan interest and affect the Policy Account Value, even after the Loan is repaid, because these amounts will miss the opportunity to participate in the investment performance of the Investment Options while the Loan is outstanding.

Interest Processing

We charge you interest at a six percent (6%) annual rate on your Loan Balance. This rate will not be adjusted. Interest will be accrued and compounded (that is, become part of the Loan Balance) on each monthly Policy Processing Day.

Amounts in the Loan Collateral Account earn interest at an annual rate guaranteed not to be lower than four percent (4%) before the tenth (10th) Policy anniversary, and 5.75% thereafter. Loan interest is credited to the Loan Collateral Account on each monthly Policy Processing Day.

Loan interest capitalizes annually on the Policy Anniversary date, or when you take out a new Loan or make a repayment. Two things happen simultaneously when Loan interest capitalizes. First, the interest we have credited on the Loan Collateral Account is exchanged into the Investment Options and the Fixed Account in accordance with your then-current Premium allocation instructions. Second, we transfer an amount equal to the interest accrued upon your Loan Balance since the last Loan interest capitalization from your Cash Surrender Value to the Loan Collateral Account. We will obtain this amount by making redemptions from the Government Money Market Investment Option, or on a pro-rata basis from your balances in all Investment Options and the Fixed Account, based on your then-current Monthly Deduction instructions. (See 4(c). Monthly Deduction.)

Repayment

You may repay all or part of your indebtedness at any time while any Insured is alive and the Policy is in force. Upon each Loan repayment, we will allocate an amount equal to the Loan repayment (but not more than the Loan Balance) from the Loan Collateral Account back to the Investment Options and/or Fixed Account according to your then-current new Premium allocation instructions and our Premium allocation procedures. (See 5(b). Allocating Premiums Among Investment Options and the Fixed Account.) We will treat any repayment in excess of the Loan Balance as a Premium payment.

While your Loan is outstanding, we will credit payments we receive as Premium payments or Loan repayments in accordance with your written instructions. If we do not receive written instructions, we will assume that any payments you make are Premium payments.

Making Premium payments while a Loan is outstanding will increase your short-term costs of owning a Policy. Loan repayments, unlike Premium payments, are not subject to the State Tax Charge and will reduce net interest charges. Accordingly, while you have a Loan outstanding, you should provide written instructions about whether you want us to treat each payment as a Loan repayment or a Premium payment.

Effect of Loans on Policy Account Values and Insurance Proceeds

•	The amount of the Loan Balance, including unpaid principal and any accrued and unpaid interest, reduces the Cash Surrender Value and the Insurance Proceeds payable on the Insured’s death.

•

Amounts transferred as collateral to the Loan Collateral Account do not participate in the investment performance of the Investment Options, or earn Fixed Account interest, as long as the Loan is outstanding. Moreover, the interest we charge on your Loan Balance is greater than the interest earned on the Loan Collateral Account. This may limit your opportunity for asset growth over the long term.

•	Repaying a Loan causes the Insurance Proceeds and the Cash Surrender Value to increase by the amount of the repayment.

•

If your indebtedness causes the Cash Surrender Value on a Policy Processing Day to be less than the Monthly Deduction due, and the No-Lapse Guarantee no longer applies, your Policy will go into Default and enter a Grace Period. See 8. Policy Lapse and Reinstatement. If the Default is not remedied before the end of the Grace Period, the Policy will Lapse and we will repossess the collateral held in the Loan Collateral Account and use it to reduce or eliminate the Loan Balance.

•

Policy Loans may increase your risk of Lapse and may have unfavorable tax consequences. You should consult a qualified tax advisor before taking a Policy Loan. See 8. Policy Lapse and Reinstatement and 11. Tax Considerations.

4. CHARGES AND OTHER DEDUCTIONS

The Policy is subject to several types of charges and deductions, which will affect the Policy Account Value, Cash Surrender Value and the risk of Lapse, and may affect the Death Benefit. Unless specified otherwise, the below charges and deductions apply to both Single Life Policies and Survivorship Life Policies.

4(a). Sales or Surrender Charges

We do not deduct a sales charge from Premium payments, nor a Surrender charge upon Surrenders or Partial Withdrawals.

4(b). State Tax Charge

We deduct a State Tax Charge from each Premium payment to pay applicable state taxes that are assessed as a percentage of Premiums received by the Company. We credit the amount remaining after deduction of this charge (the “Net Premium”) to your Policy Account Value according to your allocation instructions.

4(c). Monthly Deduction

We make a deduction from the Cash Surrender Value as of each monthly Policy Processing Day to compensate us for administrative expenses and for the Policy’s insurance coverage. You may instruct us to take these deductions from the Government Money Market Investment Option (but not from the Fixed Account), or from all Investment Options and the Fixed Account on a pro rata basis, based on the proportion of the Cash Surrender Value then allocated to each Investment Option and to the Fixed Account as of each Policy Processing Day. You may change these instructions by giving written notice to us at our Service Center. If you do not provide us with written instructions, or if we cannot make a Monthly Deduction per your instructions, we will take the Monthly Deductions from the Investment Options and Fixed Account based on the proportion then allocated to each Investment Option and to the Fixed Account as of each Policy Processing Day.

The Monthly Deduction has 4 components: the monthly Cost of Insurance charge; the monthly Policy charge; the monthly unit charge (Survivorship Life Policies only); and charges for Riders you selected (as specified in the applicable Riders).

•

Cost of Insurance. We assess a monthly Cost of Insurance charge to compensate us for providing the Death Benefit. Because this charge depends on a number of variables (Issue Age, sex, Underwriting Class, Policy Year and Face Amount), it varies from Policy to Policy and from Policy Processing Day to Policy Processing Day. Your Policy Schedule indicates the guaranteed maximum Cost of Insurance Rates applicable to your Policy.

The Cost of Insurance charge is equal to the Net Amount at Risk for your Policy on the Policy Processing Day, times the applicable monthly Cost of Insurance Rate.

Net Amount at Risk. The Net Amount at Risk is equal to the Death Benefit minus the Policy Account Value (before deduction of the Cost of Insurance; after deduction of all other components of the monthly deduction) on each monthly Policy Processing Day, regardless of your choice of Death Benefit. Under either Death Benefit

Option, a Face Amount increase or decrease will increase or decrease the Net Amount at Risk. In addition, under Death Benefit Option A, the Net Amount at Risk generally increases when the Policy Account Value decreases, and decreases when the Policy Account Value increases. Therefore, the Net Amount at Risk is affected by any factor that affects the Policy Account Value, including investment performance, Premium payments, Policy charges, and withdrawals. Under Death Benefit Option B, the Net Amount at Risk is generally the same as the Face Amount and not affected by changes in Policy Account Value. However, under either Death Benefit Option, while your Policy Death Benefit is determined by the tax test, both the Death Benefit and the Net Amount at Risk will generally increase or decrease based on increases or decreases of the Policy Account Value.

We calculate the Net Amount at Risk separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in your Policy’s Face Amount, then a different Underwriting Class (and a different Cost of Insurance Rate) may apply to the amount of the increase, based on each Insured’s circumstances at the time of the increase. In order to determine the Net Amount at Risk for each coverage layer, we first calculate your Policy’s total Net Amount at Risk. This total Net Amount at Risk includes any increase to the Death Benefit due to the requirements of your Policy’s tax test. The total Net Amount at Risk is then allocated among the coverage layers, up to each coverage layer’s Face Amount, in the reverse order in which the coverage layers were added to the Policy. Any remaining Net Amount at Risk will be allocated to the initial Face Amount layer, even if that Net Amount at Risk is greater than the initial Face Amount.

Cost of Insurance Rates. We base the Cost of Insurance Rates on each Insured’s Issue Age, sex, Underwriting Class, number of full years the insurance has been in force and, for a Single Life Policy, the Face Amount. The actual monthly Cost of Insurance Rates are based on, among other things, our expectations as to future mortality and expense experience. We may increase or decrease these rates from time to time, but the rates will never be greater than the guaranteed Cost of Insurance Rates stated in your Policy. These guaranteed rates are based on: the 1980 Commissioner’s Standard Ordinary Mortality Table, except that we may adjust the table rates in order to offer flat guaranteed rates during the first ten (10) Policy Years; and each Insured’s age nearest birthday, sex, and smoker/nonsmoker status. Any change in the Cost of Insurance Rates will be on a uniform basis for all Insureds of the same Issue Age, sex, Underwriting Class, and number of full years insurance has been in force.

A Single Life Policy’s Cost of Insurance Rate also depends in part on the Face Amount. We have three different Cost of Insurance “bands” applicable to Face Amounts of: 1) under $500,000, 2) $500,000 to $999,999, and 3) $1 million or above. Higher bands have lower Cost of Insurance Rates. If you make a Policy change that reduces your Single Life Policy’s Face Amount into a different Cost of Insurance band (i.e., reduction from $1.1 million to $900,000) then we may change your Cost of Insurance Rate to the appropriate rate for the new Face Amount.

For a Survivorship Life Policy, the Cost of Insurance Rates are not impacted by the Face Amount.

Underwriting Class. When you apply for a Policy, we will place each Insured in an Underwriting Class based on our underwriting process. We currently place Insureds into preferred classes, standard classes and non-standard classes with extra ratings, and smoker/nonsmoker status.

If all other factors are equal, the Cost of Insurance Rates will generally be lower for preferred classes than standard classes, and lower for standard classes than non-standard classes. A Nonsmoking Insured will generally incur lower Cost of Insurance Rates than an Insured in the same Underwriting Class who is classified as a smoker. For Insureds under age 18, we have one set of rates; we do not have separate smoker and nonsmoker status, or separate preferred and standard Underwriting Classes. An Insured child who reaches age 18 will be classified as a standard smoker unless and until the Insured provides satisfactory evidence of nonsmoker status and/or evidence that they qualify for our preferred Underwriting Class.

•

Monthly Administrative Expenses (referred to as “Policy Charge” in your Policy). The $5.00 monthly charge compensates us for some of our ordinary administrative expenses, such as recordkeeping, processing Death Benefit claims and Policy changes, preparing and mailing reports, and overhead costs. This charge will not be increased during the life of the Policy.

•

Monthly Unit Charge (Survivorship Life Policy Only). We deduct a monthly unit charge, expressed as an amount per $1,000 of the Policy’s Face Amount, for the first three Policy Years and for the three years (36 monthly Policy Processing Days) following a Face Amount increase. This charge compensates us for a portion of the additional underwriting and issue costs associated with a Survivorship Life Policy. The unit charge per $1,000 of Face Amount will never be greater than the rate set forth in the Policy Schedule.

•

Charges for Optional Riders. Riders offering supplemental benefits are also available under the Single Life Policy and the Survivorship Life Policy. See 7. Other Benefits Available Under the Policy. We deduct any monthly charges for these Riders from the Cash Surrender Value as part of the Monthly Deduction. Rider charges are described in the Fee Tables above.

•

Changes in Face Amount. We do not charge a transaction fee for any increases or decreases in your Policy’s Face Amount. However, increases in Face Amount will generally increase the Policy’s Net Amount at Risk and the monthly Cost of Insurance charges. See 6(c). Changing the Death Benefit after Purchase.

4(d). Mortality and Expense Risk Charge

We assess a daily charge against the Policy’s assets that are invested in the Investment Options of the Variable Account (but not the Fixed Account) to compensate us for certain mortality and expense risks we assume. The mortality risk is that Policy Insureds will live for a shorter time on average than we project, requiring us to make larger or earlier payments than we project. The expense risk is that our costs of issuing and administering the Policies will be greater than we can collect through other charges. The mortality and expense risk charge is deducted daily at an annual rate of 0.40% of the average daily net assets of your Policy in the Variable Account. This rate is guaranteed not to increase.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge is more than the actual costs, the excess can be used to cover our administrative or distribution costs, or added to our surplus.

4(e). Charges on Loans

If you take a Loan against your Policy, we charge you interest at a six percent (6%) annual rate on your Loan Balance. This rate will not be adjusted. Interest will be accrued and compounded (that is, become part of the Loan Balance) on each monthly Policy Processing Day. See 3(f). Loans.

4(f). Exchange Charge

We do not currently impose any charges when you Exchange among Investment Options or the Fixed Account, but we reserve the right to impose a charge of up to twenty dollars ($20.00) per Exchange if you Exchange on more than twelve days during a calendar year. We would deduct the Exchange charge from the amount being exchanged.

4(g). Fund Expenses

The value of the net assets of each Investment Option reflects the management fees and other expenses incurred by the corresponding Fund in which the Investment Option invests. For more information on Fund fees and expenses, please refer to Appendix A of this prospectus and the prospectuses for those Funds.

4(h). Reduction in Charges

The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative, or other costs. We also may reduce or waive charges on Policies sold to employees, officers, directors or agents of EFILI or its affiliates, and to their immediate family members. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of these individual Policies, and any other circumstances which EFILI believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Owners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

5. PREMIUMS, POLICY ACCOUNT VALUES, AND INVESTMENT OPTION VALUES

5(a). Premiums

The Policy is a flexible Premium Policy. This means that, subject to certain requirements described below, you may decide when to make Premium payments and in what amounts.

Minimum Initial Premium: You were required make a Minimum Initial Premium in order for coverage to take effect. Your Minimum Initial Premium amount was required to be at least: the Planned Annual Premium if you selected an annual payment schedule; one-half the Planned Annual Premium if you selected a semi-annual payment schedule; or one-sixth of the Planned Annual Premium (two months worth), if you selected a monthly payment schedule using automatic electronic funds transfer (EFT). We calculated the Minimum Initial Premium based on several factors, including your choice of Face Amount, the Insured’s age, sex and underwriting classification, and, for a Survivorship Life Policy, by Rider selected.

Subsequent Premium Payments: You can pay subsequent Premiums at any time. Each subsequent Premium payment must be at least $50.

When the Policy was issued, we provided you with a planned Premium payment schedule reflecting your choice of an annual or semi-annual payment schedule, or a monthly payment schedule if you chose to make payments under our EFT (electronic funds transfer) program. You may select a monthly EFT payment schedule of $100 or more for us to automatically deduct Premiums from your bank account, or from your eligible Fidelity mutual fund or brokerage account.

You are not required to pay Premiums according to the planned Premium payment schedule. It is your responsibility, however, to pay enough Premiums to avoid Lapse of the Policy. For additional information, please see 8. Policy Lapse and Reinstatement.

We have the right to limit or refund any Premium or portion of a Premium, or to request additional written instructions if, in our opinion, (1) the Premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code (see 11. Tax Considerations); or (2) the Premium would make your Policy a MEC under the Internal Revenue Code (see 11. Tax Considerations); or (3) the Premium would increase the Net Amount at Risk, unless you provide us with satisfactory evidence of each Insured’s insurability. This could occur if the Death Benefit is based on the Policy Account Value times the applicable Internal Revenue Code factor. See 6. Death Benefit and Insurance Proceeds below.

If you have an outstanding Policy Loan, you should instruct us whether to credit your payments either as Premium payments or as Loan repayments. (See 3(f). Loans.) Finally, you may not pay any Premiums after the Policy’s Extended Maturity date, although you may make Loan repayments after that date. (See 6(e). Extended Maturity.)

Method of Payment: You may pay for the Premiums with a personal check drawn on a U.S. bank subject to our approval. We reserve the right to refuse a personal check for any reason. You may also make Premium payments by moving money from your Fidelity mutual fund or brokerage account, or under our EFT program. Any Contracts and accounts between which money will be transferred must have at least one owner’s name in common. You may also request that we accept proceeds from another life insurance contract in a transaction that qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code. However, if we agree to process a requested 1035 exchange, we are responsible only for actions we take and are specifically not responsible for the performance of the transferring insurance company, for the timing of the transfer or for any adverse tax consequences.

Purchase Payments Made with Returned Checks or Unfunded Electronic Funds Transfers: If you make a Premium payment with a check that is returned to us unpaid due to insufficient funds or for any other reason, or if your Premium payment is made by an electronic funds transfer that is later reversed due to lack of funds in the bank account from which the transfer was made or for any other reason, we will: (1) reverse the transaction; and (2) if the reversal results in a loss of more than one thousand dollars ($1,000) to us, redeem a sufficient number of Investment Option units at the then-current unit values to provide us with an amount equal to the loss. Money will be taken proportionately from all of the Investment Options and the Fixed Account in which you are invested.

If you do not have sufficient value in your Cash Surrender Value, we may take legal action against you to recover any remaining losses we have incurred.

Any redemption we make under this provision may result in a taxable event to you, just as for any other withdrawal.

5(b). Allocating Premiums Among Investment Options and the Fixed Account

You choose how to allocate your Premium payments among the Investment Options and the Fixed Account, and the percentage to be allocated to each.

Additional Net Premiums allocated to the Investment Options are credited to your Policy based on the next computed value of an Investment Option unit following receipt of your payment at the Service Center. Net Premiums allocated to the Fixed Account are credited under your Policy as of the date the payment is received at our Service Center.

For subsequent Premium payments, you may send allocation instructions to our Service Center in accordance with our then-current procedures. We do not accept instructions by fax or electronic mail. If you make a subsequent Premium payment and do not give us allocation instructions for it, we will allocate it among the Investment Options and the Fixed Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt in good order at our Service Center, and will apply only to Premium payments received on or after that date.

Instructions may be expressed in dollars or in percentages. All instructions must be in whole numbers, not decimals or fractions. If you give us instructions that are unclear or incomplete, your Premium payment and any future Premium payments will be allocated to the Government Money Market Investment Option until we receive instructions that are clear and complete. Instructions may be unclear or incomplete if percentage allocations do not total 100% or for some other reason. In the case of incomplete or unclear instructions, we will not be responsible for changes in unit values or for lost market opportunities.

If you pay Premium payments monthly by electronic funds transfer, you will not be able to allocate any of those payments to the Fixed Account.

You may generally not allocate more than $20,000 (including transfers) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of your Policy Account Value or any Premium payment to the

Fixed Account and you may not make more than one transfer to the Fixed Account during any one Policy Year. We may discontinue the availability of the Fixed Account for transfers from the Investment Options, or for Premium payments, at any time.

You should verify the accuracy of your transaction confirmations and statements immediately after you receive them. If you find a discrepancy with regard to a particular transaction, you should notify the Service Center promptly. We will not be responsible for losses due to unit value changes unless you notify us within ten calendar days from the first time we mail a confirmation or statement with details of the transaction.

5(c). Policy Account Values and Investment Option Values

The Policy Account Value is the starting point for calculating values under a Policy. The Policy Account Value:

•	equals the sum of a Policy’s Fixed Account value, all Investment Option values, and Loan Collateral Account value;

•	is determined on each Valuation Day after the Policy becomes effective; and

•	has no guaranteed minimum amount and may be more or less than Premiums paid.

The Cash Surrender Value is the Policy Account Value, less any Loan Balance (which includes accrued interest).

For each Investment Option to which you allocate Premiums, the Investment Option value is equal to the number of Investment Option units held by the Policy multiplied by the Investment Option’s unit value at the end of each Valuation Day. Your Policy’s number of units in any Investment Option is the sum of all units purchased with Premium payments or Exchanges, minus the sum of all units redeemed as a result of transactions you have requested (including Exchanges, withdrawals, Surrenders or Loans) and units we have redeemed for Policy charges or to pay Policy benefits.

The value of each Investment Option’s accumulation units is calculated as of the close of business (normally 4:00 p.m. Eastern Time) on each day that there is trading on the New York Stock Exchange (“Valuation Day”) and on which the Funds calculate prices. The unit value changes on each Valuation Day based on the total return of the Investment Option. The total return reflects the investment performance of the Fund in which the Investment Option invests and is net of the asset charges to the Investment Option. Shares of the Funds are valued at their net asset values as described in the Funds’ prospectuses. Any dividends or capital gains distributions from a Fund are reinvested in that Fund. For further information as to the days on which the funds will calculate prices, please see the fund prospectuses. The Policy is “non-participating,” meaning there are no dividends. Investment results of the Investment Options are reflected in the Policy Account Value and certain other Policy features.

The investment performance of the Investment Options and underlying Funds, Policy expenses and deduction of charges will affect your Policy Account Value and Cash Surrender Value, and may also affect the amount of your Death Benefit. Positive total returns of the Investment Options you select generally increase Policy Account Value, and negative total returns generally decrease Policy Account Value. Policy Account Value may also decline due to Policy charges and deductions. Policy Account Value in turn may impact the amount of the Death Benefit, depending on which of the two Death Benefit options you chose when you purchased your Policy. See 6(b). Setting the Death Benefit at Purchase. You bear the entire investment risk for amounts you allocate to the Investment Options. You should periodically review your allocation strategy in light of market conditions and your overall financial objectives.

6. DEATH BENEFIT AND INSURANCE PROCEEDS

6(a). Overview of Death Benefit

We will pay Insurance Proceeds based on a Death Benefit to the named Beneficiaries: (a) upon satisfactory proof of death of the Insured while a Single Life Policy is in force; or (b) upon satisfactory proof of death of the last surviving Insured (that is, after both Insureds have died) while a Survivorship Life Policy is in force. If all named Beneficiaries die before the Insured, or the last surviving Insured in a Survivorship Life Policy, we will pay the Insurance Proceeds to any surviving Owner(s); if no Owner survives, to the estate of the last surviving Owner.

We will make payment in a lump sum, unless you have agreed with us to a different method of payment. Please contact our Service Center for customer service concerning payment options.

The Insurance Proceeds equal:

•	the Death Benefit (described below); minus

•	any unpaid monthly charges; minus

•	any Loan Balances, including any accrued but unpaid interest.

We calculate the Death Benefit and Insurance Proceeds as of the Valuation Day on or next following: the date of the Insured’s death for a Single Life Policy; the date of death of the last surviving Insured for a Survivorship Life Policy. We will transfer the amounts allocated to Investment Options to the Government Money Market Investment Option upon receipt of notice of such Insured’s death, while we review or process a death claim. We will also pay interest on Insurance Proceeds to the extent required by applicable state law.

Once we have received due proof of the Insured’s death that is acceptable to us, we will ordinarily pay the Insurance Proceeds to the Beneficiaries within 15 days. These payments may be delayed in the event that we exercise our right to seek additional evidence, see “Policy Validity” below, or in the event of difficulty locating a Beneficiary or determining the correct Beneficiaries.

Upon the payment of Insurance Proceeds, and any additional benefits then due under a Policy Rider, the Policy and all Riders, will terminate, except that a Children’s Term Rider will continue in force until its termination. See “Children’s Term Rider” under 7(b). below for details.

6(b). Setting the Death Benefit at Purchase

When you applied for a Policy, you made three decisions in order to set the Death Benefit:

(1) Selected a Face Amount of insurance coverage.

(2) Chose Death Benefit Option A or Option B, which determined how the Policy Account Value will affect the Death Benefit.

(3) Chose the tax test we apply to assure that your Policy is considered life insurance under the Internal Revenue Code.

You can request a hypothetical illustration that shows how each of these decisions affects the benefits of the Policy. You may wish to consult a financial planning or tax professional for additional advice.

Face Amount: The Face Amount sets a minimum level for the Death Benefit.

Death Benefit Options: This Policy provides two Death Benefit options: Option A and Option B.

Under Option A, the Death Benefit is the greater of:

(1) the Face Amount; or

(2) the minimum death benefit under the tax test you select.

Under Option B, the Death Benefit is the greater of:

(1) the Face Amount plus the Policy Account Value; or

(2) the minimum death benefit under the tax test you select.

Under either option, the Death Benefit is reset to equal the Policy Account Value on the Extended Maturity date. See “Extended Maturity” below.

Option A is intended for individuals who are comfortable with a fixed Face Amount of insurance coverage and prefer that increases, if any, in Policy Account Value reduce insurance costs. Cost of Insurance charges are based on a Policy’s Net Amount at Risk, which is the difference between Death Benefit and Policy Account Value. Under Option A, increases in Policy Account Value generally reduce the Net Amount at Risk, while decreases in Policy Account Value generally increase the Net Amount at Risk.

Option B is intended for individuals who prefer to have increases in Policy Account Value, due to Premium payments and/or favorable investment performance, reflected in a variable Death Benefit. If you chose Option B and your Policy Account Value increases, it will be reflected in an increased Death Benefit; if, however, your Policy Account Value declines, your Death Benefit will decrease. Policy Account Value may decline due to adverse investment experience and/or Policy charges and deductions, if not offset by Premium payments.

The amount of the Death Benefit may vary with the Policy Account Value:

(1) Under Option A, the Death Benefit will vary with the Policy Account Value only when the applicable tax test requires that the Death Benefit exceed the Face Amount. This may occur when the Policy Account Value is large in relation to the Death Benefit. (See “Tax Test” below.) The Death Benefit will also vary after the Extended Maturity date. See “Extended Maturity” below.

(2) Under Option B, the Death Benefit will always vary with the Policy Account Value.

Tax Test: In order to be treated as life insurance under Federal tax law, the Policy’s Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test. These tests generally impact the Death Benefit when an Owner has a relatively large Policy Account Value in relation to the Face Amount.

You were asked to choose on your Policy Application the Guideline Premium Test (GPT) or the Cash Value Accumulation Test (CVAT), except that if the Insured on a Single Life Policy was 75 years old or more on the Issue Date, the CVAT automatically applied. The GPT generally gives Owners the ability to minimize insurance costs by maintaining a lower Net Amount at Risk over the life of the Policy. (The Net Amount at Risk is the difference between the Death Benefit and the Policy Account Value, and is the basis for monthly Cost of Insurance charges.) The CVAT, on the other hand, enables an Owner to pay in a greater amount of Premium in the early years of the Policy. Once the Policy is issued, you cannot change the tax test. You should consult a qualified tax advisor regarding your choice of tax tests.

Under the GPT, a Policy’s Death Benefit will not be less than the Policy Account Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy Account Value by a percentage that decreases over time, are shown in the Table of Guideline Premium Test Percentages in your Policy and in the SAI. They are summarized below, based on the Insured’s age or, for Survivorship Life

Policies, the younger Insured’s age, at the start of each Policy Year (for attained ages not shown, percentages decline pro rata each year):

Insured’s Attained Age	GPT Corridor Factor	Insured’s Attained Age	GPT Corridor Factor
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%

Under the CVAT, the Death Benefit will not be less than: (a) 1000 times the Policy Account Value, divided by (b) the Net Single Premium Factor per $1,000 of Death Benefit. The net single premium factors vary based on each Insured’s sex, underwriting class, age at Issue and Policy Year, and are shown in your Policy.

6(c). Changing the Death Benefit after Purchase

After the first Policy Year and while the Policy is in force, you may make a written request to change the Face Amount or the Death Benefit option or both. Any such change may affect the Net Amount at Risk over time, which would affect the monthly Cost of Insurance charge. We reserve the right to discontinue allowing such changes.

We generally do not permit more than one such change in any 12-month period, and we do not permit changes while benefits are being paid under any Disability Rider. We reserve the right to reject any change that may, in our opinion, result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. We also reserve the right to require additional written instructions from you in the event that the requested change may, in our opinion, make your policy a MEC under the Internal Revenue Code. A change of Face Amount or Death Benefit option may have unfavorable tax consequences. You should consult a qualified tax advisor before making any change to the Face Amount or the Death Benefit.

In order to request a change of your Face Amount or Death Benefit option, you must submit a written request. If you request an increase in Face Amount or a change in Death Benefit option which, in our opinion, increases our insurance risk, you must also provide additional evidence of the Insured’s insurability, as well as any additional paperwork we may require, to our Service Center. The effective date of any requested change in your Death Benefit will be the next monthly Policy Processing Day following the date when we approve your request for a change. A change in Face Amount or Death Benefit option has the effect of amending your Policy terms, and we will send you new Policy Schedule pages to reflect this change.

Increasing the Face Amount: You may request an increase in the Face Amount by submitting a written Application and providing evidence of insurability satisfactory to us at our Service Center.

•	The minimum increase is $50,000.

•	We will require that, on the effective date of an increase, and taking the increase into account, the Cash Surrender Value be at least equal to the monthly charges then due.

•	An increase will be effective on the next Policy Processing Day following the date we approve the change, provided that an Insured is living on that date.

•	The total Net Amount at Risk will be affected, which will increase the monthly Cost of Insurance charges.

•	Each increase in Face Amount will have its own Underwriting Class and Cost of Insurance Rates as determined at the time of the increase.

•	We reserve the right to limit increases in the Face Amount to one increase in any twelve (12) month period.

Decreasing the Face Amount: You may request a decrease in the Face Amount by submitting a written request to decrease the Face Amount, but you may not decrease the Face Amount below the applicable minimum initial Face Amount (generally $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy). See 3(a). Purchasing a Policy above.

•	The minimum decrease is $25,000.

•	Any decrease will be effective on the next Policy Processing Day following the date we approve your request.

•	To apply the decrease, we will first reduce any increases in the Face Amount, starting with the most recent. Then we will reduce the initial Face Amount.

A decrease in Face Amount generally will decrease the Net Amount at Risk, on which the Cost of Insurance charges are based. For purposes of determining the Cost of Insurance charge, any decrease in Face Amount will first be used to reduce the most recent increase, then the next most recent increases in succession, and finally the initial Face Amount. However, if a decrease in Face Amount moves a Single Life Policy into a lower Cost of Insurance band, (for example, from $1.1 million to $900,000) then the Cost of Insurance Rate applied to the Policy’s Net Amount at Risk may increase. See “Cost of Insurance” below.

Changing Death Benefit from Option A to Option B: In order for us to approve a change from Option A to Option B:

•	The Policy must be in force;

•	The current Face Amount must be greater than the minimum Death Benefit required by Section 7702 of the Internal Revenue Code; and

•	The change must not reduce the Face Amount below the minimum Face Amount we require to issue a Policy. If we approve a request from Option A to Option B, the following will occur:

•	We first decrease the Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and finally the initial Face Amount) by the Policy Account Value;

•	The Death Benefit will not change on the effective date of the change, but thereafter the Death Benefit will vary daily with changes in Policy Account Value;

•

The Face Amount will be the Net Amount at Risk and will generally remain level after the change. This means there may be a relative increase in the Cost of Insurance charges, which are based in part on Net Amount at Risk, as the Insured ages, because increases in Policy Account Value, if any, will not reduce the Net Amount at Risk;

•	If you also request that the Face Amount stay the same after the change, the change will increase the Net Amount at Risk and the Monthly Deduction applied to your Policy Account Value.

Example:

Change Death Benefit From Option A to Option B	Option A (Before Change)	Calculation: Subtract Policy Account Value	Option B (After Change)
Face Amount	$300,000	-$50,000	$250,000
Policy Account Value	$ 50,000		$ 50,000

Death Benefit	$300,000		$300,000

Changing Death Benefit from Option B to Option A: In order for us to approve a change from Option B to Option A, the Policy must be in force.

If we approve a request from Option B to Option A, the Face Amount will be increased by the Policy Account Value on the effective date of the change.

Example:

Change Death Benefit From Option B to Option A	Option B (Before Change)	Calculation: Add Policy Account Value	Option A (After Change)
Face Amount	$250,000	+$50,000	$300,000
Policy Account Value	$ 50,000		$ 50,000

Death Benefit	$300,000		$300,000

6(d). Policy Validity

Contestability and Suicide provisions are subject to requirements of state law. This section describes EFILI’s basic Policy terms, but you should review your Policy for the specific terms.

Except for non-payment of Premiums, we will not contest the validity of a Policy after it has been in force during the Insured’s life, or the lifetime of the last surviving Insured for a Survivorship Life Policy, for two years continuously from the Issue Date. Similarly, we will not contest the validity of a Death Benefit change requiring underwriting after such change has been in force during the Insured’s life, or the lifetime of the last surviving Insured for a Survivorship Life Policy, for two years. If we wish to contest the validity of a Survivorship Life Policy based on a material misrepresentation concerning the first Insured to die, we will notify you within 12 months after we have received proof of that Insured’s death.

If a Policy, or a change in Death Benefit requiring underwriting, has been in force less than two years, we can contest the validity of the Policy or Death Benefit change on the grounds of any misrepresentation of a material fact in the applicable Policy, reinstatement or Death Benefit change application.

We reserve the right to obtain evidence of the fact, manner and cause of death of any Insured, including the first Insured to die under a Survivorship Life Policy. You and your Beneficiaries agree to provide us with reasonably timely notice of the death of each Insured, including the first Insured to die in the case of a Survivorship Life Policy, so that our rights are not prejudiced by delay.

Under a Single Life Policy, if the Insured dies by suicide within two years after the Issue Date, the Policy will terminate. Under a Survivorship Life Policy, if both Insureds or the last surviving Insured die(s) by suicide within two years after the Issue Date, the Policy will terminate. If a Policy terminates due to a suicide as described in this paragraph, our liability will be limited to the Premiums paid for the Policy, less Loans and withdrawals. Under a Survivorship Life Policy, if one Insured dies by suicide within two years after the Issue Date and the surviving Insured was insurable as of the Issue Date, we will reissue the Policy as a single-life variable universal life policy on the life of the last surviving Insured. The reissued Policy will have the same attributes as this Policy, except that (a) the guaranteed and current cost of insurance charges will be based solely on the underwriting classification of the surviving Insured and will be significantly higher than the survivorship policy; (b) a Total Disability Premium Payment rider naming the surviving Insured as a Covered Insured, if attached to the survivorship policy, will be reissued with the surviving Insured as the sole Covered Insured, and the Company will assess the rider charges applicable only to the surviving Insured; and (c) all other riders, including a Total Disability Premium Payment rider naming the deceased Insured as a Covered Insured, and accompanying rider charges will terminate, because they are not available with the single life policy. If one Insured dies by suicide within two years after the Issue Date and the surviving Insured was not insurable as of the Issue Date, the Policy will terminate, and our liability will be limited to the Premiums paid for the Policy less withdrawals and outstanding Loans.

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If an Insured, dies by suicide within two years after a change in Death Benefit requiring underwriting, our liability will be limited to the Insurance Proceeds that would have been payable if the change had not taken effect, plus any additional Cost of Insurance charges taken as a result of the change.

If the age or sex of an Insured is misstated in the Policy Application, the following will occur:

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if we discover the misstatement while any Insured is living, we will retroactively adjust the Policy Account Value and the Cash Surrender Value to reflect the Monthly Charges that would have applied if the Policy had correctly stated the age and sex of each Insured;

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if we discover the misstatement after the death of the Insured in a Single Life Policy or after the death of both Insureds under a Survivorship Life Policy, we will change the Face Amount, Death Benefit and Insurance Proceeds, as well as any Death Benefit payable under any Riders, to reflect the amount that would be purchased by the most recent deductions for the Cost of Insurance and applicable Riders, applying each Insured’s correct age and sex.

Any modifications or waiver of our rights under a Policy are valid only if they are in writing and signed by the President, Secretary, or Assistant Secretary of EFILI. We may modify the Policy to the extent necessary or appropriate to conform to applicable law, to assure continued qualification of the Policy as a life insurance Policy under Federal tax laws, or to reflect a change in the operation of the Variable Account. We will send you an endorsement to the Policy to reflect any such modifications.

6(e). Extended Maturity

A Single Life Policy Extended Maturity begins on the Policy Anniversary nearest the Insured’s 100th birthday. A Survivorship Life Policy Extended Maturity begins on the Policy Anniversary nearest the 100th anniversary of the younger Insured’s date of birth, even if the younger Insured is not the surviving Insured. At this time:

•	we will discontinue Monthly Deductions;

•	the Death Benefit will be converted to, and thereafter be defined as, the Policy Account Value, without regard to the Face Amount or Death Benefit option chosen;

•	we will not accept any new Premiums or make any new or additional Policy Loans;

•	any Policy Loans will continue in place and interest will continue to accrue unless and until the Loans are repaid; and

•	the Owner retains all other rights under the Policy, including the right to make exchanges amount Investment Options and to take Partial Withdrawals.

PLEASE NOTE: The Policy may not qualify as life insurance after the Insured’s age 100, and may be subject to adverse tax consequences. You should consult a qualified tax adviser before choosing to continue the Policy after the Insured’s age 100.

The tax consequences of continuing the Policy during Extended Maturity are not clear. You should consult a qualified tax advisor if you intend to do so.

7. OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard Death Benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees, if any, associated with each benefit included in the table may be found in the Fee Tables.

7(a). Overview of Other Benefits

STANDARD BENEFITS

Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Dollar Cost Averaging	Allows for automatic monthly Exchanges from either the Government Money Market Investment Option or the Investment Grade Bond Investment Option (the “Source Options”), but not both, to the other Investment Options you select (the “Destination Options”).

Minimum transfer amount is $250.

May not be used at the same time as Automatic Rebalancing.

May not be used to transfer money to the Fixed Account.

We reserve the right to modify or terminate this benefit.

Automatic Rebalancing	Helps to maintain a specified allocation mix among Investment Options.	May not be used at the same time as Dollar Cost Averaging. May not be used if you have a balance in the Fixed Account. We reserve the right to modify or terminate this benefit.

SINGLE LIFE POLICY OPTIONAL BENEFITS

Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Children’s Term Rider	Provides $10,000 term life insurance coverage on each of the Insured’s children named in the Application and on each child later born to or adopted by the Insured.	Coverage initially applies to each child over 14 days and under 18 years old while the Rider is in effect, and terminates on the earlier of the Insured’s age 65 or as each child turns age 25.
Total Disability Premium Payment Rider	Provides that during periods of the Insured’s total disability, as defined in the Rider, we will pay a Disability Benefit Amount of up to the lesser 1/12th of the Planned Annual Premium or $2,500 per month, as a Premium to this Policy on each monthly Policy Processing Day.

Benefit, if any, dependent on age of Insured when total disability begins.

We may require evidence of the disability before making payment, and on an ongoing basis while disability continues.

You were required to apply for this Rider in connection with your initial Policy application.

Only one of the two Total Disability Riders could be elected per Policy.

Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Total Disability Waiver of Monthly Deductions Rider	Provides that during periods of the Insured’s total disability, as defined in the Rider, Monthly Deductions under this Policy will be waived.

Benefit, if any, dependent on age of Insured when total disability begins.

We may require evidence of the disability before making payment, and on an ongoing basis while disability continues.

You were required to apply for this Rider in connection with your initial Policy application.

Only one of the two Total Disability Riders could be elected per Policy.

SURVIVORSHIP LIFE POLICY OPTIONAL BENEFITS

Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Total Disability Premium Payment Rider	Provides that during periods of the covered Insured(s)’ total disability we will pay a Disability Benefit Amount of up to the lesser 1/12th of the Planned Annual Premium or $2,500 per month, as a Premium to this Policy on each monthly Policy Processing Day.

Benefit, if any, dependent on age of Insured when total disability begins.

We may require evidence of the disability before making payment, and on an ongoing basis while disability continues.

You were required to apply for this Rider in connection with your initial Policy application.

Estate Protection Rider	Provides a limited additional term life insurance benefit in the event that both Insureds die during the first four (4) Policy Years.	You were required to apply for this Rider in connection with your initial Policy application.

7(b). More Details on Other Benefits and Riders

PLEASE NOTE: “Benefits” are included with each Policy for no additional charge. “Riders” are separate forms that can be added to your Policy, usually for additional costs, to provide additional insurance benefits. You must generally apply for Rider coverage when you apply for the Policy itself. We may decline or limit Rider coverage in accordance with our underwriting standards or for any reason permitted by law. The Benefit and Rider descriptions below are summaries only; you should review your Policy and Rider forms themselves for more complete terms and conditions.

STANDARD BENEFITS

•	Dollar Cost Averaging

Dollar Cost Averaging allows you to make automatic monthly Exchanges at no charge from either the Government Money Market Investment Option or the Investment Grade Bond Investment Option (the “Source Options”), but not both, to the other Investment Options you select (the “Destination Options”). You may not, however, select the Source Options as Destination Options. Each month you must move at least $250 to each Destination Option then in effect. You may change your Source Option or your Destination Options at any time, by calling us or by sending written notice to our Service Center. Dollar Cost Averaging transactions do not count toward the Policy’s limits on the number of Exchanges.

You may select any day of the month from the 1st to the 28th as the day your Dollar Cost Averaging transactions will take place each month. If the New York Stock Exchange is not open on the scheduled day in a particular month, the Exchange will take place on the next day the New York Stock Exchange is open for trading.

If your balance in the Source Option on a transfer date is less than the amount to be transferred to the Destination Option(s), we will transfer all the money in the Source Option to the Destination Options proportionately, and your participation in the program will automatically terminate.

You may cancel Dollar Cost Averaging at any time by calling us or sending written notice to the Service Center.

You may not use Dollar Cost Averaging to transfer money to the Fixed Account. You cannot use Dollar Cost Averaging at the same time that you use Automatic Rebalancing, which is described immediately below. We reserve the right to modify or terminate Dollar Cost Averaging.

•	Automatic Rebalancing

You can use Automatic Rebalancing at no charge to help you maintain your specified allocation mix among the Investment Options.

You direct us to readjust your allocations on a quarterly, semi-annual or annual basis to return to the allocations you select on the Automatic Rebalancing instruction form. Automatic Rebalancing transactions do not count toward the Policy’s limits on the number of Exchanges.

You choose one day of the month from the 1st to the 28th for Automatic Rebalancing. If the New York Stock Exchange is not open on the scheduled day in a particular month, the Exchange will take place on the next day the New York Stock Exchange is open for trading.

Automatic Rebalancing will continue until you notify us to cancel it. We reserve the right to modify or terminate Automatic Rebalancing. You may not use Automatic Rebalancing if you have a balance in the Fixed Account. You may not use Automatic Rebalancing at the same time you use Dollar Cost Averaging, which is described immediately above.

SINGLE LIFE POLICY OPTIONAL BENEFITS

•	Children’s Term Rider

This Rider provides $10,000 term life insurance coverage on each of the Insured’s children named in the Application and on each child later born to or adopted by the Insured. Coverage initially applies to each child over 14 days and under 18 years old while the Rider is in effect. You can apply for this Rider at the time of Application for the Policy or at the birth or legal adoption of the first child of the Insured. This Rider terminates as to each insured child on the Child’s 25th birthday. This Rider will terminate as to all insured children on the earliest of:

1.	The first Policy Processing Day after we receive Written Request for termination;
2.	The date of Surrender or other termination of the Policy (other than by the death of the Insured); or
3.	The Policy Anniversary nearest the Insured’s 65th birthday.

See the Rider for complete details of the coverage.

•	Total Disability Riders

You had the opportunity to purchase one of two total disability Riders, in connection with your initial Policy application, as long as the Insured was at least 18 and under 65 when the Policy was issued.

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Total Disability Premium Payment Rider. This Rider provides that during periods of the Insured’s total disability, as defined in the Rider, we will pay a Disability Benefit Amount of up to the lesser of the one-twelfth (1/12) of the Planned Annual Premium or $2,500 per month, as a Premium to this Policy on each monthly Policy Processing Day while total disability continues and other requirements are met.

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Total Disability Waiver of Monthly Deductions Rider. This Rider provides that during periods of the Insured’s total disability, as defined in the Rider, Monthly Deductions under this Policy will be waived while total disability continues and other requirements are met.

Limitations On Both Total Disability Riders. If the Insured’s total disability begins at age 65 or later, no benefits will be paid. If the total disability begins on or after the Insured’s age 63 but before 65, benefits may continue for up to two years. If the total disability begins on or after the Insured’s age 60 but before 63, benefits may continue until up to age 65. If the total disability begins before the Insured’s age 60, the benefits will continue as long as the Insured remains totally disabled. You can only elect one of the two Total Disability Riders. We reserve the right to require evidence of the disability before making payment under these Riders, and on an ongoing basis while disability continues. See the Rider(s) for complete details of the coverage.

SURVIVORSHIP LIFE POLICY OPTIONAL BENEFITS

•	Total Disability Premium Payment Rider(s)

You had the opportunity to purchase this Rider for either or both Insureds in connection with your initial Policy Application. It provides that during periods of the covered Insured(s)’ total disability, as defined in the Rider, we will pay a Disability Benefit Amount of up to the lesser of one-twelfth (1/12) of the Planned Annual Premium or $2500, as a Premium to this Policy on each monthly Policy Processing Day while total disability continues and other requirements are met. If the Insured’s total disability begins at age 65 or later, no benefits will be paid. If the total disability begins on or after the Insured’s age 63 but before 65, benefits may continue for up to two years. If the total disability begins on or after the Insured’s age 60 but before 63, benefits may continue until up to age 65. If the total disability begins before the Insured’s age 60, the benefits will continue as long as the Insured remains totally disabled. We reserve the right to require evidence of the disability before making payment under this Rider, and on an ongoing basis while disability continues. See the Rider for complete details of the coverage.

•	Estate Protection Rider

This Rider provides a limited additional term life insurance benefit in the event that both Insureds die during the first four (4) Policy Years. You had the opportunity to apply for this Rider in connection with your initial Policy application. See the Rider for complete details of the coverage. There are no separate charges for this Rider.

8. POLICY LAPSE AND REINSTATEMENT

A Policy will go into Default if, on a monthly Policy Processing Day, the Cash Surrender Value is insufficient to pay the amount of the Monthly Deduction and the No-Lapse Guarantee no longer applies to the Policy. Therefore, a Policy could Lapse eventually if its Cash Surrender Value is not sufficient to cover Policy charges.

We will notify you in writing within 30 days of any Default and will allow you a Grace Period of 61 days from the date of the written notice, in which you may make a Premium payment sufficient to bring the Policy out of Default. The required payment will be the accumulated deficiencies plus three (3) months’ Monthly Deductions.

If we do not receive the required payment by the end of the Grace Period, the Policy will Lapse: that is, terminate with no value. If there is a Policy Loan, we will repossess the collateral held in the Loan Collateral Account and use it to reduce or eliminate the Loan Balance. In addition, a Policy Lapse may have unfavorable tax consequences. See 11. Tax Considerations.

8(a). Death During Grace Period

If the Insured under a Single Life Policy, or the last surviving Insured under a Survivorship Life Policy, should die during the Grace Period, the Cash Surrender Value used in the calculation of the Death Benefit will be the Cash Surrender Value as of the Policy Processing Day on which the Policy went into Default.

8(b). No Lapse Guarantee

As long as your Policy satisfies the No-Lapse Guarantee Cumulative Premium Test, we guarantee that the Policy will not go into Default during the No-Lapse Guarantee Period, even if adverse investment experience or other factors should cause the Cash Surrender Value to fall to zero or below. The No-Lapse Guarantee applies to all Underwriting Classes. The No-Lapse Guarantee Period for a Single Life Policy is the first ten (10) Policy Years, if the Issue Age of the Insured is 70 or less; or the first five (5) Policy Years, if the Issue Age of the Insured is 71 or more. The No-Lapse Guarantee Period for a Survivorship Life Policy is the first five (5) Policy Years. After the end of the No-Lapse Guarantee Period, this guarantee no longer applies. If you make a material change to your Policy, such as an increase or decrease in the Face Amount, the Premium payments necessary to maintain this guarantee may increase or decrease.

Because this guarantee prevents Lapse during the No-Lapse Guarantee Period, it is possible for your Cash Surrender Value to decline below zero. In this case, unless you repay the negative balance before the end of the No-Lapse Guarantee Period, your Policy will Lapse after the end of that period. Before the end of the No-Lapse Guarantee Period, however, a negative Cash Surrender Value will not increase the base on which Cost of Insurance Rates are applied to an amount in excess of the Death Benefit, and will not reduce the Insurance Proceeds payable.

If your Policy does not satisfy the No-Lapse Guaranteed Premium Test, the No-Lapse Guarantee will terminate and cannot be reinstated. Termination of the No-Lapse Guarantee may occur even if the Policy remains in force.

No-Lapse Guarantee Cumulative Premium Test. At the time you purchase your Policy, we will provide you with a Planned Premium Payment Schedule. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, on each monthly Policy Processing Day, the sum of all Premiums paid to date, less any Loans and withdrawals taken and any charges or interest then due, is equal to or exceeds the sum of the payments that would have been made through that date if the Planned Annual Premium had been paid in timely equal monthly installments prior to each Policy Processing Day. If you fail the Cumulative Premium Test and fail to make the necessary payments during the NLG Grace Period (defined below), you will not be able to reinstate this guarantee.

NLG Grace Period: The annual statement for your Policy will indicate whether the No-Lapse Guarantee is still in effect. In addition, if your Policy fails the No-Lapse Guarantee Cumulative Premium Test on a monthly Policy Processing Day, we will send you a letter indicating that you have a grace period of thirty (30) days from the day your Policy failed the test, in which to pay Premiums sufficient to make up the shortfall.

Important: If your Policy fails the No-Lapse Guarantee Cumulative Premium Test and you fail to make the necessary payment before the end of the NLG Grace Period, the guarantee will no longer apply and there is no way to reinstate the guarantee. If the Policy still has a sufficient Cash Surrender Value, however, it will remain in force despite the loss of the No-Lapse Guarantee.

8(c). Policy Reinstatement

An Owner may, by making a written request, reinstate a Policy which has terminated after going into Default at any time within the three-year period following the date of termination subject to the following conditions:

•	Evidence of each Insured’s insurability, satisfactory to us, is provided to us; and

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A payment equal to the amount that was required to bring the Policy out of Default immediately prior to termination, plus an amount equal to the applicable Monthly Deduction for the next three (3) months, must be paid to us.

If reinstatement is approved, the effective date of reinstatement will be the later of the date we approve the Owner’s request or the date we receive the required payment at our Service Center.

A reinstated Policy:

•	Has the same Policy Date as the Policy when originally issued;

•	May have higher Cost of Insurance Rates if the Insured is in a different Underwriting Class and/or a different age group at the time of reinstatement;

•	Will NOT have a No-Lapse Guarantee; and

•	Reflects the reduction or elimination of any previous Policy Loans due to the previous Lapse: and

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Has a policy Account Value and Cash Surrender Value equal to the Premium paid, net of State Tax Charge withheld, less the amount that was required to bring the Policy out of Default immediately prior to termination.

9. THE FIXED ACCOUNT

Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account under the Securities Act of 1933, nor have we registered our general account as an investment company under the 1940 Act. Interests in the Fixed Account are generally not subject to the provisions of those laws. Disclosures regarding the Fixed Account and our general account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Fixed Account is a portion of our general account. You may allocate a portion of your Premium payments or transfer a part of your Policy Account Value to the Fixed Account. The value of your interest in the Fixed Account does not fluctuate with the investment experience of our general account or the investment experience of the Investment Options.

We guarantee that money held in the Fixed Account will accrue interest daily at an annual rate that will never be less than the guaranteed rate stated in your Policy Schedule.

When you allocate money to the Fixed Account, we assign an interest rate to that amount. The rate will be guaranteed for a period of time. The length of that period will depend on when you allocate the amount to the Fixed Account.

When the initial guaranteed period ends, we will assign a new rate to that amount, and the new rate will be guaranteed for a period of at least one year. At the end of each guaranteed period we will set a new rate, each time for a period of at least one year.

Different rates may apply to different amounts in the Fixed Account. The rate for a given amount will depend on when that amount was first allocated to the Fixed Account. Also, the interest rate we apply to any particular amount will vary from time to time.

We reserve the right to limit or discontinue at any time the availability of the Fixed Account, both for transfers from the Funds and for Premium payments. If you attempt to allocate any portion of a Premium payment to the Fixed Account in excess of permitted amounts, we will place any excess in the Government Money Market Investment Option.

Currently, Exchange or allocation of Premium payment to the Fixed Account is limited to not more than 25% of the Policy value or 25% of the Premium payment, and total Exchanges and Premiums allocated to the Fixed Account may not exceed $20,000 during any one Policy Year. One Exchange per policy year is permitted from the Separate Account to the Fixed Account. Exchanges from the Fixed Account are subject to the following limitations: You may make one Exchange out of the Fixed Account during each Policy Year. An Exchange or allocation of purchase payment into the Fixed Account is not permitted during the 12 months following an Exchange out of or withdrawal from the Fixed Account. Different rules apply to the Special Fixed Account Election Rights (see 10(f) below).

10. MAKING EXCHANGES AMONG INVESTMENT OPTIONS AND THE FIXED ACCOUNT

10(a). Overview

In general, you may make transfers of money (“Exchanges”) among the Investment Options and/or the Fixed Account by sending us instructions in writing with your original signature or by calling us. We do not accept instructions by fax, electronic mail or via the internet, or instructions that are not in good order under our then- current procedures. We do not currently impose any charges when you make Exchanges but we reserve the right to impose a charge of up to twenty dollars ($20.00) per Exchange if you make Exchanges on more than twelve days during a calendar year.

Making excessive Exchanges can disrupt the ability of a Fund to achieve its investment objective and increase the Fund’s expenses. We reserve the right to limit the number of days on which you can make Exchanges, but you will always be able to make Exchanges on at least five days each Policy Year and we may limit the number of Exchanges permitted. We may also require you to submit your Exchanges by mail.

Your request to make an Exchange may be expressed in terms of dollars, such as a request to move $5,000 from one Investment Option to another. You may also request a percentage reallocation among Investment Options. Percentage requests must be made in whole numbers. You cannot move less than $250 from any Investment Option except that if you have less than $250 in an Investment Option you may move the entire amount.

10(b). Making Exchanges by Telephone

Currently you may make Exchanges by telephone up to 18 days in each calendar year. You may make Exchanges on additional days only by a letter to our Service Center.

We reserve the right to revise or terminate your ability to make Exchanges by telephone. We also reserve the right to limit the amount of any telephone Exchange or to reject any telephone Exchange.

We will not be responsible for any losses resulting from unauthorized telephone Exchanges if we follow reasonable procedures designed to verify the identity of the caller. We may record telephone calls. You should verify the accuracy of your Exchanges by checking the confirmations and statements we send to you as soon as you receive them. Notify the Service Center immediately if you find any discrepancies. We will not be responsible for losses resulting from unit value changes unless you notify us within ten calendar days from the first time we mail a confirmation or statement containing details of the transaction.

10(c). Effective Date of Exchanges Among Investment Options

Any redemption from an Investment Option that is part of an Exchange among Investment Options will be effected as of the end of the Valuation Day in which we receive the request at our Service Center. Generally the purchase of Investment Option units in other Investment Options with the proceeds of the redemption will occur at the same time. However, if your Exchange involves (1) moving from an Investment Option (“Source”) that invests in an equity Fund that is in an illiquid position due to substantial redemptions or Exchanges that require it to sell portfolio securities in order to make funds available, and (2) moving to an Investment Option (“Target”) that invests in a Government Money Market Fund that accrues dividends on a daily basis and requires federal funds before accepting a purchase order, then there may be a delay in crediting the amount that is moving to the new Investment Option. The delay will last until the Source Investment Option obtains liquidity, or for seven days, whichever is shorter. During this period, the amount to be transferred from the Source Investment Option will remain as a fixed obligation of the Source Investment Option and will not participate in the investment results of either the Source or the Target Investment Option.

10(d). Frequent Exchanges Among Investment Options

Use of Market Timing Services: Some Owners desire to use firms or individuals who engage in market timing. Market timing services usually obtain authorization from Owners to make Exchanges among the Investment Options on the basis of perceived market trends. Large Exchanges resulting from market timing activity may disrupt the management of the Funds and become a detriment to other Owners of variable life insurance policies or variable annuity contracts who allocate money to the Funds.

To protect Owners not using market timing services, we reserve the right to reject Exchanges communicated to us by anyone acting under a power of attorney on behalf of more than one person. We also reserve the right to reject Exchange instructions we receive from a market timing firm or other third party that any Owner has authorized to make multiple Exchanges. We will exercise these rights only if we believe that doing so will prevent harm to other Owners of variable life insurance policies or variable annuity contracts. In the event we reject an Exchange without a prior warning, we will promptly notify the party requesting the Exchange of the rejection by telephone, in writing or in the manner the request was made.

Short-Term Trading Risk: Frequent Exchanges among Investment Options by Owners can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the Owners, annuitants, Insureds or Beneficiaries of any variable annuity contracts or variable life insurance policies issued by any insurance company with respect to values allocated to the underlying Fund. Frequent Exchanges may reduce the mutual fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long- term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The insurance-dedicated mutual funds available through the Investment Options are also available in products issued by other insurance companies. These Funds carry a significant risk that short-term trading may go undetected. The Funds themselves generally cannot detect individual Owner Exchange activity, because they are owned primarily by insurance company separate accounts that aggregate Exchange orders from Owners of individual Policies. Accordingly, the Funds are dependent in large part on the rights, ability and willingness of all participating insurance companies to detect and deter short-term trading by Owners. As a result of the adoption of Rule 22c-2 of Investment Company Act of 1940, all Funds have entered into information sharing agreements with EFILI that will require EFILI, upon request, to (i) provide the Funds with specific information about Contract Owner transfer activity, and, if so requested by a Fund, (ii) prohibit future transfers into such Fund.

As outlined below, EFILI has adopted policies regarding frequent trading, but can provide no assurance that other insurance companies using the same mutual funds have adopted comparable procedures. There is also the risk that these policies and procedures concerning short-term trading will prove ineffective in whole or in part to detect or prevent frequent trading. Please review the mutual funds’ prospectuses for specific information about the Funds’ short-term trading policies and risks.

EFILI Policies Regarding Frequent Trading: EFILI does not authorize market timing. EFILI has adopted policies and procedures designed to discourage frequent trading (i.e. frequent transfers or Exchanges) as described below. If requested by the underlying mutual funds, EFILI will consider additional steps to discourage frequent trading of shares of those Funds, not inconsistent with the policies and procedures described below.

Owners who engage in frequent trading may be subject to temporary or permanent restrictions as described below on future purchases or Exchanges in a Fund, and potentially in all Fidelity Funds. Further, Owners who have engaged in frequent trading in other Fidelity Funds — or in Other Funds — may be subject to temporary or permanent restrictions on purchases or Exchanges in those Funds. EFILI may alter its policies, in any manner not inconsistent with the terms of the Policy, at any time without notice to Owners.

Although there is no minimum holding period and Owners can make withdrawals or Exchanges out of any Investment Option at any time, Owners may ordinarily comply with EFILI’s policies regarding frequent trading by allowing 90 days to pass after each purchase or allocation into an Investment Option before they withdraw or exchange out of that Investment Option.

In addition, each underlying mutual fund reserves the right to reject the Variable Account’s entire purchase or Exchange transaction at any time, which would make EFILI unable to execute Owner purchase, withdrawal or Exchange transactions involving that Fund on that trading day. EFILI’s policies and procedures are separate and independent from any policies and procedures of the underlying mutual funds, and do not guarantee that the mutual funds will not reject Variable Account orders.

Frequent Trading Monitoring and Restriction Procedures: EFILI has adopted policies and procedures related to Exchanges among Investment Options that are set out below. Frequent trading activity is measured by the number of roundtrip transactions by an Owner. A roundtrip transaction occurs when an Owner makes an allocation or Exchange into an Investment Option followed by a withdrawal or Exchange out of the same Investment Option within 30 days. Owners are limited to one roundtrip transaction per Investment Option within any rolling 90-day period, subject to an overall limit of four roundtrip transactions in the Policy over a rolling 12-month period.

Owners with two or more roundtrip transactions in one Investment Option within a rolling 90-day period will be blocked from making additional allocations or Exchanges into that Investment Option, through any means, for 85 days.

In addition, Owners who complete a fourth (or higher) roundtrip transaction, at least two of which are completed on different business days, within any rolling 12-month period, will have a U.S. Mail-Only Trade Restriction imposed on all contracts/policies issued by EFILI or its affiliate, that they own. This rule will apply even if the four or more roundtrips occur in two or more different Investment Options. This restriction will stay in effect for 12 months. If the Owner makes another roundtrip in a contract that is currently subject to a U.S. Mail-Only Trade Restriction, then the U.S. Mail-Only Trade Restriction period (12 months) is re-started and all purchase transactions will be permanently blocked in the violated Investment Option across all contracts with common ownership. “U.S. Mail-Only” for purposes of the U.S. Mail-Only Trade Restriction is defined as First-Class Mail delivered via the U.S. Postal Service. Expedited delivery or courier services, including such services performed by the U.S. Postal Service, will not be accepted.

EFILI further reserves the right to reject specific transactions or impose restrictions as described above in respect of any Policy owned or controlled commonly with a Policy subject to the above restrictions, or in respect to any Policy owned or controlled commonly by a person who is the subject of a complex-wide block.

Exceptions: EFILI has approved the following exceptions to the frequent trading policy:

(1) Transactions in the Government Money Market Investment Option;

(2) Dollar cost averaging, automatic rebalancing and automatic Premium payment programs via electronic funds transfer (“EFT”) will not count toward an Investment Option’s roundtrip limits;

(3) EFILI may suspend the frequent trading policy and make exceptions to the policy for transactions made during periods of severe market turbulence or national emergency. There is no assurance that EFILI will do so or that, if it does so, the underlying mutual funds will make any necessary exceptions to their frequent trading policies.

EFILI may choose not to monitor transactions below certain dollar value thresholds. No other exceptions will be allowed. The Frequent Trading procedures will be applied consistently to all Owners.

10(e). Exchanges To and From the Fixed Account

There is no additional charge for Exchanges to or from the Fixed Account. You can make Exchanges to and from the Fixed Account only in accordance with our then current procedures for such Exchanges and only with our consent. We may discontinue the availability of the Fixed Account for Exchanges from the Investment Options or for Premium payments at any time. We also reserve the right to limit the frequency and amount of Premiums allocated to, and Exchanges into, the Fixed Account.

You may currently make one transfer per Policy Year from the Variable Account to the Fixed Account. However, for one year following your last Exchange out of the Fixed Account, you may not (1) exchange any portion of your Policy Account Value from the Investment Options to the Fixed Account, or (2) allocate any portion of any Premium payment to the Fixed Account. You may generally not allocate more than $20,000 (includes exchanges) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of your Policy Account Value or of any Premium payment to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Policy Year. If you attempt to make an Exchange into the Fixed Account in excess of permitted amounts, we may reject the entire Exchange. You may make one Exchange out of the Fixed Account during each Policy year. Different rules apply to the Special Fixed Account Election Rights, described below.

The minimum dollar amount you may Exchange from any Investment Option to the Fixed Account is $250, unless you have less than $250 in an Investment Option. Then you may exchange the entire amount from the Investment Option to the Fixed Account. We will determine in our sole discretion the maximum amount that you can exchange from the Fixed Account.

If you pay Premiums monthly by electronic funds transfer, you will not be able to allocate any of those payments to the Fixed Account.

When you withdraw or Exchange amounts out of the Fixed Account, the amounts that have been credited to the Fixed Account for the shortest time are withdrawn first. At the end of each annual renewal interest guarantee period after the Policy Issue Date, we will set the amount that may be Exchanged into or out of the Fixed Account for the next year, provided that these amounts will not be less than the minimum specified above.

10(f). Special Fixed Account Election Rights

1. Fixed Account Exchange Option

You may elect this transfer option under two circumstances: (1) during the first eighteen (18) months after the Issue Date, you may make a one-time election to allocate the entire Cash Surrender Value (less any Exchange fees the Owner may incur) and all subsequent Premium payments exclusively to the Fixed Account for the duration of the Policy, or (2) if you have objected to a proposed change in the investment objective (as defined in the Investment Company Act of 1940, as amended, and regulations thereunder) of an Investment Option to which you have allocated a portion of your Policy Account Value. To make this election, all Owners must complete and execute the Company’s Fixed Account Transfer Option Election form.

If you make this election:

•

All amounts allocated to the Investment Options at the time of the election will be Exchanged into the Fixed Account, using each Investment Option’s net unit value next calculated after the Company receives the Owner’s election form in good order. The Policy’s limits on Exchanges into the Fixed Account will not apply to this initial Exchange.

•	After the initial Exchange, all Premium payments and Loan repayments will be automatically allocated to the Fixed Account.

•

Subsequent Premium payments in any Policy Year may not exceed the greater of (a) the Monthly Deductions for that year; or (b) the Planned Annual Premium or any lower limit imposed under the terms of the Policy.

•	Except as stated above, all terms and conditions of the Policy will remain in effect.

•

If you elect this option during the first eighteen (18) months after the Issue Date, you many cancel your election of this option, after the second Policy Anniversary, by allocating new Premium payments to the Investments Options or making an Exchange into the Investment Options. If you cancel, all terms and conditions of the Policy excluding this option will apply, and any subsequent deposits into the Fixed Account must comply with the then-existing Fixed Account rules and all Fixed Account policy provisions, either of which may prohibit any further deposits into the Fixed Account.

•

If you elect this option after the first eighteen (18) months from Issue Date, you will not be allowed to cancel or change your election. All future Premium payments will be allocated to the Fixed Account and no Exchanges into Investment Options will be permitted.

2. Fixed Account Single Exchange Option

At any time while the Policy is in force, you may make a one-time election to allocate the entire Cash Surrender Value (less any Exchange fees the Owner may incur) of the Policy to the Fixed Account, and to give up the right to make any further Premium payments. To make this election, all Owners must complete and execute the Company’s Fixed Account Single Exchange Option Election form.

If you make this election:

•

All amounts allocated to the Investment Options at the time of the election will be Exchanged into the Fixed Account, using each Investment Option’s net unit value next calculated after the Company receives the Owner’s election form in good order. The Policy’s limits on Exchanges into the Fixed Account will not apply to this initial Exchange.

•	You will not be allowed to make any further Premium payments.

•	You will not be allowed to cancel or change your election of this option.

•	The Monthly Deduction will continue to be assessed until the earliest of the following events: the death of the Insured; the Extended Maturity Date; or the Policy’s Lapse.

Except as stated above, all terms and conditions of the Policy will remain in effect.

10(g). Written Requests Received at the Company

Any request that is required to be submitted to the Company in writing must be in accordance with the Company’s then current standards and shall not be effective until the date and time that either:

1.	The original request is physically received at the Annuity Service Center;

2.	or An electronic image of the original request, which has been submitted by an agent of Fidelity, is received at the Annuity Service Center.

All communications to us regarding your Contract should be sent to: Empire Fidelity Investments Life Insurance Company, Annuity Service Center, PO Box 770001, Cincinnati, Ohio 45277-0051.

11. TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based on EFILI’s understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

11(a). Tax Status of the Policy

To qualify as a life insurance contract for Federal income tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, EFILI believes that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Internal Revenue Code requires that the investments of each subaccount of the Variable Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code (discussed above). The Variable Account, through the Funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the Funds’ assets are to be invested. EFILI believes that the Variable Account will thus meet the diversification requirement, and EFILI will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract Owner is considered the Owner of separate account assets, income and gain from the assets would be includable in the variable contract Owner’s gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract Owners may direct their investments to particular subaccounts without being treated as Owners of the underlying shares. No such regulations or revenue rulings have been issued to date. It is possible that when regulations or rulings are issued, the Policies may need to be modified to comply with them.

11(b). IRC Qualification

For a Policy to be treated as a life insurance contract under the Internal Revenue Code, it must pass one of two tests — a Cash Value Accumulation Test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not be changed thereafter.

•

Cash Value Accumulation Test (CVAT). Under the terms of the Policy, the Policy Account Value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the

Policy. If the Insured under a Single Life Policy is 75 years old or more on the Policy Date, the CVAT will automatically apply.

•

Guideline Premium Test (GPT). The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the Premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the Death Benefit at any time must be equal to or greater than the applicable percentage of Policy Account Value specified in the Code.

The CVAT does not limit the amount of Premiums that may be paid under the Policy. If you desire to pay Premiums in excess of those permitted under the GPT, you should consider electing to have your Policy qualify under the CVAT. However, any Premium that would increase the Net Amount at Risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum Death Benefit due to growth in the Policy Account Value will generally be greater under the CVAT than under the GPT.

The GPT limits the amount of Premium that may be paid under the Policy. If you do not desire to pay Premiums in excess of those permitted under GPT limitations, you should consider electing to have your Policy qualify under the GPT.

The following discussion assumes that the Policy qualifies as a life insurance contract for Federal income tax purposes.

We believe that the Insurance Proceeds under the Policy will be excludable from the gross income of the Beneficiary and that you will not be taxed on increases in the Policy’s Account Value during the life of the Insured, or in the case of Survivorship Life Policy, the life of the second of the two Insureds.

11(c). Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as “modified endowment contracts” (“MECs”), which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a MEC will depend on the individual circumstances of each Policy. In general, a Policy will be a MEC if the accumulated Premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums. We have the right to limit or refund any Premium or portion of a Premium, or to request additional written instructions if, in our opinion, the Premium would cause your Policy to become a MEC.

All Policies that we issue to the same Owner during any calendar year, which are treated as MECs, are treated as one MEC for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether a Policy will be treated as a MEC are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be treated as a MEC.

11(d). Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a MEC will be subject to the following tax rules. First, all distributions, including distributions upon Surrender and Partial Withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due Loan interest that is added to the Loan amount will be treated as a Loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Loan taken from or secured by, such a Policy that is included in income except where the distribution or Loan is made on or after the Owner attains age 591/2, is attributable to the Owner’s becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary.

Once a Policy becomes a MEC, it is always treated as a MEC. MEC status may be particularly burdensome for Owners who intend to take Loans or Partial Withdrawals, such as employers that intend to fund employee benefits.

11(e). Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not a MEC, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income.

Loans from, or secured by, a Policy that is not a MEC are not treated as distributions. Instead, such Loans are treated as indebtedness of the Owner.

Finally, neither distributions (including distributions upon Surrender) nor Loans from, or secured by, a Policy that is not a MEC are subject to the 10 percent additional tax.

11(f). Policy Loan Interest

Generally, personal interest paid on a Loan under a Policy which is owned by an individual is not deductible. In addition, interest on any Loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on Policy Loans may also be subject to the restrictions of Section 264 of the Code. An Owner should consult a qualified tax advisor before deducting any interest paid in respect of a Policy Loan.

11(g). Investment in the Policy

Investment in the Policy means: (i) the aggregate amount of any Premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any Loan from, or secured by, a Policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Loan from, or secured by, a Policy that is a MEC to the extent that such amount is included in the gross income of the Owner.

11(h). Policy Lapse

If a Policy Lapses in part due to Loans or Partial Withdrawals taken by the Owner, then gains in the Policy may be immediately taxable.

11(i). Other Tax Considerations

The tax consequences of continuing the Policy after the Extended Maturity date are not clear. Consult your qualified tax advisor if you intend to do so.

The transfer or assignment of the Policy or the designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the Owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state and local transfer taxes may be imposed. Consult with your qualified tax advisor for specific information in connection with these taxes.

12. MORE INFORMATION ABOUT THE POLICY AND THE VARIABLE ACCOUNT

12(a). Signature Guarantee or Customer Authentication

Certain requests may require a signature guarantee or a customer authentication. A signature guarantee or a customer authentication is designed to protect you and EFILI from fraud.

Your request must be in writing and may require a signature guarantee if any of the following situations apply:

(1) Loss of account ownership.

(2) Any other circumstances where we deem it necessary for your protection.

You should be able to obtain a signature guarantee from a bank, broker/dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. A customer authentication can be obtained only at a Fidelity Investments Investor Center.

12(b). Voting Rights

We currently vote shares of the Funds owned by the Variable Account according to your instructions. However, if the 1940 Act or any related regulations or interpretations should change, and we decide that we are permitted to vote the shares of the Funds in our own right, we may decide to do so.

We calculate the number of shares that you may instruct us to vote by dividing your Policy Account Value in an Investment Option by the net asset value of one share of the corresponding Fund. Fractional votes are counted. We reserve the right to modify the manner in which we calculate the weight to be given to your voting instructions where such a change is necessary to comply with then current Federal regulations or interpretations of those regulations.

We will determine the number of shares you can instruct us to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting we will send you material by mail for providing us with your voting instructions.

If we do not receive your voting instructions in time, we will vote the shares in the same proportion as the instructions we receive from other Owners. We will also vote in the same proportionate manner any shares we hold in the Variable Account that are not attributable to Owners. As a result of proportional voting, the votes of a small number of policy owners could determine the outcome of a shareholder vote.

Under certain circumstances, we may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of a Fund, or result in the approval or disapproval of an investment advisory contract.

Under Federal regulations, we may also disregard instructions to vote for Owner-initiated changes in investment policies or the investment adviser if we disapprove of the proposed changes. We would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if we decided that the change would result in overly speculative or unsound investments. If we ever disregard voting instructions, we will include a summary of our actions in the next semiannual report.

12(c). Changes in Investment Options

We may make additional Investment Options available to you from time to time. These Investment Options will invest in mutual funds that we find suitable for the Policies.

We also have the right to eliminate Investment Options, to combine two or more Investment Options, or to substitute a new mutual fund for the mutual fund in which an Investment Option invests.

A substitution may become necessary if, in our judgment, a Fund no longer suits the purposes of the Policies. This may happen due to a change in laws or regulations, a change in a Fund’s investment objectives or restrictions, because the Fund is no longer available for investment, or for some other reason. We would obtain any required SEC and other approvals before making such a substitution.

We also reserve the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required. We would obtain any required approval from the SEC before making such changes.

12(d). Resolving Material Conflicts

The Fidelity Funds are available to separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies issued by other insurance companies, as well as to our Variable Account and other separate accounts we may establish. The other Funds may be offered to qualified plans as well as to insurance company separate accounts.

Although we do not anticipate any disadvantages due to these arrangements, there is a possibility that a material conflict could arise between the interest of the Variable Account and one or more of the other separate accounts or qualified plans that hold shares of the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of our Owners and those of other insurance companies, or for some other reason. In the event of a conflict, we will take any steps necessary to protect our Owners and their Beneficiaries.

APPENDIX A: FUNDS AVAILABLE UNDER THE POLICY

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can also request this information at no cost by calling 1-800-634-9361 or by sending an email request to filifunddocuments@fidelity.com.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short- term instruments	Fidelity® Variable Insurance Products (“VIP”) Asset Manager Portfolio Adviser: Fidelity Management & Research Company LLC	0.53%	12.94%	7.48%	5.40%
Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments	Fidelity® VIP Asset Manager: Growth Portfolio Adviser: Fidelity Management & Research Company LLC	0.64%	16.37%	9.69%	6.57%
Seeks income and capital growth consistent with reasonable risk	Fidelity® VIP Balanced Portfolio Adviser: Fidelity Management & Research Company LLC	0.44%	21.53%	12.44%	9.08%
Seeks capital appreciation	Fidelity® VIP Communication Services Portfolio Adviser: Fidelity Management & Research Company LLC	0.62%	57.39%	15.22%	9.83%
Seeks capital appreciation	Fidelity® VIP Consumer Discretionary Portfolio Adviser: Fidelity Management & Research Company LLC	0.61%	41.99%	13.93%	10.85%
Seeks capital appreciation	Fidelity® VIP Consumer Staples Portfolio Adviser: Fidelity Management & Research Company LLC	0.61%	3.14%	11.46%	8.14%
Seeks long-term capital appreciation	Fidelity® VIP Contrafund® Portfolio Adviser: Fidelity Management & Research Company LLC	0.56%	33.45%	16.65%	11.61%
Seeks capital appreciation	Fidelity® VIP Disciplined Small Cap Portfolio Adviser: Fidelity Management & Research Company LLC	0.36%	20.96%	11.83%	7.49%

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks capital appreciation	Fidelity® VIP Dynamic Capital Appreciation Portfolio Adviser: Fidelity Management & Research Company LLC	0.62%	29.07%	17.21%	11.66%
Seeks capital appreciation	Fidelity® VIP Energy Portfolio Adviser: Fidelity Management & Research Company LLC	0.61%	0.98%	13.63%	2.62%
Seeks reasonable income while also considering the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index	Fidelity® VIP Equity-Income Portfolio Adviser: Fidelity Management & Research Company LLC	0.47%	10.65%	12.30%	8.58%
Seeks capital appreciation	Fidelity® VIP Financials Portfolio† Adviser: Fidelity Management & Research Company LLC	0.63%	14.73%	13.65%	9.40%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2005 Portfolio** Adviser: Fidelity Management & Research Company LLC	0.37%	8.01%	4.52%	3.92%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2010 Portfolio Adviser: Fidelity Management & Research Company LLC	0.40%	9.48%	5.53%	4.56%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2015 Portfolio Adviser: Fidelity Management & Research Company LLC	0.43%	10.95%	6.56%	5.19%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2020 Portfolio Adviser: Fidelity Management & Research Company LLC	0.47%	12.40%	7.47%	5.73%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2025 Portfolio Adviser: Fidelity Management & Research Company LLC	0.49%	13.62%	8.26%	6.20%

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Fidelity® VIP FreedomSM 2030 Portfolio Adviser: Fidelity Management & Research Company LLC	0.52%	14.70%	9.28%	6.85%
Seeks high total return with a secondary objective of principal preservation	Fidelity® VIP Freedom IncomeSM Portfolio Adviser: Fidelity Management & Research Company LLC	0.37%	7.91%	3.94%	3.38%
Seeks high current income and, as a secondary objective, capital appreciation	Fidelity® VIP FundsManager® 20% Portfolio Adviser: Fidelity Management & Research Company LLC	0.55%*	8.15%	3.90%	3.18%
Seeks high total return	Fidelity® VIP FundsManager® 50% Portfolio Adviser: Fidelity Management & Research Company LLC	0.70%*	12.96%	7.52%	5.51%
Seeks high total return	Fidelity® VIP FundsManager® 70% Portfolio Adviser: Fidelity Management & Research Company LLC	0.74%*	15.73%	9.74%	6.89%
Seeks high total return	Fidelity® VIP FundsManager® 85% Portfolio Adviser: Fidelity Management & Research Company LLC	0.78%*	17.68%	11.26%	7.88%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity	Fidelity® VIP Government Money Market Portfolio Adviser: Fidelity Management & Research Company LLC	0.27%	4.89%	1.72%	1.11%
Seeks to achieve capital appreciation	Fidelity® VIP Growth Portfolio Adviser: Fidelity Management & Research Company LLC	0.58%	36.24%	19.64%	14.80%
Seeks high total return through a combination of current income and capital appreciation	Fidelity® VIP Growth & Income Portfolio Adviser: Fidelity Management & Research Company LLC	0.49%	18.72%	14.79%	10.27%
Seeks to provide capital growth	Fidelity® VIP Growth Opportunities Portfolio Adviser: Fidelity Management & Research Company LLC	0.59%	45.65%	19.09%	15.73%
Seeks capital appreciation	Fidelity® VIP Health Care Portfolio Adviser: Fidelity Management & Research Company LLC	0.59%	4.26%	9.75%	10.52%

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks a high level of current income, while also considering growth of capital	Fidelity® VIP High Income Portfolio Adviser: Fidelity Management & Research Company LLC	0.77%	10.48%	3.87%	3.40%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index	Fidelity® VIP Index 500 Portfolio Adviser: Fidelity Management & Research Company LLC Principal Subadviser: Geode Capital Management, LLC	0.10%	26.19%	15.56%	11.92%
Seeks capital appreciation	Fidelity® VIP Industrials Portfolio Adviser: Fidelity Management & Research Company LLC	0.62%	23.25%	13.25%	8.66%
Seeks capital appreciation	Fidelity® VIP International Capital Appreciation Portfolio Adviser: Fidelity Management & Research Company LLC	0.78%	27.50%	11.43%	7.75%
Seeks as high a level of current income as is consistent with the preservation of capital	Fidelity® VIP Investment Grade Bond Portfolio Adviser: Fidelity Management & Research Company LLC	0.38%	6.20%	1.97%	2.33%
Seeks capital appreciation	Fidelity® VIP Materials Portfolio Adviser: Fidelity Management & Research Company LLC	0.64%	7.60%	12.28%	5.82%
Seeks long-term growth of capital	Fidelity® VIP Mid Cap Portfolio Adviser: Fidelity Management & Research Company LLC	0.57%	15.08%	12.45%	8.12%
Seeks long-term growth of capital	Fidelity® VIP Overseas Portfolio Adviser: Fidelity Management & Research Company LLC	0.73%	20.55%	9.99%	4.91%
Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index	Fidelity® VIP Real Estate Portfolio Adviser: Fidelity Management & Research Company LLC	0.60%	11.19%	5.22%	6.04%
Seeks a high level of current income. The fund may also seek capital appreciation	Fidelity® VIP Strategic Income Portfolio Adviser: Fidelity Management & Research Company LLC	0.65%	9.41%	3.73%	3.36%

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 year	10 year
Seeks capital appreciation	Fidelity® VIP Technology Portfolio Adviser: Fidelity Management & Research Company LLC	0.59%	58.32%	26.57%	19.61%
Seeks capital appreciation	Fidelity® VIP Utilities Portfolio Adviser: Fidelity Management & Research Company LLC	0.61%	-1.08%	8.56%	9.14%
Seeks capital appreciation	Fidelity® VIP Value Portfolio Adviser: Fidelity Management & Research Company LLC	0.60%	19.79%	15.98%	9.99%
Seeks capital appreciation	Fidelity® VIP Value Strategies Portfolio Adviser: Fidelity Management & Research Company LLC	0.60%	20.85%	16.93%	9.38%
Seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers	Invesco V.I. Global Core Equity Fund Adviser: Invesco Advisers, Inc. Subadviser: Invesco Canada Ltd.	0.98%*	21.73%	9.35%	5.60%
Seeks long-term capital appreciation	Lazard Retirement Emerging Markets Equity Portfolio Adviser: Lazard Asset Management LLC	1.17%	22.61%	5.26%	2.29%
Seeks high total return by investing primarily in fixed income-securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries	Morgan Stanley Variable Insurance Fund, Inc. (“Morgan Stanley”) Emerging Markets Debt Portfolio Adviser: Morgan Stanley Investment Management Inc.	1.10%*	11.84%	1.43%	2.12%
Seeks long-term capital appreciation by investing primarily in growth- oriented equity securities of issuers in emerging market countries	Morgan Stanley Emerging Markets Equity Portfolio Adviser: Morgan Stanley Investment Management Inc.	1.25%	11.97%	3.41%	1.84%
Seeks total return	Morgan Stanley Global Strategist Portfolio Adviser: Morgan Stanley Investment Management Inc.	0.90%*	14.07%	6.05%	3.93%

* This Fund’s current expenses reflect temporary fee reductions. See the Fund’s prospectus for additional information.

** This Fund is no longer available within the Variable Account.

† Prior to April 28, 2023, the fund was named Fidelity® VIP Financial Services Portfolio

We have filed additional information about the Policy and the Variable Account with the Securities and Exchange Commission in a Statement of Additional Information (“SAI”) dated April 30, 2024. The SAI is incorporated by reference in this prospectus and is available, without charge, upon request. To request the SAI, other information about the Policy, or to make investor inquiries, call us at 1-800-544-2442.

Reports and other information about the Variable Account are available on the Securities and Exchange Commission’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier C000024027

EVUL-PRO-0424

1. 803603.121

Empire Fidelity Lifetime Reserves

Flexible Premium Variable Universal Life Insurance Policy

and

Empire Fidelity Lifetime Reserves

Flexible Premium Survivorship Variable Universal Life Insurance Policy

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2024

This Statement of Additional Information (“SAI”) supplements the information found in the current Prospectus for the variable universal life insurance policy (“Policy”) offered by Empire Fidelity Investments Life Insurance Company® (“EFILI” or the “Company”) through its Empire Fidelity Investments Variable Life Account A (the “Variable Account”). You may obtain a copy of the Prospectus dated April 30, 2024, without charge by calling 1-888-343-5433.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.

EVUL-PTB-0424

1.803606.121

GENERAL INFORMATION AND HISTORY

Empire Fidelity Investments Life Insurance Company (“EFILI”)

EFILI is a stock life insurance company that was established in 1991 and exists in accordance with the laws, rules and regulations of the State of New York. EFILI issues life insurance and annuity products only in the State of New York. EFILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. EFILI is a wholly-owned subsidiary of Fidelity Investments Life Insurance Company. Fidelity Investments Life Insurance Company is a wholly-owned subsidiary of FMR LLC, the parent company of the Fidelity Investments companies. Abigail P. Johnson, certain Johnson family members, and various key employees of FMR LLC own the voting common stock of FMR LLC.

Empire Fidelity Investments Variable Life Account A (“Variable Account”)

The Variable Account is a separate investment account of EFILI established pursuant to New York law on July 15, 1991. It is used to support the variable universal life policy described herein. It is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, (“1940 Act”). It is also a separate account as defined under the federal securities laws.

NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY

Considerations Regarding Cybersecurity

With the increased use of technologies such as the Internet to conduct business, our business, including our variable insurance business, is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting EFILI, the Funds, and any affiliated or unaffiliated vendors or service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our processing of policy transactions (including surrenders, withdrawals, annuity income payments, and insurance proceeds), our ability to calculate Accumulation Unit Values and Annuity Income Unit Values, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While EFILI has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, EFILI cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect its business. A variable insurance product and its Owners, Annuitants, Insureds, and Beneficiaries could be negatively impacted as a result.

SERVICES

McCamish Systems, LLC (in California the company is registered as McCamish Systems, LLC Insurance Administrators), 6425 Powers Ferry Road, 3rd floor, Atlanta, GA, 30339, provides administrative services to EFILI related to Policy application processing, production of Policy documents, administration of Policy transactions, maintenance of Policy files, production of periodic reports, and Variable Account administration.

2

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

The assets of the Variable Account are held by FILI. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Subaccounts. We maintain fidelity bond coverage for the acts of our officers and employees.

UNDERWRITERS

The Policies are distributed through Fidelity Brokerage Services LLC (“FBS”) and Fidelity Insurance Agency, Inc. (“FIA”). FBS is the principal underwriter. FIA is a wholly-owned, direct subsidiary of FMR LLC; and FBS and EFILI are wholly-owned, indirect subsidiaries of FMR LLC. The principal business address of FBS is 900 Salem Street, Smithfield, Rhode Island 02917. The Policies are no longer sold, but were offered to the public on a continuing basis. You may continue to make exchanges among the Subaccounts.

We pay FIA first year sales compensation of not more than 35% of first year premium, up to planned Premium, plus 3% of the excess of first year Premium over planned Premium.

No underwriting commissions have been paid to or retained by the principal underwriter related to sales of contracts of the Registrant (Fidelity Investments Life Account I) for the past three years.

UNDERWRITING A POLICY

The underwriting of a Policy determines: (1) whether the Policy application will be approved or disapproved; and (2) into what Underwriting Class the Insured should be placed. The Underwriting Class is a principal factor in determining the Cost of Insurance Rate. Risk factors that are considered for Underwriting Class determinations include: (a) the Insured’s age; (b) the Insured’s health history and lifestyle; (c) whether the Insured smokes or not. As risk factors are added (i.e., higher age, smoker, poor health history, risky lifestyle) the amount of the premium required for an approved Policy will increase.

EXPERTS

The financial statements of the Company as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023, and the financial statements of each of the subaccounts of Empire Fidelity Investments Variable Life Account A as of December 31, 2023 and for each of the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal business address for PricewaterhouseCoopers LLP is 101 Seaport Boulevard, Boston, Massachusetts 02210.

FINANCIAL STATEMENTS

The financial statements of Empire Fidelity Investments Life Insurance Company included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

3

Empire Fidelity® Investments
Variable Life Account A

Annual Report
December 31, 2023

Empire Fidelity Investments Life Insurance Company®

This report and the financial statements contained herein are submitted for the general information of Empire Fidelity Investments Life Insurance Company variable life owners. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Neither Empire Fidelity Investments Life Insurance Company nor Fidelity Brokerage Services LLC is a bank, and neither the life insurance policies nor mutual fund shares are backed or guaranteed by any bank or insured by the FDIC.

Empire Fidelity Investments Variable Life Account A

Statements of Assets and Liabilities

December 31, 2023

	Subaccounts Investing In:
	VIP – Government Money Market Initial Class	VIP – High Income Initial Class	VIP – Equity Income Initial Class	VIP – Overseas Initial Class	VIP – Investment Grade Bond Initial Class	VIP – Asset Manager Initial Class	VIP – Index 500 Initial Class

Assets:

Investments at market value	$2,744	$3,049	$57,135	$8,997	$18,900	$48,103	$567,469

Receivable from EFILI	—	—	—	1	—	—	—

Total Assets	$2,744	$3,049	$57,135	$8,998	$18,900	$48,103	$567,469

Liabilities:

Payable to EFILI	12	19	9	—	7	6	57

Total net assets	$2,732	$3,030	$57,126	$8,998	$18,893	$48,097	$567,412

Net Assets:

Life contracts	2,732	3,030	57,126	8,998	18,893	48,097	567,412

Total net assets	$2,732	$3,030	$57,126	$8,998	$18,893	$48,097	$567,412

Units Outstanding and Unit Value:

Lifetime Reserves:

Units Outstanding	131	143	331	381	439	645	3,840

Unit Value	$20.87	$21.14	$172.52	$23.59	$43.05	$74.54	$147.76

	Subaccounts Investing In:
	VIP – Asset Manager Growth Initial Class	VIP – Contrafund Initial Class	VIP – Balanced Initial Class	VIP – Dynamic Capital Appreciation Initial Class	VIP – Mid Cap Initial Class	VIP – Technology Initial Class	VIP – Energy Initial Class

Assets:

Investments at market value	$56,279	$188,767	$53,642	$25	$1,697	$48,161	$2,455

Receivable from EFILI	—	—	—	—	—	—	—

Total Assets	$56,279	$188,767	$53,642	$25	$1,697	$48,161	$2,455

Liabilities:

Payable to EFILI	6	710	20	25	385	2	154

Total net assets	$56,273	$188,057	$53,622	$—	$1,312	$48,159	$2,301

Net Assets:

Life contracts	56,273	188,057	53,622	—	1,312	48,159	2,301

Total net assets	$56,273	$188,057	$53,622	$—	$1,312	$48,159	$2,301

Units Outstanding and Unit Value:

Lifetime Reserves:

Units Outstanding	1,018	1,065	1,002	—	19	461	66

Unit Value	$55.29	$176.62	$53.52	$55.36	$69.08	$104.46	$34.88

See accompanying notes which are an integral part of the financial statements.

3	Annual Report

Empire Fidelity Investments Variable Life Account A

Statements of Assets and Liabilities - continued

December 31, 2023

			Subaccounts Investing In:
			VIP – Health Care Initial Class	VIP – Financials Initial Class	VIP – Industrials Initial Class	VIP – Consumer Discretionary Initial Class	VIP – Real Estate Initial Class	VIP – Strategic Income Initial Class	VIP – Value Initial Class

Assets:

Investments at market value			$3	$8,877	$40	$2	$60,986	$204	$14,193

Receivable from EFILI			—	—	—	—	—	—	—

Total Assets			$3	$8,877	$40	$2	$60,986	$204	$14,193

Liabilities:

Payable to EFILI			3	88	40	2	308	204	232

Total net assets			$—	$8,789	$—	$—	$60,678	$—	$13,961

Net Assets:

Life contracts			—	8,789	—	—	60,678	—	13,961

Total net assets			$—	$8,789	$—	$—	$60,678	$—	$13,961

Units Outstanding and Unit Value:

Lifetime Reserves:

Units Outstanding			—	351	—	—	2,398	—	369

Unit Value			$68.67	$25.07	$69.92	$54.02	$25.31	$19.92	$37.84

	Subaccounts Investing In:
	VIP – Freedom 2030 Initial Class	VIP – Disciplined Small Cap Initial Class	VIP – FundsManager 50% Investor Class	VIP – FundsManager 70% Investor Class	VIP – FundsManager 85% Investor Class	VIP – Materials Initial Class	VIP – Communication Services Initial Class	VIF – Emerging Markets Equity Portfolio - Class I	VIF – Emerging Markets Debt Portfolio - Class I

Assets:

Investments at market value	$1	$12,611	$39,891	$39,809	$36,586	$3	$—	$26	$2

Receivable from EFILI	—	—	—	—	—	—	—	—	—

Total Assets	$1	$12,611	$39,891	$39,809	$36,586	$3	$—	$26	$2

Liabilities:

Payable to EFILI	1	19	5	2	8	3	—	—	2

Total net assets	$—	$12,592	$39,886	$39,807	$36,578	$—	$—	$—	$—

Net Assets:

Life contracts	—	12,592	39,886	39,807	36,578	—	—	26	—

Total net assets	$—	$12,592	$39,886	$39,807	$36,578	$—	$—	$26	$—

Units Outstanding and Unit Value:

Lifetime Reserves:

Units Outstanding	—	446	1,888	1,636	1,379	—	—	2	—

Unit Value	$28.79	$28.25	$21.12	$24.32	$26.53	$27.88	$28.07	$28.95	$32.32

See accompanying notes which are an integral part of the financial statements.

4	Annual Report

Empire Fidelity Investments Variable Life Account A

Statements of Operations

For the year ended December 31, 2023

	Subaccounts Investing In:
	VIP – Government Money Market Initial Class	VIP – High Income Initial Class	VIP – Equity-Income Initial Class	VIP – Overseas Initial Class	VIP – Investment Grade Bond Initial Class	VIP – Asset Manager Initial Class

Income:
Dividends	$136	$167	$1,050	$88	$480	$1,084

Expenses:
Mortality and expense risk charges	29	30	537	84	185	458

Net investment income (loss)	107	137	513	4	295	626

Realized and unrealized gain (loss) on investments:

Realized gain (loss) on sale of fund shares	—	(13)	130	33	(21)	113

Realized gain distributions	—	—	1,577	22	—	486

Net realized gain (loss) on investments	—	(13)	1,707	55	(21)	599

Unrealized appreciation (depreciation)	—	143	2,765	1,388	647	3,896

Net increase (decrease) in net assets from operations	$107	$267	$4,985	$1,447	$921	$5,121

	Subaccounts Investing In:
	VIP – Index 500 Initial Class	VIP – Asset Manager Growth Initial Class	VIP – Contrafund Initial Class	VIP – Balanced Initial Class	VIP – Dynamic Capital Appreciation Initial Class	VIP – Mid Cap Initial Class

Income:
Dividends	$7,613	$965	$839	$854	$—	$11

Expenses:
Mortality and expense risk charges	5,142	529	1,674	494	—	16

Net investment income (loss)	2,471	436	(835)	360	—	(5)

Realized and unrealized gain (loss) on investments:

Realized gain (loss) on sale of fund shares	9,305	471	1,146	100	—	(2)

Realized gain distributions	4,626	—	5,993	1,730	—	44

Net realized gain (loss) on investments	13,931	471	7,139	1,830	—	42

Unrealized appreciation (depreciation)	98,028	6,577	39,789	6,859	1	183

Net increase (decrease) in net assets from operations	$114,430	$7,484	$46,093	$9,049	$1	$220

	Subaccounts Investing In:
	VIP – Technology Initial Class	VIP – Energy Initial Class	VIP – Health Care Initial Class	VIP – Financials Initial Class	VIP – Industrials Initial Class	VIP – Consumer Discretionary Initial Class

Income:
Dividends	$52	$67	$—	$224	$—	$—

Expenses:
Mortality and expense risk charges	413	25	—	84	—	—

Net investment income (loss)	(361)	42	—	140	—	—

Realized and unrealized gain (loss) on investments:

Realized gain (loss) on sale of fund shares	64	(10)	—	22	—	—

Realized gain distributions	1,138	—	—	392	—	—

Net realized gain (loss) on investments	1,202	(10)	—	414	—	—

Unrealized appreciation (depreciation)	16,620	(35)	2	499	58	10

Net increase (decrease) in net assets from operations	$17,461	$(3)	$2	$1,053	$58	$10

See accompanying notes which are an integral part of the financial statements.

5	Annual Report

Empire Fidelity Investments Variable Life Account A

Statements of Operations - continued

For the year ended December 31, 2023

	Subaccounts Investing In:
	VIP – Real Estate Initial Class	VIP – Strategic Income Initial Class	VIP – Value Initial Class	VIP – Freedom 2030 Initial Class	VIP – Disciplined Small Cap Initial Class	VIP – FundsManager 50% Investor Class	VIP – FundsManager 70% Investor Class

Income:
Dividends	$1,400	$9	$164	$—	$120	$985	$759

Expenses:
Mortality and expense risk charges	572	3	128	—	114	384	372

Net investment income (loss)	828	6	36	—	6	601	387

Realized and unrealized gain (loss) on investments:

Realized gain (loss) on sale of fund shares	1,301	—	52	—	18	69	23

Realized gain distributions	2,388	—	472	—	—	—	—

Net realized gain (loss) on investments	3,689	—	524	—	18	69	23

Unrealized appreciation (depreciation)	1,098	8	1,661	—	2,061	3,613	4,654

Net increase (decrease) in net assets from operations	$5,615	$14	$2,221	$—	$2,085	$4,283	$5,064

			Subaccounts Investing In:
			VIP – FundsManager 85% Investor Class	VIP – Materials Initial Class	VIP – Communication Services Initial Class	VIF – Emerging Markets Equity Portfolio - Class I	VIF – Emerging Markets Debt Portfolio - Class I

Income:
Dividends			$547	$—	$—	$—	$—

Expenses:
Mortality and expense risk charges			343	—	—	—	—

Net investment income (loss)			204	—	—	—	—

Realized and unrealized gain (loss) on investments:

Realized gain (loss) on sale of fund shares			(7)	—	—	—	—

Realized gain distributions			—	—	—	—	—

Net realized gain (loss) on investments			(7)	—	—	—	—

Unrealized appreciation (depreciation)			5,033	—	—	—	1

Net increase (decrease) in net assets from operations			$5,230	$—	$—	$—	$1

See accompanying notes which are an integral part of the financial statements.

6	Annual Report

Empire Fidelity Investments Variable Life Account A

Statements of Changes in Net Assets

For the years ended December 31, 2023 and 2022

	Subaccounts Investing In:

	VIP – Government Money Market Initial Class		VIP – High Income Initial Class		VIP – Equity-Income Initial Class		VIP – Overseas Initial Class

	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Operations:
Net investment income (loss)	$107	$12	$137	$128	$513	$480	$4	$5
Net realized gain (loss) on investments	—	—	(13)	(23)	1,707	1,899	55	99
Unrealized appreciation (depreciation)	—	—	143	(544)	2,765	(5,695)	1,388	(2,687)

Net increase (decrease) in net assets from operations	107	12	267	(439)	4,985	(3,316)	1,447	(2,583)

Contract Transactions:
Payments received from contractholders	—	—	—	—	—	—	—	—
Transfers between subaccounts, net	—	—	—	—	—	—	—	—
Contract terminations	—	—	—	—	—	—	—	—
Contract maintenance charges	(22)	(22)	(19)	(18)	(24)	(25)	(8)	(8)
Contract benefits	—	—	—	—	—	—	—	—
Cost of insurance	(306)	(265)	(192)	(171)	(230)	(224)	(90)	(82)
Other transfers (to) from EFILI, net	—	1	—	5	(2)	8	17	(17)

Net increase (decrease) in net assets from contract transactions	(328)	(286)	(211)	(184)	(256)	(241)	(81)	(107)

Total increase (decrease) in net assets	(221)	(274)	56	(623)	4,729	(3,557)	1,366	(2,690)

Net Assets:
Beginning of year	2,953	3,227	2,974	3,597	52,397	55,954	7,632	10,323

End of year	$2,732	$2,953	$3,030	$2,974	$57,126	$52,397	$8,998	$7,633

	Subaccounts Investing In:

	VIP – Investment Grade Bond Initial Class		VIP – Asset Manager Initial Class		VIP – Index 500 Initial Class		VIP – Asset Manager Growth Initial Class

	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Operations:
Net investment income (loss)	$295	$242	$626	$499	$2,471	$1,873	$436	$438
Net realized gain (loss) on investments	(21)	968	599	3,195	13,931	9,561	471	3,783
Unrealized appreciation (depreciation)	647	(4,209)	3,896	(11,943)	98,028	(89,992)	6,577	(14,981)

Net increase (decrease) in net assets from operations	921	(2,999)	5,121	(8,249)	114,430	(78,558)	7,484	(10,760)

Contract Transactions:
Payments received from contractholders	—	—	—	—	—	93,840	—	—
Transfers between subaccounts, net	—	—	—	—	—	75,419	—	—
Contract terminations	—	—	—	—	—	—	—	—
Contract maintenance charges	(8)	(9)	(10)	(10)	(109)	(95)	(11)	(12)
Contract benefits	—	—	—	—	—	—	—	—
Cost of insurance	(358)	(445)	(609)	(567)	(7,493)	(6,091)	(704)	(646)
Other transfers (to) from EFILI, net	8	5	(6)	(6)	(331)	192	(8)	(2)

Net increase (decrease) in net assets from contract transactions	(358)	(449)	(625)	(583)	(7,933)	163,265	(723)	(660)

Total increase (decrease) in net assets	563	(3,448)	4,496	(8,832)	106,497	84,707	6,761	(11,420)

Net Assets:
Beginning of year	18,330	21,778	43,601	52,433	460,915	376,208	49,512	60,932

End of year	$18,893	$18,330	$48,097	$43,601	$567,412	$460,915	$56,273	$49,512

See accompanying notes which are an integral part of the financial statements.

7	Annual Report

Empire Fidelity Investments Variable Life Account A

Statements of Changes in Net Assets - continued

For the years ended December 31, 2023 and 2022

	Subaccounts Investing In:

	VIP – Contrafund Initial Class		VIP – Balanced Initial Class		VIP – Dynamic Capital Appreciation Initial Class		VIP – Mid Cap Initial Class

	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Operations:
Net investment income (loss)	$(835)	$(780)	$360	$43	$—	$—	$(5)	$(5)
Net realized gain (loss) on investments	7,139	8,651	1,830	72,428	—	—	42	109
Unrealized appreciation (depreciation)	39,789	(61,718)	6,859	(100,536)	1	(1)	183	(433)

Net increase (decrease) in net assets from operations	46,093	(53,847)	9,049	(28,065)	1	(1)	220	(329)

Contract Transactions:
Payments received from contractholders	—	—	—	—	—	—	—	—
Transfers between subaccounts, net	—	—	—	(150,839)	—	—	—	—
Contract terminations	—	—	—	—	—	—	—	—
Contract maintenance charges	(55)	(54)	(23)	(40)	—	—	(10)	(10)
Contract benefits	—	—	—	—	—	—	—	—
Cost of insurance	(1,494)	(1,325)	(179)	(219)	—	—	(138)	(119)
Other transfers (to) from EFILI, net	(155)	201	23	(11)	(1)	1	(52)	70

Net increase (decrease) in net assets from contract transactions	(1,704)	(1,178)	(179)	(151,109)	(1)	1	(200)	(59)

Total increase (decrease) in net assets	44,389	(55,025)	8,870	(179,174)	—	—	20	(389)

Net Assets:
Beginning of year	143,668	198,693	44,752	223,926	—	—	1,292	1,680

End of year	$188,057	$143,668	$53,622	$44,752	$—	$—	$1,312	$1,292

	Subaccounts Investing In:

	VIP – Technology Initial Class		VIP – Energy Initial Class		VIP – Health Care Initial Class		VIP – Financials Initial Class

	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Operations:
Net investment income (loss)	$(361)	$(234)	$42	$34	$—	$3	$140	$89
Net realized gain (loss) on investments	1,202	(30)	(10)	(3)	—	—	414	482
Unrealized appreciation (depreciation)	16,620	(6,629)	(35)	991	2	(10)	499	(1,567)

Net increase (decrease) in net assets from operations	17,461	(6,893)	(3)	1,022	2	(7)	1,053	(996)

Contract Transactions:
Payments received from contractholders	—	—	—	—	—	—	—	—
Transfers between subaccounts, net	—	37,710	—	—	—	—	—	—
Contract terminations	—	—	—	—	—	—	—	—
Contract maintenance charges	(13)	(8)	(15)	(13)	—	—	(86)	(86)
Contract benefits	—	—	—	—	—	—	—	—
Cost of insurance	(60)	(28)	(145)	(115)	—	—	(1,019)	(934)
Other transfers (to) from EFILI, net	(8)	(2)	2	(45)	(2)	7	(6)	13

Net increase (decrease) in net assets from contract transactions	(81)	37,672	(158)	(173)	(2)	7	(1,111)	(1,007)

Total increase (decrease) in net assets	17,380	30,779	(161)	849	—	—	(58)	(2,003)

Net Assets:
Beginning of year	30,779	—	2,462	1,613	—	—	8,847	10,850

End of year	$48,159	$30,779	$2,301	$2,462	$—	$—	$8,789	$8,847

See accompanying notes which are an integral part of the financial statements.

8	Annual Report

Empire Fidelity Investments Variable Life Account A

Statements of Changes in Net Assets - continued

For the years ended December 31, 2023 and 2022

			Subaccounts Investing In:

			VIP – Industrials Initial Class		VIP – Consumer Discretionary Initial Class		VIP – Real Estate Initial Class		VIP – Strategic Income Initial Class

			12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Operations:
Net investment income (loss)			$—	$34	$—	$3	$828	$199	$6	$4
Net realized gain (loss) on investments			—	4	—	—	3,689	3,712	—	—
Unrealized appreciation (depreciation)			58	(71)	10	(15)	1,098	(26,564)	8	(30)

Net increase (decrease) in net assets from operations			58	(33)	10	(12)	5,615	(22,653)	14	(26)

Contract Transactions:
Payments received from contractholders			—	—	—	—	—	—	—	—
Transfers between subaccounts, net			—	—	—	—	—	—	—	—
Contract terminations			—	—	—	—	—	—	—	—
Contract maintenance charges			—	—	—	—	(32)	(38)	—	—
Contract benefits			—	—	—	—	—	—	—	—
Cost of insurance			—	—	—	—	(1,199)	(1,553)	—	—
Other transfers (to) from EFILI, net			(58)	33	(10)	12	(26)	110	(14)	26

Net increase (decrease) in net assets from contract transactions			(58)	33	(10)	12	(1,257)	(1,481)	(14)	26

Total increase (decrease) in net assets			—	—	—	—	4,358	(24,134)	—	—

Net Assets:
Beginning of year			—	—	—	—	56,320	80,454	—	—

End of year			$—	$—	$—	$—	$60,678	$56,320	$—	$—

	Subaccounts Investing In:

	VIP – Value Initial Class		VIP – Freedom 2030 Initial Class		VIP – Disciplined Small Cap Initial Class		VIP – FundsManager 50% Investor Class		VIP – FundsManager 70% Investor Class

	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Operations:
Net investment income (loss)	$36	$36	$—	$—	$6	$(18)	$601	$386	$387	$254
Net realized gain (loss) on investments	524	473	—	—	18	2,106	69	6,728	23	(22)
Unrealized appreciation (depreciation)	1,661	(1,160)	—	—	2,061	(4,597)	3,613	(13,704)	4,654	(3,104)

Net increase (decrease) in net assets from operations	2,221	(651)	—	—	2,085	(2,509)	4,283	(6,590)	5,064	(2,872)

Contract Transactions:
Payments received from contractholders	—	—	—	—	—	—	—	—	—	—
Transfers between subaccounts, net	—	—	—	—	—	—	—	—	—	37,710
Contract terminations	—	—	—	—	—	—	—	—	—	—
Contract maintenance charges	(13)	(13)	—	—	(12)	(12)	(60)	(60)	(12)	(8)
Contract benefits	—	—	—	—	—	—	—	—	—	—
Cost of insurance	(136)	(124)	—	—	(122)	(115)	(1,362)	(1,192)	(54)	(29)
Other transfers (to) from EFILI, net	(24)	11	—	—	—	(16)	7	(1)	5	3

Net increase (decrease) in net assets from contract transactions	(173)	(126)	—	—	(134)	(143)	(1,415)	(1,253)	(61)	37,676

Total increase (decrease) in net assets	2,048	(777)	—	—	1,951	(2,652)	2,868	(7,843)	5,003	34,804

Net Assets:
Beginning of year	11,913	12,690	—	—	10,641	13,293	37,018	44,861	34,804	—

End of year	$13,961	$11,913	$—	$—	$12,592	$10,641	$39,886	$37,018	$39,807	$34,804

See accompanying notes which are an integral part of the financial statements.

9	Annual Report

Empire Fidelity Investments Variable Life Account A

Statements of Changes in Net Assets - continued

For the years ended December 31, 2023 and 2022

	Subaccounts Investing In:

	VIP – FundsManager 85% Investor Class		VIP – Materials Initial Class		VIP – Communication Services Initial Class		VIF – Emerging Markets Equity Portfolio - Class I		VIF – Emerging Markets Debt Portfolio - Class I

	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Operations:
Net investment income (loss)	$204	$33	$—	$—	$—	$—	$—	$(2)	$—	$—
Net realized gain (loss) on investments	(7)	7,105	—	—	—	—	—	2	—	—
Unrealized appreciation (depreciation)	5,033	(14,063)	—	—	—	2	—	(1)	1	(11)

Net increase (decrease) in net assets from operations	5,230	(6,925)	—	—	—	2	—	(1)	1	(11)

Contract Transactions:
Payments received from contractholders	1,544	6,431	—	—	—	—	—	—	—	—
Transfers between subaccounts, net	—	—	—	—	—	—	—	—	—	—
Contract terminations	—	—	—	—	—	—	—	—	—	—
Contract maintenance charges	(120)	(175)	—	—	—	—	—	—	—	—
Contract benefits	—	—	—	—	—	—	—	—	—	—
Cost of insurance	(2,079)	(2,430)	—	—	—	—	—	—	—	—
Other transfers (to) from EFILI, net	(95)	(107)	—	—	—	(2)	—	1	(1)	11

Net increase (decrease) in net assets from contract transactions	(750)	3,719	—	—	—	(2)	—	—	(1)	11

Total increase (decrease) in net assets	4,480	(3,206)	—	—	—	—	—	—	—	—

Net Assets:
Beginning of year	32,098	35,304	—	—	—	—	—	—	—	—

End of year	$36,578	$32,098	$—	$—	$—	$—	$—	$—	$—	$—

See accompanying notes which are an integral part of the financial statements.

10	Annual Report

Notes to Financial Statements

Empire Fidelity Investments Variable Life Account A

1. Organization

Empire Fidelity Investments Variable Life Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by Empire Fidelity Investments Life Insurance Company (“EFILI”) on July 15, 2002 and exists in accordance with the regulations of the New York State Department of Financial Services (“Insurance Department”). EFILI is a wholly-owned subsidiary of Fidelity Investments Life Insurance Company (“FILI”) which is a wholly-owned subsidiary of FMR LLC. The Account is a funding vehicle for individual Lifetime Reserves (“LR”) Variable Universal Life insurance contracts. Effective April 1, 2008, LR was closed to new business. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of EFILI. The Account cannot be charged with liabilities arising out of any other business of EFILI.

Each subaccount invests exclusively in one of the Funds (“Underlying Funds”) that are part of the following fund groups:

Fund Groups

Fidelity Variable Insurance Product Funds (Investor Class) (“VIP – Investor Class”)

Fidelity Variable Insurance Product Funds (Initial Class) (“VIP – Initial Class”)

Morgan Stanley Variable Insurance Funds, Inc. (Class I) (“VIF”)

Morgan Stanley Variable Insurance Funds, Inc. (Class II) (“VIF”) (“VIF – Class II”)

Lazard Retirement Series, Inc. (Investor Class) (“Lazard”)

Invesco Advisers, Inc. (Series I) (“Invesco”)

During 2023, the following underlying funds were renamed:

Old Name	New Name
VIP Financial Services Initial Class	VIP - Financials Initial Class

Thirty-three subaccounts had no contract owner activity during the year and no balance as of December 31, 2023.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification (“the Codification”) as the source of authoritative GAAP. All guidance contained in the Codification carries an equal level of authority.

Investments

Investments are made by the subaccounts in their corresponding mutual fund portfolios and are valued at the reported net asset values of such portfolios. Investment transactions are recorded on the trade date. Income from dividends and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses include gains and losses on the sales of investments (computed on the basis of the identified cost of the investment sold) and capital gain distributions from the mutual funds.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of EFILI, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “Code”).

Under the current provisions of the Code, EFILI does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. EFILI will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the Code. EFILI believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Receivable from/Payable to EFILI

Receivable from/payable to EFILI represents adjustments for contract guarantees which are the responsibility of EFILI.

11	Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

2. Significant Accounting Policies - continued

Contract Transactions

Other transfers (to) from EFILI, net, as reported in the Statement of Changes in Net Assets, represents miscellaneous contract transfers.

Fair Value Measurements

The Financial Accounting Standards Board issued guidance on fair value measurements that establishes a framework for measuring fair value under U.S. GAAP and disclosures about fair value measurements. The definition of fair value focuses on the price that would be received to sell the asset or paid to transfer the liability regardless of whether an observable market price existed (an exit price). In addition, the guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (“Level 1, 2, and 3”).

The Account carries investments which are made by the subaccounts in their corresponding mutual funds at fair value in the financial statements. The mutual funds are valued at the reported net asset values of such portfolios. The Account categorized the financial assets carried at fair value in the Statement of Assets and Liabilities based upon the guidance’s three-level valuation hierarchy. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. The assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

•	Level 1 – Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market (e.g., active exchange-traded equities).

•

Level 2 – Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•

Level 3 – Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect judgments about the assumptions that a market participant would use in pricing the asset or liability, and are based on the best available information, some of which is internally developed.

All subaccounts are invested in mutual funds whose value is based on the underlying net asset value of those funds. Open ended mutual funds in the subaccounts produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as Level 1. There were no transfers between Level 1 and Level 2 during 2023 or 2022. The Account had no Level 3 activity during 2023 or 2022.

3. Expenses and Related Party Transactions

EFILI deducts a daily charge for the assumption of mortality and expense risks, through a reduction in unit values, from the net assets of the Account equivalent to an effective annual rate of 1.0% for LR contracts for years one through twenty, 0.40% thereafter. LR policy-holders are charged $5 per month for maintenance costs. In addition, the cost of providing insurance protection, including optional riders, is deducted monthly through a redemption of units. The maintenance charge and the cost of insurance are recorded as contract transactions in the accompanying Statement of Changes in Net Assets.

The disclosures above include charges currently assessed to the policyholder. There are certain other additional charges, such as exchange charges and other taxes which may be assessed in accordance with the terms of the contract in future periods.

The contracts are distributed through Fidelity Brokerage Services LLC (“FBS”) and Fidelity Insurance Agency, Inc. (“FIA”), both of which are subsidiaries of FMR LLC. FBS and FIA are the distributors and FBS is the principal underwriter of the contracts. Fidelity Investments Institutional Operations Company LLC, a subsidiary of FMR LLC, is the transfer and shareholder servicing agent for the VIP portfolios.

Management fees are paid by certain funds to Fidelity Management & Research Company, a subsidiary of FMR LLC, in its capacity as advisor to the VIP mutual fund portfolios. The total management fees, as a percentage of a fund’s average net assets, for the year ended December 31, 2023 were .045% to .930% depending on the fund.

12	Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

4. Investments

Purchases and Sales

The following table shows aggregate cost of shares purchased and proceeds from sales of each portfolio for the year ended December 31, 2023:

Fund Name	Purchases	Sales

VIP - Government Money Market Initial Class	$136	$357

VIP - High Income Initial Class	167	241

VIP - Equity Income Initial Class	2,627	788

VIP - Overseas Initial Class	111	182

VIP - Investment Grade Bond Initial Class	480	552

VIP - Asset Manager Initial Class	1,570	1,077

VIP - Index 500 Initial Class	12,240	12,739

VIP - Asset Manager Growth Initial Class	965	1,245

VIP - Contrafund Initial Class	6,831	3,219

VIP - Balanced Initial Class	2,584	694

VIP - Dynamic Capital Appreciation Initial Class	—	—

VIP - Mid Cap Initial Class	53	152

VIP - Technology Initial Class	1,190	484

VIP - Energy Initial Class	67	172

VIP - Health Care Initial Class	—	—

VIP - Financials Initial Class	617	1,193

VIP - Industrials Initial Class	—	—

VIP - Consumer Discretionary Initial Class	—	—

VIP - Real Estate Initial Class	3,788	1,809

VIP - Strategic Income Initial Class	9	—

VIP - Value Initial Class	638	275

VIP - Freedom 2030 Initial Class	—	—

VIP - Disciplined Small Cap Initial Class	120	247

VIP - FundsManager 50% Investor Class	985	1,809

VIP - FundsManager 70% Investor Class	759	437

VIP - FundsManager 85% Investor Class	1,694	2,236

VIP - Materials Initial Class	—	—

VIP - Communication Services Initial Class	—	—

VIF - Emerging Markets Equity Portfolio - Class I	—	—

VIF - Emerging Markets Equity Debt Portfolio - Class I	—	—

Shares, Aggregate Cost and Net Asset Value

The following table shows the number of shares owned, aggregate cost, and net asset value per share of each portfolio at December 31, 2023:

Fund Name	Number of Shares	Aggregate Cost	Net Asset Value per Share

VIP - Government Money Market Initial Class	2,744	$2,744	$1.00

VIP - High Income Initial Class	663	3,990	4.60

VIP - Equity Income Initial Class	2,299	57,530	24.85

VIP - Overseas Initial Class	348	7,662	25.82

VIP - Investment Grade Bond Initial Class	1,692	21,838	11.17

VIP - Asset Manager Initial Class	3,076	47,340	15.64

VIP - Index 500 Initial Class	1,229	338,290	461.79

VIP - Asset Manager Growth Initial Class	2,629	44,420	21.41

VIP - Contrafund Initial Class	3,882	140,928	48.63

VIP - Balanced Initial Class	2,403	50,945	22.32

VIP - Dynamic Capital Appreciation Initial Class	2	18	16.77

VIP - Mid Cap Initial Class	47	1,743	36.44

VIP - Technology Initial Class	1,500	38,172	32.11

13	Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

4. Investments - continued

Shares, Aggregate Cost and Net Asset Value - continued

Fund Name	Number of Shares	Aggregate Cost	Net Asset Value per Share

VIP - Energy Initial Class	99	$2,750	$24.73

VIP - Health Care Initial Class	—	3	34.27

VIP - Financials Initial Class	591	8,583	15.02

VIP - Industrials Initial Class	2	37	22.40

VIP - Consumer Discretionary Initial Class	—	1	33.40

VIP - Real Estate Initial Class	3,535	51,679	17.25

VIP - Strategic Income Initial Class	19	231	10.48

VIP - Value Initial Class	743	12,165	19.11

VIP - Freedom 2030 Initial Class	—	—	15.36

VIP - Disciplined Small Cap Initial Class	774	11,718	16.30

VIP - FundsManager 50% Investor Class	3,508	39,478	11.37

VIP - FundsManager 70% Investor Class	3,268	38,257	12.18

VIP - FundsManager 85% Investor Class	3,006	39,037	12.17

VIP - Materials Initial Class	—	—	17.20

VIP - Communication Services Initial Class	—	2	17.88

VIF - Emerging Markets Equity Portfolio - Class I	2	5	12.90

VIF - Emerging Markets Debt Portfolio - Class I	—	19	5.50

5. Changes in Units Outstanding–

The change in units outstanding for the years ended December 31, 2023 and 2022 were as follows:

Lifetime Reserves

	VIP - Government
	Money Market		VIP - High Income		VIP - Equity Income		VIP - Overseas
	Initial Class		Initial Class		Initial Class		Initial Class

	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22

Units Issued	574	—	—	—	—	—	—	—

Units Redeemed	(591)	(14)	(11)	(9)	(2)	(3)	(5)	(4)

Net Increase/(Decrease)	(17)	(14)	(11)	(9)	(2)	(3)	(5)	(4)

	VIP -						VIP - Asset Manager
	Investment Grade Bond		VIP - Asset Manager		VIP - Index 500		Growth
	Initial Class		Initial Class		Initial Class		Initial Class

	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22

Units Issued	—	—	—	—	—	1,371	—	—

Units Redeemed	(9)	(11)	(9)	(9)	(57)	(50)	(14)	(13)

Net Increase/(Decrease)	(9)	(11)	(9)	(9)	(57)	1,321	(14)	(13)

					VIP - Dynamic
	VIP - Contrafund		VIP - Balanced		Capital Appreciation		VIP - Mid Cap
	Initial Class		Initial Class		Initial Class		Initial Class

	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22

Units Issued	—	—	—	—	—	—	—	—

Units Redeemed	(10)	(11)	(4)	(3,084)	—	—	(2)	(2)

Net Increase/(Decrease)	(10)	(11)	(4)	(3,084)	—	—	(2)	(2)

14	Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

5. Changes in Units Outstanding– - continued

Lifetime Reserves - continued

			VIP - Technology		VIP - Energy		VIP - Health Care		VIP - Financials
			Initial Class		Initial Class		Initial Class		Initial Class

			12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22

Units Issued			—	462	—	—	—	—	—	—

Units Redeemed			(1)	—	(5)	(3)	—	—	(50)	(45)

Net Increase/(Decrease)			(1)	462	(5)	(3)	—	—	(50)	(45)

			VIP - Consumer				VIP - Strategic
	VIP - Industrials		Discretionary		VIP - Real Estate		Income		VIP - Value
	Initial Class		Initial Class		Initial Class		Initial Class		Initial Class

	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22

Units Issued	—	—	—	—	—	—	—	—	—	—

Units Redeemed	—	—	—	—	(52)	(62)	—	—	(4)	(3)

Net Increase/(Decrease)	—	—	—	—	(52)	(62)	—	—	(4)	(3)

			VIP -		VIP -		VIP -		VIP -
			Freedom 2030		Disciplined Small Cap		FundsManager 50%		FundsManager 70%
			Initial Class		Initial Class		Investor Class		Investor Class

			12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22

Units Issued			—	—	—	—	—	—	—	1,641

Units Redeemed			—	—	(5)	(5)	(72)	(63)	(3)	(2)

Net Increase/(Decrease)			—	—	(5)	(5)	(72)	(63)	(3)	1,639

	VIP -		VIP -		VIP -		VIF -		VIF -
	FundsManager 85% Investor		Materials Initial		Communication Services		Emerging Markets Equity Portfolio -		Emerging Markets Debt Portfolio -
	Class		Class		Initial Class		Class I		Class I

	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22

Units Issued	63	251	—	—	—	—	—	—	—	—

Units Redeemed	(94)	(113)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	(31)	138	—	—	—	—	—	—	—	—

6. Unit Values

A summary of unit values and units outstanding, the expense ratios, excluding expenses of the underlying funds, the investment income ratio, and total return for each of the five years ended December 31:

		Unit value		Expense ratio (1)		Total Return (3)
	Units	LR	Net assets	LR	Investment income ratio (2)	LR
VIP - Government Money Market Initial Class
2023	131	$20.87	$2,732	1.00%	4.78%	3.85%
2022	147	$20.10	$2,953	1.00%	1.39%	0.43%
2021	161	$20.01	$3,227	1.00%	—	(0.99%)
2020	174	$20.21	$3,514	1.00%	0.33%	(0.69%)
2019	187	$20.35	$3,800	1.00%	2.03%	1.00%
VIP - High Income Initial Class
2023	143	$21.14	$3,030	1.00%	5.59%	9.38%
2022	154	$19.32	$2,974	1.00%	5.01%	(12.26%)
2021	163	$22.02	$3,597	1.00%	5.29%	3.37%
2020	172	$21.31	$3,662	1.00%	5.00%	1.72%
2019	181	$20.95	$3,789	1.00%	5.17%	13.96%

15	Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

6. Unit Values - continued

		Unit value		Expense ratio (1)		Total Return (3)
	Units	LR	Net assets	LR	Investment income ratio (2)	LR
VIP - Equity Income Initial Class
2023	331	$172.52	$57,126	1.00%	1.96%	9.54%
2022	333	$157.48	$52,397	1.00%	1.92%	(5.91%)
2021	334	$167.37	$55,954	1.00%	1.92%	23.65%
2020	336	$135.36	$45,418	1.00%	1.84%	5.62%
2019	337	$128.15	$43,241	1.00%	2.03%	26.17%
VIP - Overseas Initial Class
2023	381	$23.59	$8,998	1.00%	1.06%	19.30%
2022	386	$16.05	$7,632	1.00%	1.07%	(25.24%)
2021	390	$26.45	$10,323	1.00%	0.52%	18.50%
2020	375	$22.32	$8,376	1.00%	0.46%	14.46%
2019	356	$19.50	$6,938	1.00%	1.76%	26.49%
VIP - Investment Grade Bond Initial Class
2023	439	$43.05	$18,893	1.00%	2.60%	5.14%
2022	448	$40.95	$18,330	1.00%	2.25%	(13.83%)
2021	458	$47.52	$21,778	1.00%	2.11%	(1.60%)
2020	1,225	$48.29	$59,149	1.00%	2.20%	8.30%
2019	1,248	$44.59	$55,657	1.00%	3.04%	8.57%
VIP - Asset Manager Initial Class
2023	645	$74.54	$48,097	1.00%	2.38%	11.82%
2022	654	$66.66	$43,601	1.00%	2.09%	(15.79%)
2021	662	$79.16	$52,433	1.00%	1.64%	8.82%
2020	669	$72.74	$48,652	1.00%	1.53%	13.72%
2019	676	$63.97	$43,259	1.00%	1.81%	17.07%
VIP - Index 500 Initial Class
2023	3,840	$147.76	$567,412	1.00%	1.49%	24.94%
2022	3,897	$118.27	$460,915	1.00%	1.51%	(19.03%)
2021	2,576	$146.07	$376,208	1.00%	1.27%	27.29%
2020	2,612	$114.75	$299,678	1.00%	1.78%	17.05%
2019	2,651	$98.03	$259,926	1.00%	1.93%	30.04%
VIP - Asset Manager Growth Initial Class
2023	1,018	$55.29	$56,273	1.00%	1.83%	15.21%
2022	1,032	$48.00	$49,512	1.00%	1.84%	(17.71%)
2021	1,045	$58.32	$60,932	1.00%	1.43%	12.82%
2020	1,055	$51.70	$54,533	1.00%	1.15%	16.09%
2019	1,067	$44.53	$47,498	1.00%	1.59%	21.60%
VIP - Contrafund Initial Class
2023	1,065	$176.62	$188,057	1.00%	0.50%	32.12%
2022	1,075	$133.68	$143,668	1.00%	0.51%	(27.05%)
2021	1,084	$183.24	$198,693	1.00%	0.06%	26.56%
2020	1,092	$144.79	$158,068	1.00%	0.25%	29.26%
2019	1,101	$112.02	$123,327	1.00%	0.45%	30.26%
VIP - Balanced Initial Class
2023	1,002	$53.52	$53,622	1.00%	1.74%	20.32%
2022	1,006	$44.48	$44,752	1.00%	1.06%	(18.76%)
2021	4,090	$54.75	$223,926	1.00%	0.94%	17.08%
2020	4,088	$46.76	$191,172	1.00%	1.46%	21.16%
2019	4,085	$38.60	$157,679	1.00%	1.75%	23.26%
VIP - Dynamic Capital Appreciation Initial Class
2023	—	$55.36	$—	1.00%	0.93%	27.79%
2022	—	$43.32	$—	1.00%	2.45%	(21.66%)
2021	—	$55.30	$—	1.00%	—	23.38%
2020	—	$44.82	$—	1.00%	—	32.27%
2019	—	$33.88	$—	1.00%	0.27%	28.78%
VIP - Mid Cap Initial Class
2023	19	$69.08	$1,312	1.00%	0.71%	13.93%
2022	21	$60.64	$1,292	1.00%	0.70%	(15.59%)
2021	23	$71.84	$1,680	1.00%	0.61%	24.35%
2020	25	$57.77	$1,457	1.00%	0.69%	17.00%
2019	27	$49.38	$1,337	1.00%	0.47%	22.21%

16	Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

6. Unit Values - continued

		Unit value		Expense ratio (1)		Total Return (3)
	Units	LR	Net assets	LR	Investment income ratio (2)	LR
VIP - Technology Initial Class
2023	461	$104.46	$48,159	1.00%	0.13%	56.74%
2022	462	$66.65	$30,779	1.00%	—	(36.50%)
2021	—	$104.95	$—	1.00%	—	26.88%
2020	—	$82.71	$—	1.00%	—	63.30%
2019	—	$50.65	$—	1.00%	0.19%	49.81%
VIP - Energy Initial Class
2023	66	$34.88	$2,301	1.00%	2.67%	(0.02%)
2022	71	$34.89	$2,462	1.00%	2.45%	61.56%
2021	75	$21.60	$1,613	1.00%	2.52%	53.80%
2020	78	$14.04	$1,101	1.00%	2.78%	(33.44%)
2019	82	$21.10	$1,739	1.00%	2.06%	8.98%
VIP - Health Care Initial Class
2023	—	$68.67	$—	1.00%	—	3.22%
2022	—	$66.53	$—	1.00%	97.95%	(13.28%)
2021	—	$76.72	$—	1.00%	—	10.62%
2020	—	$69.36	$—	1.00%	—	20.36%
2019	—	$57.62	$—	1.00%	0.12%	27.09%
VIP - Financials Initial Class
2023	351	$25.07	$8,789	1.00%	2.68%	13.59%
2022	401	$22.07	$8,847	1.00%	1.92%	(9.25%)
2021	446	$24.32	$10,850	1.00%	1.84%	31.86%
2020	222	$18.44	$4,091	1.00%	2.45%	(0.25%)
2019	232	$18.49	$4,298	1.00%	2.06%	32.99%
VIP - Industrials Initial Class
2023	—	$69.92	$—	1.00%	0.33%	22.02%
2022	—	$57.30	$—	1.00%	111.88%	(11.20%)
2021	—	$64.53	$—	1.00%	—	15.92%
2020	—	$55.67	$—	1.00%	—	11.19%
2019	—	$50.06	$—	1.00%	—	26.86%
VIP - Consumer Discretionary Initial Class
2023	—	$54.02	$—	1.00%	0.00%	40.58%
2022	—	$38.43	$—	1.00%	209.02%	(35.29%)
2021	—	$59.38	$—	1.00%	—	18.21%
2020	—	$50.23	$—	1.00%	—	34.79%
2019	—	$37.27	$—	1.00%	—	25.92%
VIP - Real Estate Initial Class
2023	2,398	$25.31	$60,678	1.00%	2.46%	10.08%
2022	2,450	$22.99	$56,320	1.00%	1.31%	(28.24%)
2021	2,512	$32.03	$80,454	1.00%	1.16%	37.60%
2020	2,563	$23.28	$59,655	1.00%	2.16%	(7.49%)
2019	2,619	$25.16	$65,895	1.00%	1.75%	21.99%
VIP - Strategic Income Initial Class
2023	—	$19.92	$—	1.00%	4.55%	8.32%
2022	—	$18.39	$—	1.00%	3.66%	(12.14%)
2021	—	$20.93	$—	1.00%	2.39%	2.70%
2020	—	$20.38	$—	1.00%	3.08%	6.44%
2019	—	$19.15	$—	1.00%	0.25%	9.78%
VIP - Value Initial Class
2023	369	$37.84	$13,961	1.00%	1.29%	18.60%
2022	373	$31.91	$11,913	1.00%	1.30%	(5.07%)
2021	378	$33.61	$12,690	1.00%	1.73%	28.85%
2020	365	$26.08	$9,533	1.00%	1.53%	5.19%
2019	347	$24.80	$8,608	1.00%	1.47%	30.81%
VIP - Freedom 2030 Initial Class
2023	—	$28.79	$—	1.00%	2.78%	13.56%
2022	—	$ —	$—	—	—	—
2021	—	$ —	$—	—	—	—
2020	—	$ —	$—	—	—	—
2019	—	$ —	$—	—	—	—
VIP - Disciplined Small Cap Initial Class
2023	446	$28.25	$12,592	1.00%	1.06%	19.75%
2022	451	$23.59	$10,641	1.00%	0.85%	(19.05%)
2021	456	$29.15	$13,293	1.00%	0.40%	19.45%
2020	443	$24.40	$10,815	1.00%	0.81%	17.27%
2019	423	$20.81	$8,808	1.00%	0.79%	22.47%

17	Annual Report

Notes to Financial Statements - continued

Empire Fidelity Investments Variable Life Account A

6. Unit Values - continued

		Unit value		Expense ratio (1)		Total Return (3)
	Units	LR	Net assets	LR	Investment income ratio (2)	LR
VIP - FundsManager 50% Investor Class
2023	1,888	$21.12	$39,886	1.00%	2.58%	11.84%
2022	1,960	$18.89	$37,018	1.00%	1.99%	(14.80%)
2021	2,024	$22.17	$44,861	1.00%	1.14%	8.92%
2020	2,074	$20.35	$42,219	1.00%	1.15%	12.84%
2019	2,130	$18.04	$38,425	1.00%	1.71%	16.71%
VIP - FundsManager 70% Investor Class
2023	1,636	$24.32	$39,807	1.00%	2.05%	14.58%
2022	1,639	$21.23	$34,804	1.00%	2.04%	(16.51%)
2021	—	—	—	—	—	—
2020	—	—	—	—	—	—
2019	—	—	—	—	—	—
VIP - FundsManager 85% Investor Class
2023	1,379	$26.53	$36,578	1.00%	1.60%	16.50%
2022	1,410	$22.77	$32,098	1.00%	1.10%	(17.90%)
2021	1,273	$27.74	$35,304	1.00%	0.97%	16.65%
2020	1,311	$23.78	$31,183	1.00%	0.83%	16.28%
2019	1,243	$20.45	$25,423	1.00%	1.19%	24.95%
VIP - Materials Initial Class
2023	—	$27.88	$—	1.00%	—	6.53%
2022	—	$26.17	$—	1.00%	—	(10.69%)
2021	—	$ —	$—	—	—	—
2020	—	$ —	$—	—	—	—
2019	—	$ —	$—	—	—	—
VIP - Communication Services Initial Class
2023	—	$28.07	$—	1.00%	—	55.83%
2022	—	$ —	$—	—	—	—
2021	—	$ —	$—	—	—	—
2020	—	$ —	$—	—	—	—
2019	—	$ —	$—	—	—	—
VIF - Emerging Markets Equity Portfolio - Class I
2023	2	$28.95	$26.15	1.00%	0.23%	10.86%
2022	—	$26.11	$—	1.00%	(9.07%)	(25.83%)
2021	—	$35.21	$—	1.00%	—	1.96%
2020	—	$34.53	$—	1.00%	—	13.29%
2019	—	$30.48	$—	1.00%	2.07%	18.39%
VIF - Emerging Markets Debt Portfolio - Class I
2023	—	$32.32	$2.05	1.00%	—	10.72%
2022	—	$29.19	$—	1.00%	—	(19.55%)
2021	—	$36.29	$—	1.00%	—	(3.00%)
2020	—	$37.41	$—	1.00%	—	4.49%
2019	—	$35.80	$—	1.00%	10.44%	13.11%

(1)

These amounts represent annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include expenses assessed through the redemption of units.

7. Subsequent Events

Effective April 11, 2024, the mortality and risk expense charge was lowered to 0.40% for FLR contracts.

The Account has evaluated subsequent events from the balance sheet date through the date of this report and no other events have occurred that would require disclosure.

18	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Empire Fidelity Investments Life Insurance Company and the Contract Owners of Empire Fidelity Investments Variable Life Account A

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Empire Fidelity Investments Variable Life Account A indicated in the table below as of December 31, 2023, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Empire Fidelity Investments Variable Life Account A as of December 31, 2023, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fidelity VIP Government Money Market - Initial Class (1)	Fidelity VIP High Income - Initial Class (1)	Fidelity VIP Equity Income - Initial Class (1)

Fidelity VIP Overseas - Initial Class (1)	Fidelity VIP Investment Grade Bond - Initial Class (1)	Fidelity VIP Asset Manager - Initial Class (1)

Fidelity VIP Index 500 - Initial Class (1)	Fidelity VIP Asset Manager: Growth - Initial Class (1)	Fidelity VIP Contrafund - Initial Class (1)

Fidelity VIP Balanced - Initial Class (1)	Fidelity VIP Dynamic Capital Appreciation - Initial Class (1)	Fidelity VIP Mid Cap - Initial Class (1)

Fidelity VIP Technology - Initial Class (1)	Fidelity VIP Energy - Initial Class (1)	Fidelity VIP Health Care - Initial Class (1)

Fidelity VIP Financials - Initial Class (1)	Fidelity VIP Industrials - Initial Class (1)	Fidelity VIP Consumer Discretionary - Initial Class (1)

Fidelity VIP Real Estate - Initial Class (1)	Fidelity VIP Strategic Income - Initial Class (1)	Fidelity VIP Value - Initial Class (1)

Fidelity VIP Freedom 2030 - Initial Class (1)	Fidelity VIP Disciplined Small Cap - Initial Class (1)	Fidelity VIP FundsManager 50% - Investor Class (1)

Fidelity VIP FundsManager 70% - Investor Class (1)	Fidelity VIP FundsManager 85% - Investor Class (1)	Fidelity VIP Materials - Initial Class (1)

Fidelity VIP Communication Services - Initial Class (1)	Morgan Stanley Variable Insurance Fund, Inc. Emerging Markets Equity Portfolio - Class I (1)	Morgan Stanley Variable Insurance Fund, Inc. Emerging Markets Debt Portfolio - Class I (1)

(1) Statement of operations for the year ended December 31, 2023 and statement of changes in net assets for the years ended December 31, 2023 and 2022

Basis for Opinions

These financial statements are the responsibility of the Empire Fidelity Investments Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Empire Fidelity Investments Variable Life Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Empire Fidelity Investments Variable Life Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the transfer agents or custodians of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 29, 2024

We have served as the auditor of one or more of the subaccounts of Empire Fidelity Investments Life Account A since 2002.

19	Annual Report

Variable Universal Life and Survivorship Universal Life

are issued by Empire Fidelity Investments Life Insurance Company

Fidelity Brokerage Services LLC, member NYSE, SIPC, and Fidelity Insurance Agency, Inc. are the distributors.

900 Salem Street, Smithfield, RI, 02917

N.E.LIF-ANN-0222

1.XXXXXX.XXX

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

FINANCIAL STATEMENTS

for the years ended December 31, 2023, 2022 and 2021

Report of Independent Auditors

To the Board of Directors and Management of Empire Fidelity Investments Life Insurance Company

Opinion

We have audited the accompanying financial statements of Empire Fidelity Investments Life Insurance Company (the “Company”), which comprise the balance sheets as of December 31, 2023 and 2022, and the related statements of comprehensive income, of stockholder’s equity, and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
April 29, 2024

2

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

BALANCE SHEETS

(in thousands, except share data)

	December 31,
	2023	2022
ASSETS
Investments:
Debt securities, available-for-sale, at fair value (amortized cost of $208,950 in 2023 and $217,986 in 2022)	$198,521	$197,654
Policy loans	38	47

Total Investments	198,559	197,701

Cash and cash equivalents	15,148	13,006
Accrued investment income	1,861	1,711
Deferred policy acquisition costs	65,645	66,292
Reinsurance deposit and receivables	23,915	24,691
Income taxes receivable	—	62
Other assets	2,296	2,142
Separate account assets	3,597,323	3,189,076

Total Assets	3,904,747	3,494,681

LIABILITIES
Future contract and policy benefits	41,049	43,642
Contract holder deposit funds	82,302	93,140
Other liabilities and accrued expenses	10,429	5,430
Deferred tax liability, net	7,410	3,429
Payable to parent and affiliates, net	1,748	618
Income taxes payable	1,862	—
Separate account liabilities	3,597,323	3,189,076

Total Liabilities	3,742,123	3,335,335

Commitments and Contingencies (Note 11)
STOCKHOLDER’S EQUITY
Common stock, par value $10 per share - 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	13,500	13,500
Accumulated other comprehensive (loss) income	(7,152)	(13,861)
Retained earnings	154,276	157,707

Total Stockholder’s Equity	162,624	159,346

Total Liabilities and Stockholder’s Equity	$3,904,747	$3,494,681

The accompanying notes are an integral part of the financial statements

3

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

	For the years ended December 31,
	2023	2022	2021
REVENUES
Fees charged to contract holders	$10,783	$11,224	$12,713
Fund administration fees (1)	8,787	8,849	9,667
Net investment income	6,669	5,451	4,875
Interest on reinsurance deposit	1,112	1,125	1,136
Premiums, net	410	468	504
Net realized investment (losses) / gains:
Net realized investment (losses) / gains on sales	(3,815)	(2,101)	1,629

Total Revenues	23,946	25,016	30,524

BENEFITS AND EXPENSES:
Underwriting, acquisition and insurance expenses (1)	7,526	12,281	2,513
Contract and policy benefits and expenses	4,309	4,225	5,279

Total Benefits and Expenses	11,835	16,506	7,792

Income before income taxes	12,111	8,510	22,732
Income tax expense	5,542	1,219	3,175

Net Income	6,569	7,291	19,557

Other comprehensive (loss) income, before tax:
Net unrealized investment (losses) gains during the period	4,678	(23,546)	(6,192)
Reclassification adjustment for net realized (gains) losses included in net income	3,815	2,101	(1,629)
Benefit (provision) for income taxes related to items of other comprehensive (loss) income	(1,784)	4,503	1,643

Other comprehensive (loss) income, net of tax	6,709	(16,942)	(6,178)

Comprehensive (Loss) Income	$13,278	$(9,651)	$13,379

(1)	Includes affiliated company transactions (Note 8)

The accompanying notes are an integral part of the financial statements

4

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

STATEMENTS OF STOCKHOLDER’S EQUITY

(in thousands)

For the years ended December 31, 2023, 2022, and 2021

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity
Balance at December 31, 2020	$2,000	$13,500	$9,259	$152,459	$177,218

Comprehensive income:
Net Income (loss)	—	—	—	19,557	19,557
Other comprehensive (loss) income	—	—	(6,178)	—	(6,178)
Dividend paid to parent	—	—	—	(10,800)	(10,800)

Balance at December 31, 2021	$2,000	$13,500	$3,081	$161,216	$179,797

Comprehensive income:
Net Income (loss)	—	—	—	7,291	7,291
Other comprehensive (loss) income	—	—	(16,942)	—	(16,942)
Dividend paid to parent	—	—	—	(10,800)	(10,800)

Balance at December 31, 2022	$2,000	$13,500	$(13,861)	$157,707	$159,346

Comprehensive income:
Net Income (loss)	—	—	—	6,569	6,569
Other comprehensive (loss) income	—	—	6,709	—	6,709
Dividend paid to parent	—	—	—	(10,000)	(10,000)

Balance at December 31, 2023	$2,000	$13,500	$(7,152)	$154,276	$162,624

The accompanying notes are an integral part of the financial statements

5

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

STATEMENTS OF CASH FLOWS

(in thousands)

	For the years ended December 31,
	2023	2022	2021
Cash flows provided by (used for) operating activities:
Net income	$6,569	$7,291	$19,557
Adjustments to reconcile net income to cash provided by operating activities:
Amortization	120	307	341
Net realized investment losses \ (gains) on sales	3,815	2,101	(1,629)
Provision (benefit) for deferred taxes	2,197	(208)	950
Change in assets and liabilities:
Accrued investment income (loss)	(150)	(155)	156
Deferred policy acquisition costs, net of amortization	(765)	4,932	(6,271)
Future contract and policy benefits, net	4,303	4,094	5,420
Reinsurance deposit and receivables	776	1,393	2,214
Payable to (receivable from) parent and affiliates, net	1,131	(321)	744
Income taxes receivable/(payable)	1,925	653	516
Other assets and other liabilities, net	4,845	2,392	(502)

Net cash provided by operating activities	24,766	22,479	21,496

Cash flows provided by (used for) investing activities:
Purchase of debt securities	(67,857)	(73,108)	(71,069)
Proceeds from sales of debt securities	62,275	45,322	44,080
Proceeds from maturities and calls of debt securities	10,683	24,090	25,450
Investment trades payable/ receivable, net	—	—	(824)
Change in policy loans	9	(2)	(3)

Net cash (used for) provided by investing activities	5,110	(3,698)	(2,366)

Cash flows provided by (used for) financing activities:
Deposits credited to variable annuity contracts	91,980	100,085	159,054
Net transfers (to) from separate accounts	179,564	87,305	(6,553)
Withdrawals from variable annuity contracts	(285,298)	(195,765)	(155,957)
Withdrawals from fixed annuity contracts	(3,980)	(4,198)	(4,477)
Dividend paid to parent	(10,000)	(10,800)	(10,800)

Net cash used for financing activities	(27,734)	(23,373)	(18,733)

Net increase (decrease) in cash and cash equivalents	2,142	(4,592)	397
Cash and cash equivalents:
Beginning of year	13,006	17,598	17,201

End of year	$15,148	$13,006	$17,598

The accompanying notes are an integral part of the financial statements

6

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

1. ORGANIZATION AND NATURE OF OPERATIONS:

Empire Fidelity Investments Life Insurance Company (the “Company”) is a wholly-owned subsidiary of Fidelity Investments Life Insurance Company (“FILI”), which is a wholly-owned subsidiary of FMR LLC. The Company operates exclusively in the State of New York.

The Company issues and services certain variable and fixed annuity contracts and variable universal life (“VUL”) policies. Amounts invested in the fixed option of the annuity contracts are allocated to the general account of the Company. Amounts invested in the variable option of the annuity contracts and variable universal life policies are allocated to the Variable Annuity Account and Variable Life Account respectively which are separate accounts of the Company. The assets of the Variable Annuity Account and Variable Life Account are invested in certain portfolios of the Fidelity Variable Insurance Product Funds, the Fidelity Variable Insurance Product Funds (Investor Class), the Morgan Stanley Variable Insurance Funds, Inc., the Allspring Variable Trust Funds, the Lazard Retirement Series, Inc., Invesco Advisers Inc., the PIMCO Variable Insurance Trust Funds, the Franklin Templeton Variable Insurance Products Trust Funds and the Blackrock Variable Series Funds. Separate account assets are reported at the net asset value of such portfolios.

The Company offers a term life insurance product with level premium paying periods of ten, fifteen, and twenty years.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation

The accompanying financial statements of the Company have been prepared on the basis of accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments

Investments in debt securities are classified as available-for-sale and are reported at fair value. Fair values for debt securities are obtained from independent pricing sources. Unrealized gains or losses on securities are reported as a component of other comprehensive income, net of income taxes. The discount or premium on debt securities, excluding loan-backed bonds and structured securities, is amortized using the effective interest method. Such amortization is included in investment income. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values. Amortization of loan-backed bonds and structured securities includes anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in investment income.

The Company evaluates available-for-sale investments that experience declines in fair value for impairment.

Impairment related to credit losses on available-for-sale investments is recorded in the statements of comprehensive income with an offsetting allowance for credit losses, and the portion that is related to other factors is recorded as a component of other comprehensive income (“OCI”). The Company considers many factors, including the extent to which the fair value is less than amortized cost and reasons for the decline in value (e.g., general credit spreads, the financial condition of the issuer, information from industry analyst reports and external credit ratings).

7

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Investments (continued)

If analysis of these factors results in a security needing to be impaired, the credit loss is measured as the extent amortized cost exceeds the present value of expected future cash flows. In addition to these factors, if the Company has the intent to sell an investment whose fair value is below amortized cost, or it is more likely than not that the Company will be required to sell an investment before recovery, the Company writes down the amortized cost to fair value and records an impairment in earnings.

Investment income is recognized on the accrual basis. Debt securities that are delinquent are placed on a non-accrual status, and thereafter interest income is recognized only when cash payments are received. Realized gains or losses on investments sold are determined by the specific identification method.

Cash and Cash Equivalents

The Company considers highly liquid instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash and cash equivalents comprise amounts in demand deposit accounts and money market mutual funds, and are reported at cost which approximates fair value. Money market mutual funds used to hold cash prior to reinvestment and to meet operating cash requirements were $14,784 and $12,618 at December 31, 2023, and 2022, respectively. The Company reclassifies cash overdrafts to Other liabilities and accrued expenses. Cash overdrafts were $7,032 and $1,595 at December 31, 2023, and 2022, respectively.

Separate Accounts

Separate account assets represent funds held for the exclusive benefit of variable annuity and variable life insurance contract holders and are reported at fair value based on the net asset value (“NAV”) of the underlying mutual fund portfolios. Since the contract holders receive the full benefit and bear the full risk of the separate account investments, the income and realized and unrealized gains and losses from such investments are offset by an increase or decrease in the amount of liabilities related to the separate account.

Revenue Recognition

Fees charged to contract holders include mortality and expense risk, administrative charges for variable annuity and life contract holders, and the cost of providing insurance protection for variable life contract holders. Fund administration fees represent administrative fees charged to investment managers. Fees charged to contract holders and fund administration fees are recognized ratably throughout the year as a percentage of the related separate account assets. Premiums for term life insurance products are recognized as revenue over the premium-paying period. Interest accretion on the reinsurance deposit related to the fixed income annuity product and the fixed portion of the variable income annuity product is recognized over the remaining term of the underlying contracts.

8

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Future Contract and Policy Benefits

Future contract and policy benefits include the guaranteed minimum death benefit (“GMDB”) and the guaranteed minimum withdrawal benefit features (“GMWB”) (see Note 3 - Guaranteed Benefits) on certain variable annuity products, the majority of the 100% fixed life contingent fixed income annuity product and life products. Such liabilities are established in amounts sufficient to meet the estimated future obligations of policies in force, taking into consideration the future premiums and assessments. Future contract and policy benefit liabilities are computed using certain assumptions including mortality, lapse, investment performance and expense based on the Company’s experience, industry results, emerging trends and future expectations. With the exception of the GMDB and GMWB features, assumptions are locked in at the time of issuance and are not changed unless there are adverse changes in experience or assumptions which may require the Company to provide for expected future losses by establishing premium deficiency reserves.

The Company evaluates future contract and policy benefit liabilities annually to determine if a premium deficiency exists. If the future contract and policy benefit liabilities plus the present value of future gross premiums are insufficient to provide for the current present value of future contract and policy benefits then a charge to earnings is recorded against unamortized deferred policy acquisition costs and, if necessary, a premium deficiency reserve is established. Premium deficiency for certain products is adjusted for the impact of unrealized gains and losses on investments as if the gains and losses have been realized with a corresponding credit or charge to accumulated other comprehensive income, net of income taxes.

Contract Holder Deposit Funds

Contract holder deposit funds consist of annuity deposits received from customers for the fixed portion of the variable deferred annuity product, for the fixed income annuity product with no life contingencies and for the fixed portion of life contingent income annuity products not included in Future Contract and Policy Benefits. Liabilities are established in amounts sufficient to meet the estimated future obligations of policies in force and represent accumulated account deposits plus interest credited, less contract holder withdrawals and other charges assessed against the account balance.

Reinsurance Deposit and Receivables

The Company reinsures a portion of its life insurance and annuity product risks with other companies. As a result, when the Company records liabilities that are subject to reinsurance, reinsurance deposits and receivables are recorded. The Company remains contingently liable for claims reinsured in the event the reinsurer is unable to meet its obligations. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The largest reinsurance counterparty exposure is partially held in a collateral account which offers the Company additional protection and reduces the risk of loss to the Company that could result from failure of a reinsurer.The Company is subject to concentration of risk with respect to this reinsurance agreement.

9

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Reinsurance Deposit and Receivables (continued)

Reinsurance deposits and receivables are recorded net of the allowance for credit losses. The allowance for credit losses represents management’s estimate of credit losses and considers the quality of the reinsurance counterparty using probability-of-default (“PD”) / loss-given-default (“LGD”) models. The PD estimate is determined based on similarly rated companies and the LGD estimate is based on management’s estimate assigned to each reinsurer. The estimate represents the expected economic loss of a reinsurer’s default. There are two primary factors which affect LGD, (i) the presence and amount of collateral backing the reinsurance counterparty credit, and (ii) whether the reinsurer is also a direct writer of insurance. Overall, the allowance for credit losses are affected by changes in the underlying reinsurance reserve credit which can fluctuate with market returns, policy persistency and policyholder mortality. The allowance for credit losses may vary due to (i) updates in assumed probabilities of default, (ii) the value of any collateral, (iii) changes in financial strength ratings of the reinsurance counterparty by various statistical rating agencies and (iv) other risk factors. Changes in the allowance for credit losses are recorded in the provision for credit losses in the Company’s Statements of Comprehensive Income.

Deferred Policy Acquisition Costs

Costs that vary with and are primarily associated with acquiring new and renewal business are deferred. The costs consist principally of first-year commissions paid to Fidelity Insurance Agency, Inc. in accordance with contractual agreements as described in Note 8 – Affiliated Company Transactions, and certain expenses for traditional life policy issuance and underwriting.

These deferred policy acquisition costs (“DAC”) are amortized over the lifetime of the policy, generally estimated as the level term period for the term insurance product and either a 30-year or 50-year period for the variable deferred and immediate annuity products in proportion to expected gross profits.

The amortization process requires the use of various assumptions, estimates and judgments about the future. The primary assumptions are expenses, investment performance, mortality, and contract cancellations (i.e., lapses, withdrawals, internal replacements and surrenders). These assumptions are reviewed on a regular basis and are generally based on the Company’s past experience, industry studies, and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross profits to amortize the remaining DAC balances. See Note 9 – Underwriting, Acquisition and Insurance Expenses for additional information regarding amortization of deferred policy acquisition costs.

A significant assumption for the projection of estimated gross profits is the investment return on separate account fund balances. The Company assumes a long-term return of 6.5% before fund expenses and other charges. The Company also applies a “Reversion to the Mean” assumption in setting the projected return for the next seven years. The projected return over the next seven years is developed such that the combination of actual and projected returns equals the long term return, and the long term return is projected for the eighth year and beyond. The Company limits the projected return to no greater than 11.5% (before fund expenses and other charges) and no less than approximately 5% (before fund expenses and other charges).

GAAP provides guidance for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that

10

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Deferred Policy Acquisition Costs (continued)

result in a permanent contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract. DAC, unearned revenue liabilities and deferred sales inducements from contracts materially changed or replaced are written-off in the period changed or replaced. Modifications that result in a contract that is substantially unchanged from the replaced contract are accounted for as a continuation of the replaced contract.

The Company defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract, by amendment, endorsement or rider to the contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract and any unamortized deferred acquisition costs are written off. There were no changes to the Company’s definition of internal replacements or changes in product benefits, features, rights or coverage during 2023, 2022, or 2021.

DAC for certain products is adjusted for the impact of unrealized gains and losses on investments as if the gains and losses have been realized with a corresponding credit or charge to accumulated other comprehensive income, net of income taxes.

Property and Equipment

Property, equipment, and computer software are stated at cost less accumulated depreciation or amortization. Depreciation or amortization is provided using the straight-line method over the estimated useful lives of the asset, generally three years.

Income Taxes

The Company files a consolidated federal income tax return with FILI. Under a tax sharing agreement, each company is charged or credited its share of taxes as determined on a separate company basis. Tax benefits are credited with respect to taxable losses to the extent such losses are utilized by the consolidated group. Intercompany tax balances are settled within 30 days of the actual tax payment.

The asset and liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities and are measured using the current enacted tax rates.

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance if necessary to reduce the deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers available positive and negative evidence including nature and tax characteristic of taxable temporary differences and the timing of their reversal, projected future taxable income, tax planning strategies, and results of recent operations. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company adjusts the valuation allowance if there is a change in management’s assessment of the amount of the deferred tax assets that are more likely than not to be realized.The Company recognizes the benefit of uncertain tax positions only when the position is more-likely-than-not to be sustained upon review by taxing authorities.

11

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Future Adoption of Accounting Pronouncements

The FASB issued new guidance for insurance companies that issue long-duration insurance and annuity contracts. The guidance makes several changes including amendments to the assumptions used to measure liabilities for future policy benefits, measurement of market-based risk benefits, amortization of deferred acquisition costs and additional disclosures. The guidance will be effective for the Company in the year beginning January 1, 2025 and early adoption is permitted. The Company is currently evaluating the impact this guidance will have on the financial statements.

The FASB issued new guidance that improves income tax disclosures primarily related to a company’s effect tax rate reconciliation and income taxes paid. The guidance will be effective for the Company in the year beginning January 1, 2026 and early adoption is permitted. The Company is currently evaluating the impact this guidance will have on the financial statements.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

3. GUARANTEED BENEFITS:

The Company establishes a liability for variable annuity contracts that contain death or other insurance benefit guarantees. Certain of the variable annuity contracts issued by the Company offer guaranteed minimum death or guaranteed minimum withdrawal benefits that settle only upon an insurable event, such as death or are life contingent.

Guaranteed Minimum Death Benefits (GMDB)

The Company has certain variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contract holders with a default guarantee that the benefit received at death will be no less than a prescribed minimum amount. Upon death of the annuitant prior to age 85, the death benefit is the greater of the contract value and total premiums, adjusted for withdrawals. For an additional charge, the death benefit is the greater of the default guaranteed death benefit and the highest contract value as of any prior anniversary, prior to age 80, adjusted for any additional payments or withdrawals. The optional rider is no longer offered to new customers, effective January 1, 2003. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference. The Company’s current variable annuity contract does not offer a GMDB feature.

The following summarizes the liability for GMDB contracts reflected in the general account:

	Years Ended December 31,
	2023	2022
Beginning Balance	$23	$8
Change in benefit ratio estimate	(19)	1
Interest on reserve	—	1
Claims paid	—	—
Accrual of benefit ratio	1	13

Ending Balance	$5	$23

12

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

3. GUARANTEED BENEFITS (CONTINUED):

The reinsurance recoverables associated with the GMDB were $3 and $22 at December 31, 2023 and 2022, respectively. The following information relates to the reserving methodology and assumptions for developing the GMDB policy benefit liability:

•	The projection model uses 100 pairs of stochastically generated market return scenarios for equity and bond returns.

•	The projection period is 30 years from issue.

•	The mean investment performance assumptions, prior to the consideration of mortality and expense fees, vary from 3.3% to 11.5% depending on the underlying fund type.

•	The projection model employs a mean reversion adjustment that is based on historical performance from 1997 to the present and the long-term rate assumption.

•	The volatility assumption is 20% for equity funds; 9% for bond funds; and 0% for money market funds.

•	The mortality assumption is 86%/80% for males/females, respectively, of the 2012 IAM Basic Mortality Table with Scale G2.

•	The base lapse rate assumption varies from 3.7% to 6.5%, depending on policy duration. The partial withdrawal assumption is 1.8% for all policy durations.

•	The lapse rate for anticipated internal replacements is 1.2%.

•	The discount rate is 6.83%.

The table below represents the account value, net amount at risk and average attained age of underlying contract holders for GMDB as of December 31, 2023 and 2022. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contract holders had died as of the specified date, and represents the excess of the guaranteed benefit over the fair value of the underlying investments.

	Years Ended December 31,
(in thousands, except for contract holder data)	2023	2022
Net deposits paid
Account value	$512,462	$475,921
Net amount at risk	$3,655	$4,435
Average attained age of contract holders	71	71
Ratchet (highest historical account value at specified anniversary dates)
Account value	$26,726	$25,464
Net amount at risk	$1,022	$4,168
Average attained age of contract holders	74	74

13

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

3. GUARANTEED BENEFITS (CONTINUED):

Guaranteed Minimum Withdrawal Benefits (GMWB)

The Company issued a variable annuity contract with a GMWB feature. The GMWB feature provides annuity contract holders with withdrawal payments that are guaranteed for life. The withdrawal feature allows for guaranteed withdrawals beginning with age 59 1⁄2 for the life of the contract holder based on a preset withdrawal percentage of the guaranteed withdrawal benefit (“GWB”) value as defined in the contract. The contract holder is eligible to take the withdrawal benefit each year until there is no longer any living annuitant. The GWB value is initially set equal to the purchase payment and is ratcheted up to the contract value on each anniversary until the oldest annuitant’s 85th birthday. The GWB value is reduced by (i) withdrawals if the youngest annuitant is under age 59 1⁄2 or (ii) withdrawals in excess of the GWB amount if the youngest annuitant has reached age 59 1⁄2.

The following summarizes the liability for GMWB contracts reflected in the general account:

	Years Ended December 31,
	2023	2022
Beginning Balance	$885	$809
Change in benefit ratio estimate	277	1
Interest on reserve	60	42
Accrual of benefit ratio	39	33

Ending Balance	$1,261	$885

For contracts issued prior to January 1, 2009, the Company has reinsurance coverage for 100% of its GMWB provisions. Effective January 1, 2009, the Company entered into a reinsurance agreement to reinsure 90% of GMWB exposure from product sales during the first quarter of 2009. Effective March 31, 2009, the GMWB was no longer offered.

The reinsurance recoverables associated with the GMWB were $1,222 and $858 at December 31, 2023, and 2022, respectively.

The following information relates to the reserve methodology and assumptions for developing the GMWB policy benefit liability:

•	The projection model uses 100 pairs of stochastically generated market return scenarios for equity and bond returns.

•	The projection period is 50 years from issue.

•	The mean investment return assumptions for the stochastic scenarios, before fund expenses and other charges, vary from 3.3% to 11.5% depending on the underlying fund type.

•	The projection model employs a mean reversion adjustment that is based on historical performance from 1997 to the present and the long-term rate assumption.

•	The volatility assumption is 20% for equity funds; 9% for bond funds; and 0% for money market funds.

•	Separate benefit ratios were calculated for single life and joint life policies.

•	For contract holders not yet taking withdrawals, the GMWB withdrawal waiting period is defined as the later of 17 1⁄2 years from issue and age 59 1⁄2.

•	The mortality assumption is 86% of the 2012 IAM Basic Mortality Table with projection scale G2.

14

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

3. GUARANTEED BENEFITS (CONTINUED):

•	The lapse rate assumption is 4.9%, with dynamic lapse reduction for contracts in the money.

•	The discount rate is 6.425%, adjusted for maintenance and expense charges.

The table below displays the account value and guaranteed withdrawal values at December 31, 2023, and 2022:

	Years Ended December 31,
	2023	2022
Account value	$108,027	$107,117
GWB value	$122,603	$132,792
Average attained age of contract holders	81	80

4. INVESTMENTS:

The components of net investment income were as follows:

	Years Ended December 31,
	2023	2022	2021
Debt securities	$6,898	$5,951	$5,913
Cash and cash equivalents	434	216	2
Other	2	3	3

Total investment income	7,334	6,170	5,918
Less: investment expenses	665	719	1,043

Net investment income	$6,669	$5,451	$4,875

Gross realized gains and losses from sales of debt securities were as follows:

	Years Ended December 31,
	2023	2022	2021
Debt securities:
Gross realized gains	$123	$240	$1,918
Gross realized losses	(3,938)	(2,341)	(289)

Total realized investment gains (losses)	$(3,815)	$(2,101)	$1,629

There were no realized investment losses as a result of impairments in 2023, 2022 or 2021. There were no debt securities that were non-income producing for 2023, 2022 or 2021, respectively. There was no interest foregone by non-income producing securities for 2023, 2022, and 2021, respectively.

15

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

4. INVESTMENTS (CONTINUED):

Net unrealized investment gains (losses) on debt securities carried at fair value and the related impact on DAC and deferred income taxes as of December 31 were as follows:

	December 31,
	2023	2022
Debt securities	$(10,429)	$(20,332)
DAC	1,376	2,787
Deferred income tax (expense) benefit	1,901	3,684

	$(7,152)	$(13,861)

Debt securities, without an allowance for credit losses, that have been in a continuous unrealized loss position as of December 31, 2023 were as follows:

	2023
	Less than twelve months			Twelve months or more			Total
	Estimated Fair Value	Gross Unrealized Losses	Number of Securities	Estimated Fair Value	Gross Unrealized Losses	Number of Securities	Estimated Fair Value	Gross Unrealized Losses	Number of Securities
	(in thousands)
Investment grade debt securities:
U.S. Treasury securities	$12,900	$(299)	7	$4,427	$(278)	6	$17,327	$(577)	13
States and political subdivisions	—	—	—	1,297	(204)	5	1,297	(204)	5
Corporate and other debt securities	4,168	(134)	19	128,879	(10,979)	450	133,047	(11,113)	469
Mortgage and asset-backed securities	—	—	—	298	(13)	2	298	(13)	2

Total	$17,068	$(433)	26	$134,901	$(11,474)	463	$151,969	$(11,907)	489

Below Investment grade debt securities:
U.S. Treasury securities	$—	$—	—	$—	$—	—	$—	$—	—
Corporate and other debt securities	—	—	—	224	(4)	2	224	(4)	2
Mortgage and asset-backed securities	—	—	—	—	—	—	—	—	—

Total	$—	$—	—	$224	$(4)	2	$224	$(4)	2

The Company believes that declines in the fair value of the securities above were not indicative of credit impairment as of December 31, 2023. The Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. The majority of the securities are investment grade debt securities with average fair values of 92% of amortized cost at December 31, 2023. Investments in below investment grade securities have an average fair value of 98% of amortized cost as of December 31, 2023.

16

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

4. INVESTMENTS (CONTINUED):

Debt securities that have been in a continuous unrealized loss position as of December 31, 2022, were as follows:

	2022
	Less than twelve months			Twelve months or more			Total
	Estimated Fair Value	Gross Unrealized Losses	Number of Securities	Estimated Fair Value	Gross Unrealized Losses	Number of Securities	Estimated Fair Value	Gross Unrealized Losses	Number of Securities
	(in thousands)
Investment grade debt securities:
U.S. Treasury securities	$23,412	$(1,589)	9	$10,759	$(889)	5	$34,171	$(2,478)	14
States and political subdivisions	1,060	(158)	4	216	(84)	1	1,276	(242)	5
Corporate and other debt securities	94,282	(6,183)	334	62,638	(11,481)	224	156,920	(17,664)	558
Mortgage and asset-backed securities	263	(15)	1	52	(7)	2	315	(22)	3

Total	$119,017	$(7,945)	348	$73,665	$(12,461)	232	$192,682	$(20,406)	580

Below Investment grade debt securities:
U.S. Treasury securities	$—	$—	—	$—	$—	—	$—	$—	—
Corporate and other debt securities	264	(7)	2	139	(30)	2	403	(37)	4
Mortgage and asset-backed securities	—	—	—	—	—	—	—	—	—

Total	$264	$(7)	2	$139	$(30)	2	$403	$(37)	4

The Company believes that declines in the fair value of the securities above were not indicative of credit impairment as of December 31, 2021. The Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. The majority of the securities are investment grade debt securities with average fair values of 89% of amortized cost at December 31, 2022. Investments in below investment grade securities have an average fair value of 91% of amortized cost as of December 31, 2022.

The allowance for credit losses was zero and there were no additions, write-offs, and recoveries during 2023 or 2022. The allowance for credit losses was zero as of December 31, 2023 and 2022, respectively.

17

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

4. INVESTMENTS (CONTINUED):

The amortized cost and fair value of debt securities by type of issuer as of December 31, 2023, were as follows:

	December 31, 2023
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Gross Unrealized Losses - Allowance	Estimated Fair Value
Debt securities:
U.S. Treasury securities	$30,037	$336	$(577)	$—	$29,796
States and political subdivisions	1,501	—	(204)	—	1,297
Corporate and other debt securities	177,100	1,146	(11,117)	—	167,129
Mortgage and asset-backed securities	312	—	(13)	—	299

Total debt securities	$208,950	$1,482	$(11,911)	$—	$198,521

The amortized cost and fair value of debt and equity securities by type of issuer as of December 31, 2022, were as follows:

	December 31, 2022
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Gross Unrealized Losses - Allowance	Estimated Fair Value
Debt securities:
U.S. Treasury securities	$37,762	$11	$(2,478)	$—	$35,295
States and political subdivisions	1,518	—	(242)	—	1,276
Corporate and other debt securities	178,369	100	(17,701)	—	160,768
Mortgage and asset-backed securities	337	—	(22)	—	315

Total debt securities	$217,986	$111	$(20,443)	$—	$197,654

During 2023 and 2022, the Company recorded no impairments for the portion of noncredit related losses in other comprehensive income.

Proceeds from sales of available-for-sale investments (excluding proceeds from calls and maturities) were $62,275, $45,322 and $44,080 in 2023, 2022 and 2021, respectively.

18

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

4. INVESTMENTS (CONTINUED):

The amortized cost and fair value of debt securities at December 31, 2023, by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2023
	Amortized Cost	Estimated Fair Value
Due in 1 year or less	$11,763	$11,592
Due after 1 year through 5 years	106,310	102,130
Due after 5 years through 10 years	74,565	70,263
Due after 10 years	16,000	14,237
Mortgage and asset-backed securities	312	299

	$208,950	$198,521

At December 31, 2023, and 2022, there were no contractual investment commitments. There were no significant concentrations of debt securities by issuer or by industry, other than U.S. Treasury securities.

At December 31, 2023, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $400 and $395 respectively. At December 31, 2022, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $400 and $386 respectively.

5. FAIR VALUE MEASUREMENTS:

The Company categorizes the financial assets and liabilities carried at fair value in its balance sheets based upon a three-level valuation hierarchy. The Company carries the following financial instruments at fair value in the Company’s financial statements: debt securities, cash equivalents such as money market funds, and separate account assets. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement.

Management’s assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

•	Level 1 – Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market.

•

Level 2 – Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•

Level 3 – Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect management’s judgment about the assumptions that a market participant would use in pricing the asset or liability and are based on the best available information, some of which is internally developed.

19

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

5. FAIR VALUE MEASUREMENTS (CONTINUED):

The Company’s available-for-sale debt securities generally use Level 2 inputs for the determination of fair value. These fair values are obtained primarily from industry-standard pricing methodologies based on market observable information. The fair value of U.S. Treasury debt securities is based on quoted prices in active markets that are readily and regularly obtainable and are reflected in Level 1. While the Company obtains values for the debt securities it holds from independent pricing services, it is ultimately management’s responsibility to determine whether the value obtained and recorded to the financial statements are representative of fair value.

Cash equivalents are reported at fair value on a recurring basis and include money market instruments. Fair values of these cash equivalents may be determined using public quotations which are reflected in Level 1.

Separate account assets are invested in mutual funds whose value is based on the underlying net asset value of these funds. Open ended mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as Level 1.

The following fair value hierarchy table presents information about the Company’s assets measured at fair value on a recurring basis as of:

	December 31, 2023
	Quoted Market Prices in Active Markets (Level 1)	Pricing Methods with Significant Observable Market Inputs (Level 2)	Pricing Methods with Significant Unobservable Market Inputs (Level 3)	Total Estimated Fair Value
Assets:
Available-for-sale debt securities:
U.S. Treasury securities	$29,796	$—	$—	$29,796
States and political subdivisions	—	1,297	—	1,297
Corporate and other debt securities	—	167,129	—	167,129
Mortgage and asset-backed securities	—	299	—	299

Total available-for-sale debt securities	29,796	168,725	—	198,521
Cash equivalents	14,784	—	—	14,784

Subtotal excluding separate account assets	44,580	168,725	—	213,305
Separate account assets	3,597,323	—	—	3,597,323

Total	$3,641,903	$168,725	$—	$3,810,628

20

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

5. FAIR VALUE MEASUREMENTS (CONTINUED):

	December 31, 2022
	Quoted Market Prices in Active Markets (Level 1)	Pricing Methods with Significant Observable Market Inputs (Level 2)	Pricing Methods with Significant Unobservable Market Inputs (Level 3)	Total Estimated Fair Value
Assets:
Available-for-sale debt securities:
U.S. Treasury securities	$35,295	$—	$—	$35,295
States and political subdivisions	—	1,276	—	1,276
Corporate and other debt securities	—	160,768	—	160,768
Mortgage and asset-backed securities	—	315	—	315

Total available-for-sale debt securities	35,295	162,359	—	197,654
Cash equivalents	12,618	—	—	12,618

Subtotal excluding separate account assets	47,913	162,359	—	210,272
Separate account assets	3,189,076	—	—	3,189,076

Total	$3,236,989	$162,359	$—	$3,399,348

There were no Level 3 assets held by the Company during 2023 or 2022. There were no transfers into or out of Level 3 during 2023 or 2022.

Financial Instruments Not Carried at Fair Value

Certain financial instruments are not required to be measured at fair value in the financial statements but are disclosed if it is practicable to estimate such values.

The following include disclosures for other financial instruments not carried at fair value and not included in the above discussion:

	December 31, 2023		December 31, 2022
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Financial Assets:
Policy loans	$38	$38	$47	$47
Reinsurance deposit and receivables	23,915	23,298	24,691	24,144

	$23,953	$23,336	$24,738	$24,191

Financial Liabilities:
Contract holder deposit funds	$82,302	$80,454	$93,140	$91,271

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Policy Loans

Policy loans are carried at outstanding principal balances, not in excess of policy cash surrender value. These loans are an integral part of the insurance products and have no maturity dates. Consequently, the outstanding principal balance is considered to be a reasonable estimate of the fair value of policy loans.

21

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

5. FAIR VALUE MEASUREMENTS (CONTINUED):

Reinsurance Deposit and Receivables

Fair values for certain of the Company’s reinsurance deposits for the fixed portion of the variable annuities contracts in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates.

Contract Holder Deposit Funds

Fair value for the Company’s contract holder deposit fund liabilities for the fixed portion of the variable annuity contracts in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest and mortality rates versus contract rates.

The fixed portion of variable deferred annuity products is carried at account value and can be withdrawn without prior notice pursuant to the terms of the annuity contract. The fixed portion of variable deferred annuity products is an integral part of the contract, and consequently the account value is considered to be a reasonable estimate of the fair value of the contract.

6. INCOME TAXES:

The components of the provision for income taxes attributable to operations were as follows:

	Years Ended December 31,
	2023	2022	2021
Current:
Federal	$3,336	$1,405	$2,221
State	9	21	4

	3,345	1,426	2,225

Deferred:
Federal	2,197	(207)	950

Income tax expense	$5,542	$1,219	$3,175

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Life insurance corporations in New York remain subject to a franchise tax. However, for tax years beginning on or after January 1, 2003, in no event may the franchise tax on life insurance corporations, computed prior to the application of tax credits, be less than 1.5% of premiums or more than 2.0% of premiums. Accordingly, state deferred taxes are no longer recorded for the Company as it believes that the reversal of temporary differences will have no impact on the state income tax that it will pay in the future.

22

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

6. INCOME TAXES (CONTINUED):

Significant components of the Company’s net deferred tax liability were as follows:

	December 31,
	2023	2022
Deferred income tax assets (liabilities):
Deferred policy acquisition costs	$(10,789)	$(10,879)
Contract holder reserves	3,174	2,890
Contract holder reserves - Tax Cuts and Jobs Act (“TCJA”)
Transition Adjustment	128	192
Unrealized gains on available-for-sale securities	2,190	4,270
Deferred revenue	66	81
Other, net	372	17

Net deferred tax liability before valuation allowance	(4,859)	(3,429)

Valuation allowance	(2,551)	—

Net deferred tax liability after valuation allowance	$(7,410)	$(3,429)

The Company recorded a deferred tax asset of approximately $2,551 comprised of $2,190 of net unrealized losses on available-for-sale securities and $361 of capital loss carryforwards as of December 31, 2023. The capital loss carryforwards can be used to offset taxable capital gains income in the future but will expire if they are not used within certain prescribed periods. The Company concluded that it was more likely than not that it will not have sufficient taxable capital gains income in the future to realize the net unrealized losses on available-for-sale securities and capital loss carryforwards. Accordingly, the Company recorded a valuation allowance of $2,551 as of December 31, 2023.

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision for income taxes is as follows:

	Years Ended December 31,
	2023	2022	2021
Tax provision at U.S. Federal statutory rate	$2,543	$1,787	$4,774
Dividends received deduction	(302)	(985)	(1,913)
Increase in valuation allowance	2,551	—	—
Provision to return adjustment	735	396	308
Other, net	15	21	6

Income tax expense (benefit)	$5,542	$1,219	$3,175

The Company paid FILI net federal and state income taxes of $1,420, $2,481, and $2,606 in 2023, 2022, and 2021 respectively, related to the Company’s separate-company basis.

The Company recognizes uncertain tax provisions that have a greater than 50% likelihood of being sustained upon examination by the taxing authorities. As a result, the Company applies a more-likely-than-not recognition threshold for all tax uncertainties.

The Company’s management believes that adequate provision has been made in the financial statements for any potential tax uncertainties.

23

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

6. INCOME TAXES (CONTINUED):

The Inflation Reduction Act of 2022 (“IRA”) was enacted by the U.S. Government on August 16, 2022 and includes a new corporate alternative minimum tax (“CAMT”) effective January 1, 2023. The CAMT will apply to corporations based on their affiliated group basis and requires computing the U.S. federal income tax liability under the regular corporate tax system and the CAMT. The Company determined that it is subject to the CAMT.

The effects of tax legislation are recognized in the period of enactment. In addition, companies are required to consider the impact of the new tax law on the realizability of deferred tax assets. The Company did not have any CAMT liability as of December 31, 2023.

Currently, the Company only files income tax returns in the United States. The Company is not currently under examinations and is no longer subject to U.S. federal or state tax examinations for years before 2019. The Company is not currently under examination for the income tax filings in any other jurisdictions. The Company believes that its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustment that will result in a material adverse effect on the Company’s financial condition, results of operations, or cash flows. Therefore, no reserves for uncertain tax positions have been recorded.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

7. STOCKHOLDER’S EQUITY AND DIVIDEND RESTRICTIONS:

Generally, the net assets of the Company available for payment as dividends to FILI are limited to the excess of the Company’s net assets, as determined in accordance with statutory accounting practices, over minimum statutory capital requirements; however, payments of such amounts as dividends may be subject to approval by regulatory authorities. Under New York State Insurance Laws, dividends to shareholders are limited to the lesser of the Company’s net gain from operations for the year ended on the preceding December 31, or 10% of the Company’s surplus held for policyholders as of the preceding December 31. The Company paid a dividend of $10,000, $10,800 and $10,800 to FILI during 2023, 2022 and 2021, respectively.

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New York State Insurance Department which vary with GAAP in certain respects. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners, as well as state laws, regulations and general administrative rules. The principal differences with GAAP are that statutory financial statements do not reflect DAC, recognition of deferred income tax assets are limited, bonds are generally carried at amortized cost, insurance liabilities are presented net of reinsurance assets, and future policy benefit liabilities are estimated using different actuarial assumptions. The Company does not rely on the use of any permitted statutory accounting practices.

Net income and capital and surplus as determined in accordance with statutory accounting practices were as follows:

	Years Ended December 31,
	(Unaudited)	(Audited)	(Audited)
	2023	2022	2021
Statutory net income	$9,151	$13,186	$10,701
Statutory surplus	$108,768	$112,281	$110,394

24

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

8. AFFILIATED COMPANY TRANSACTIONS:

The Company has a services agreement with Fidelity Investments Institutional Operations Company LLC and Fidelity Distributors Company LLC, both wholly-owned subsidiaries of FMR LLC, under which the Company provides certain shareholder account services (recordkeeping and customer reporting, customer support, and preparing/distributing marketing materials) with respect to Investor Class shares of the Fidelity Variable Insurance Product Funds. The Company earned fees of $8,214, $8,185 and $8,895 in 2023, 2022 and 2021, respectively, under these agreements. These fees are included in Fund administration fees in the Statements of Comprehensive Income.

The Company’s insurance contracts are distributed through Fidelity Brokerage Services LLC, Fidelity Insurance Agency, Inc. (“FIA”), and Fidelity Distributors Company LLC, all of which are wholly-owned subsidiaries of FMR LLC. The Company has an agreement with FIA under which the Company pays FIA sales compensation of 3% of annuity payments received for its variable deferred and immediate annuity contracts. The Company pays FIA 37.5% of term life insurance first-year premiums. The Company incurred expenses in the amount of $2,759, $3,008, and $4,768 to FIA in 2023, 2022 and 2021, respectively.

The Company has administrative services agreements with FILI and FMR LLC and its subsidiaries whereby certain administrative and other services are provided to the Company. The Company incurred expenses of $5,160, $3,649, and $3,367 with FILI and $262, $224 and $315 with FMR LLC and its subsidiaries in 2023, 2022 and 2021 respectively. Intercompany balances are settled in accordance with the terms of the respective agreements.

The Company has an agreement with Fidelity Institutional Asset Management LLC whereby investment and managerial advice is provided to the Company. The Company incurred expenses of $303, $351, and $669 in 2023, 2022 and 2021, respectively for such services.

FMR LLC sponsors a Profit-Sharing Plan covering substantially all eligible company employees. Payments are made to the trustee by FMR LLC annually for the Profit-Sharing Plan. FMR LLC’s policy is to fund all costs accrued and to charge each subsidiary for its share of the cost. The costs charged to the Company were $202, $211, and $185 in 2023, 2022 and 2021, respectively.

The Company participates in various share-based compensatory plans sponsored by FMR LLC and is allocated a compensation charge from FMR LLC that is amortized over the period in which it is earned. These share-based compensation arrangements generally provide holders with participation in changes in FMR LLC’s Net Asset Value per share (as defined) over their respective terms. All plans are settled in cash or promissory notes at the end of their defined term or when plan participants are no longer employees. The aggregate expenses related to these plans charged to the Company were $734, $457, and $464 in 2023, 2022 and 2021, respectively.

25

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

9. UNDERWRITING, ACQUISITION AND INSURANCE EXPENSES:

Underwriting, acquisition and insurance expenses were as follows:

	Years Ended December 31,
	2023	2022	2021
Underwriting, acquisition and insurance expenses:
Commissions, gross	$2,759	$3,008	$4,768
Compensation and benefits	3,358	2,346	1,961
Capitalization of deferred policy acquisition costs	(2,777)	(3,011)	(4,770)
Amortization (accretion) of deferred policy acquisition costs	2,013	7,943	(1,501)
Rent expense	145	114	218
Taxes, licenses and fees	175	208	142
General insurance expenses	1,853	1,673	1,695

Total underwriting, acquisition and insurance expenses	$7,526	$12,281	$2,513

Amortization of deferred policy acquisition costs is adjusted periodically as estimates of future gross profits are revised to reflect actual and expected future experience. The Company decreased (increased) amortization by $1,723, ($2,914), and $6,312 in 2023, 2022 and 2021, respectively, to reflect actual and expected future experience for investment performance, persistency (including internal replacements), administrative expenses and inflation assumptions. This adjustment has been reflected in amortization expense.

10. REINSURANCE:

The Company retains a maximum coverage per individual life of $25 plus 30% of the excess over $25 with a maximum initial retention not to exceed $100 for its life insurance business issued before March 1, 2008. The Company retains a flat $100 per individual life for its life business issued on and after March 1, 2008. The Company reinsures certain guarantee provisions and mortality on its annuity contracts and portions of annuity income that are fixed. The Company reinsures substantially all of its GMDB provisions for business issued prior to July 1, 2001. The Company reinsures 100% of its GMWB provisions issued prior to January 1, 2009, and 90% for business issued in the first quarter of 2009. The GMWB product and associated reinsurance contract were discontinued for new business effective March 31, 2009.

The Company has entered into a coinsurance agreement for substantially all of the fixed portion of the variable income annuity product and the fixed income annuities which arise through the annuitization of deferred annuity products if annuitization is prior to June 1, 2009. The Company retains 100% of the risk for annuitizations of deferred annuity products where annuitization occurs on or after June 1, 2009. Sales of the variable income annuity product with a fixed payment option were discontinued in May 2008. The Company is subject to concentration of risk with respect to this reinsurance agreement. The reinsurance receivable is accounted for as a deposit asset and is recorded in reinsurance deposit and receivables on the balance sheets. Under this reinsurance agreement, the Company receives a front end ceding expense allowance ranging from 2.5% to 3.5% of premiums and an annual allowance of a percentage of assets ranging from 0.30% to 0.60%.

Revenue from the reinsurance agreement and benefit expense from the underlying annuity contracts are recognized over the lives of the underlying contracts.

26

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

10. REINSURANCE (CONTINUED):

Financial information related to the coinsurance agreement for the fixed portion of the variable income annuity and the fixed income annuities which arise through the annuitization of deferred annuity products if annuitization is prior to June 1, 2009 is as follows:

	As of December 31,
	2023	2022
Reinsurance deposits and receivables:
Principal Life Insurance Company	$20,239	$21,644

Contract holder deposit funds and future contract and policy benefits	$20,239	$21,644

Interest on reinsurance deposit	$1,056	$1,126

Contract and policy benefits and expenses	$961	$1,026

The Company’s deposit assets under the reinsurance agreement with Principal Life Insurance Company is partially secured by investments held in a collateral account which offers the Company additional protection and reduces the risk of loss to the Company that could result from failure of this reinsurer.

The Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Any expected credit losses are reflected in the allowance for credit losses, after considering any collateral. The Company did not record an allowance for credit loss on reinsurance deposits and receivables as of December 31, 2023.

Additional information on direct business written and reinsurance ceded for the years ended December 31, was as follows:

	Years Ended December 31,
	2023	2022	2021
Direct life premiums	$791	$801	$863
Reinsurance ceded, net of ceding expense allowance and reinsurance premiums	(381)	(333)	(359)

Net premiums	$410	$468	$504

Direct contract and policy benefits	$4,410	$4,038	$4,993
Reinsurance ceded benefits incurred	(1,132)	(923)	(1,081)
Reinsurance costs	1,031	1,110	1,367

Net contract and policy benefits	$4,309	$4,225	$5,279

11. COMMITMENTS AND CONTINGENCIES:

The Company is, from time to time, involved in various legal actions concerning policy benefits and certain other matters. Those actions are considered by the Company in estimating policy reserves and other liabilities. The Company believes that the resolution of those actions should not have a material adverse effect on stockholder’s equity or net income.

27

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Ultimate Subsidiary of FMR LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in thousands)

11. COMMITMENTS AND CONTINGENCIES (CONTINUED):

Regulatory Matters

Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years.

12. SUBSEQUENT EVENTS:

The Company has evaluated subsequent events from the balance sheet date through April 29, 2024 and did not identify any other events that would require adjustments to, or disclosure in, the financial statements.

28

PART C

OTHER INFORMATION

Item 30. Exhibits

(a)	Board of Directors Resolution

(1)	Incorporated by reference to the initial filing of this Registration Statement dated July 22, 2004.

(2)

Board of Directors Resolution incorporated by reference from Post-Effective Amendment No. 18 to Registration Statement on Form N-6, Reg. No. 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A, filed electronically on April 29, 2022.

(b)	Custodian Agreements - Not Applicable

(c)	Underwriting Contracts

(1)	Underwriting Contracts are incorporated herein by reference to the Pre-Effective Amendment No. 2 to Registration Statement No. 333-103174 filed on October 31, 2003.

(d)	Contracts

(1)

Empire Lifetime Reserves Flexible Premium Survivorship Variable Universal Life Insurance Policy is incorporated by reference to the Pre-Effective Amendment No. 2 Registration Statement No. 333-117572 filed on December 22, 2004.

(e)	Applications

(1)	Applications are incorporated herein by reference to the Pre-Effective Amendment No. 2 to Registration Statement No. 333-103174 filed on August 12, 2003.

(f)	Depositor’s Certification of Incorporation and By-Laws

(1)

Charter of Empire Fidelity Investment Life Insurance Company, is incorporated herein by reference to the initial Registration Statement of the Separate Account Registration No.33-42376 Post-Effective Amendment No. 5 filed on April 25, 1997.

(2)	Amended By-laws of Empire Fidelity Investments Life Insurance Company, incorporated by reference from Post-Effective Amendment No. 5 to Registration Statement No. 33-42376 filed on April 25, 1997.

(g)	Reinsurance Contracts

(1)	Reinsurance Contracts are incorporated herein by reference to the Pre-Effective Amendment No. 2 to Registration Statement No. 333-103174 filed on October 31, 2003.

(h)	Participation Agreements

(1)

Participation Agreement between Empire Fidelity Investments Life and MORGAN STANLEY UNIVERSAL FUNDS, INC. (the “Fund”), and MORGAN STANLEY INVESTMENT ASSET MANAGEMENT INC. (the “Adviser”) is incorporated by reference to Post-Effective Amendment No. 6 on Registration Form 33-42376 filed on August 29, 1997.

(2)

Amendment to Participation Agreement between Empire Fidelity Investments Life and The Universal Institutional Funds, Inc. (formerly, Morgan Stanley Universal Funds, Inc.) (the “Fund”) and Morgan Stanley Investment Management Inc. (formerly, Morgan Stanley Asset Management, Inc.) (the “Adviser”) are incorporated by reference from Post-Effective Amendment No. 2 to Registration Statement No. 333-117572 filed December 22, 2004.

(3)

Participation Agreement between Empire Fidelity Investments Life and Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (“Fund”) are incorporated by reference from Post-Effective Amendment No. 19 to Registration Statement No. 33-42376 filed April 27, 2006.

(4)

Participation Agreement between Empire Fidelity Investments Life and Credit Suisse formerly Warburg, Pincus Trust, (the “Fund”); Warburg Pincus Counsellors, Inc. (the “Adviser”); and Counsellors Securities, Inc. are incorporated by reference from Post-Effective Amendment No. 7 to Registration Statement No. 33-42376 filed April 28, 1998.

(5)

Amendment to Participation Agreement between Empire Fidelity Investments Life and Credit Suisse (formerly Warburg, Pincus Trust, (the “Fund”); Warburg Pincus Counsellors, Inc. (the “Adviser”); and Counsellors Securities, Inc. are incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement No. 333-117572 filed December 22, 2004.

(6)

Participation Agreement between Empire Fidelity Investments Life Insurance Company and Fidelity Distributors Corporation and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, and Variable Insurance Products Fund V incorporated by reference from Post-Effective No. 18 to Registration Statement on Form N-6, Reg. No. 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A, filed electronically on April 29, 2022.

(i)	Administrative Contracts

(1)	Administrative Contracts are incorporated herein by reference from the Pre-Effective Amendment No. 2 to Registration Statement No. 333-103174 filed on October 31, 2003.

(j)	Other Material Contracts

(1)	Other Material Contracts are incorporated by reference from the Pre-Effective Amendment No. 2 to Registration Statement No. 333-103174 filed on October 31, 2003.

(k)	Legal Opinion

Legal opinion and consent of Lance A. Warrick, filed herein as Exhibit (k)

(l)	Actuarial Opinion - Not Applicable

(m)	Calculation - Not Applicable

(n)	Other Opinions

Written consent of PricewaterhouseCoopers LLP, filed herein as Exhibit (n)

(o)	Omitted Financial Statements - Not Applicable

(p)	Initial Capital Agreements - Not Applicable

(q)	Redeemability Exemption

(1)

Variable Life Administrative Policies and Procedures Applicable to Financial Transactions on behalf of Fidelity Investments Life Insurance Company and Empire Fidelity Investments Life Insurance Company is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Life Account I (Registration No. 333-103174) filed on October 31, 2003.

(r)	Form of Initial Summary Prospectuses - Not Applicable

(s)	Power of Attorney

(1)

Power of Attorney for William J. Johnson, Jr. incorporated by reference from Post-Effective Amendment No. 12 to Registration Statement on Form N-6, Reg. No. 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A, filed electronically on April 29, 2016.

(2)

Power of Attorney for Malcolm MacKay incorporated by reference from Post-Effective Amendment No. 12 to Registration Statement on Form N-6, Reg. No. 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A, filed electronically on April 29, 2016.

(3)

Power of Attorney for Miles Mei incorporated by reference from Post-Effective Amendment No. 12 to Registration Statement on Form N-6, Reg. No. 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A, filed electronically on April 29, 2016.

(4)

Power of Attorney for Rodney R. Rohda incorporated by reference from Post-Effective Amendment No. 12 to Registration Statement on Form N-6, Reg. No. 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A, filed electronically on April 29, 2016.

(5)

Power of Attorney for Roger T. Servison incorporated by reference from Post-Effective Amendment No. 12 to Registration Statement on Form N-4, Reg. No. 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A, filed electronically on April 29, 2016.

(6)

Power of Attorney for Jane P. Jamieson incorporated by reference from Post-Effective Amendment No. 14 to Registration Statement on Form N-6, Reg. No 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A filed electronically on April 27, 2018.

(7)

Power of Attorney for Nancy D. Prior incorporated by reference from Post-Effective Amendment No. 14 to Registration Statement on Form N-6, Reg. No. 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A, filed electronically on April 27, 2018.

(8)

Power of Attorney for David J. Vargo incorporated by reference from Post-Effective Amendment No. 16 to Registration Statement on Form N-6, Reg. No. 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A, filed electronically on April 30, 2020.

(9)

Power of Attorney for Wendy E. John incorporated by reference from Post-Effective Amendment No. 17 to Registration Statement on Form N-6, Reg. No. 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A, filed electronically on April 29, 2021.

(10)

Power of Attorney for Richard G. Compson, Jr. incorporated by reference from Post-Effective Amendment No. 19 to Registration Statement on Form N-6, Reg. No. 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A, filed electronically on April 28, 2023.

(11)

Power of Attorney for Kathryn A. Dunn incorporated by reference from Post-Effective Amendment No. 19 to Registration Statement on Form N-6, Reg. No. 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A, filed electronically on April 28, 2023.

(12)

Power of Attorney for Robert W. Litle incorporated by reference from Post-Effective Amendment No. 19 to Registration Statement on Form N-6, Reg. No. 333-117572, on behalf of Empire Fidelity Investments Variable Life Account A, filed electronically on April 28, 2023.

(13)	Power of Attorney for David A. Golino filed herein as Exhibit (s)(13)

(14)	Power of Attorney for Roger L. Stiles filed herein as Exhibit (s)(14)

Item 31. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
David A. Golino	Director and President
Richard G. Compson, Jr.	Director
Kathryn A. Dunn	Director
Jane P. Jamieson	Director
Wendy E. John	Director
William J. Johnson, Jr.	Director
Robert W. Litle	Director
Malcolm MacKay	Director
Nancy D. Prior	Director
Rodney R. Rohda	Director

Roger T. Servison	Director
Roger L. Stiles	Director
David J. Vargo	Director
James F. Andrea, Jr.	Head of Client Services & Operations
Dwight Clarke	Director, Human Resources
Joseph L. Cook-Shugart	Illustration Actuary
Sara Liane Latham	Appointed Actuary
Brian N. Leary	Vice President, Chief Compliance Officer & Consumer Services Officer
Miles Mei	Treasurer
Robert G. Regan	Chief Risk Officer
Richard S. Rowland	Vice President, Channel Development
Deepa Rao Trivedi	Vice President, Technology Management
Lance A. Warrick	Vice President, General Counsel and Secretary

The principal business address for each person named in Item 31 is 900 Salem Street, Smithfield, Rhode Island 02917.

Item 32. Persons Controlled By or Under Common Control with the Depositor or the Registrant

The Depositor, Empire Fidelity Investments Life Insurance Company, is 100% owned by Fidelity Investments Life Insurance Company, a Utah Corporation. Fidelity Investments Life Insurance Company is 100% owned by FMR LLC. FMR LLC has numerous subsidiaries, including the following financial services providers:

•	Fidelity Brokerage Services LLC, a Delaware limited liability Company

•	Fidelity Distributors Company LLC, a Delaware limited liability Company

•	Fidelity Workplace Investing LLC, a Delaware limited liability Company

•	Fidelity Insurance Agency, Inc., a Massachusetts Corporation

•	Fidelity Investments Institutional Operations Company LLC, a Delaware limited liability Company

•	Fidelity Management & Research Company LLC, a Delaware limited liability Company (advisor to the Fidelity Funds including the Variable Insurance Product Funds named in the prospectus)

•	Digital Brokerage Services, LLC, a Delaware limited liability Company

•	Fidelity Prime Financing LLC, a Delaware limited liability Company

•	Green Pier Fintech LLC, a Delaware limited liability Company

•	National Financial Services LLC, a Delaware limited liability Company

Item 33. Indemnification

FMR LLC and its subsidiaries own directors’ and officers’ liability reimbursement contracts (the “Policies”), issued by National Union Fire Insurance Company, that provides coverage for “Loss” (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by a person while he or she is acting in his or her capacity as a director or officer. The coverage is provided to these insureds, including Empire Fidelity Investments Life, to the extent required or permitted by applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for Loss arising from the above-described matters. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified, subject to relevant contract exclusions. Loss is essentially the legal liability on claims against a director or officer, including damages, judgements, settlements, costs, charges and expenses (excluding salaries of officers or employees) incurred in the defense of actions, suits or proceedings and appeals therefrom.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) fines or penalties imposed by law or other matters that may be deemed uninsurable under the law pursuant to which the Policy is construed, (2) claims brought about or contributed to by the fraudulent, dishonest, or criminal acts of a director or officer, (3) any claim made against the directors or officers for violation of any of the responsibilities, obligations, or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974 or amendments thereto, (4) professional errors or omissions, and (5) claims for an accounting of profits in fact made from the purchase or sale by a director or officer of any securities of the insured corporations within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law.

A $100 million limit (policy aggregate limit) and a $500,000 deductible apply to Loss for which the directors and officers are indemnified by Empire Fidelity Investments Life Insurance Company. A $10 million limit (policy aggregate limit) and a $0 deductible apply to Loss for which the directors and officers are not indemnified by Empire Fidelity Investments Life Insurance Company.

New York law (N.Y. Bus. Corp. 722) provides, in part, that a corporation may indemnify a director, officer, employee or agent against liability if he acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation and, in respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Text of Article VI of Empire Fidelity Investments Life Insurance Company’s By-Laws, which relates to indemnification of the directors and officers, is as follows:

ARTICLE VI

INDEMNIFICATION

Section 6.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action or suit by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified to the extent permitted by the laws of the State of New York, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement of such action, suit or proceeding. The indemnification expressly provided by statute in a specific case shall not be deemed exclusive of any other rights to which any person indemnified may be entitled under any lawful agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

The Board of Directors may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or trust or other enterprise against any liability incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person in connection with the securities being registered), the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a)

Fidelity Brokerage Services LLC acts as distributor for other variable life and variable annuity contracts registered by separate accounts of Fidelity Investments Life, and Empire Fidelity Investments Life Insurance Company.

(b)	Management

Name and Principal Business Address	Positions and Offices with Depositor
Robert R. Mascialino	Director, Chief Executive Officer, and President
Lisa D. Kriser	Assistant Secretary
Michael Lyons	Treasurer
Kevin M. McLaughlin	Chief Financial Officer
Gail R. Merken	Chief Compliance Officer
Michael Shulman	Assistant Treasurer
Marc Squires	Director
Charles Sturdy	Secretary and Chief Legal Officer

The address for each person named in Item 34(b) is 900 Salem Street, Smithfield, Rhode Island 02917.

(c)	Compensation From the Registrant: $0.00

Item 35. Location of Accounts and Records

The records regarding the Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained at Empire Fidelity Investments Life Insurance Company at 640 Fifth Avenue, New York, New York 10019.

Item 36. Management Services

Not Applicable

Item 37. Fee Representation

Empire Fidelity Investments Life Insurance Company hereby represents that the aggregate charges under the variable life policy (“the policy”) offered by Empire Fidelity Investments Life Insurance Company, under this registration statement, are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by Empire Fidelity Investments Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Empire Fidelity Investments Variable Life Account A, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Smithfield, and State of Rhode Island, on this 29th day of April, 2024.

EMPIRE FIDELITY INVESTMENTS VARIABLE LIFE ACCOUNT A

(Registrant)

By: EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

By:	/s/ *	Attest:	/s/ Lance A. Warrick
	David A. Golino		Lance A. Warrick,
	President		Secretary

EMPIRE FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ *	Attest:	/s/ Lance A. Warrick
	David A. Golino		Lance A. Warrick,
	President		Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on this 29th day of April 2024.

Signature	Title

/s/ *		)
David A. Golino	President and Director	)
)
/s/ *		)
Miles Mei	Treasurer	)
)
/s/ *		)
Richard G. Compson, Jr.	Director	)	By: /s/ Lance A. Warrick
		)	Lance A. Warrick
/s/ *		)	(Attorney-in-Fact)*
Kathryn A. Dunn	Director	)
)
/s/ *		)
Jane P. Jamieson	Director	)
)
/s/ *		)
Wendy E. John	Director	)
)
/s/ *		)
William J. Johnson, Jr.	Director	)
)
/s/ *		)
Robert W. Litle	Director	)
)
/s/ *		)
Malcolm MacKay	Director	)

/s/ *		)
Nancy D. Prior	Director	)
)
/s/ *		)
Rodney R. Rohda	Director	)
)
/s/ *		)
Roger T. Servison	Director	)	By: /s/ Lance A. Warrick
		)	Lance A. Warrick
/s/ *		)	(Attorney-in-Fact)*
Roger L. Stiles	Director	)
)
/s/ *		)
David J. Vargo	Director	)